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                                                                    EXHIBIT 4.10



                        SETTLEMENT AND RELEASE AGREEMENT

                               ARTICLE I. PARTIES

         This Settlement and Release Agreement ("Settlement Agreement") dated as of May 2, 2002 (the "Effective Date") is entered into by and among the following parties:

         A. The United States of America, acting through the Civil Division of the United States Department of Justice and on behalf of the Department of Health and Human Services ("HHS") (collectively the "United States"); and

         B. Sulzer Orthopedics Inc., a Delaware corporation ("SOUS").

                           ARTICLE II. KEY DEFINITIONS

         A. "Affected Product" shall mean (i) Inter-Op(TM) Acetabular shells ("Inter-Op Shells") identified in SOUS's Safety Alert dated December 5, 2000 as identified by lot numbers on Attachment A attached hereto, and (ii) Reprocessed Inter-Op(TM) Shells ("Reprocessed Inter-Op Shells") identified by lot numbers on Attachment A attached hereto.

         B. "Affected Product Recipient" shall mean a person in whose body one or more Affected Product(s) have been implanted in an operation or other surgical procedure.

         C. "Class Action Settlement" means that agreement entered into by and among SOUS, SML, Sulzer AG and Winterthur (as defined herein) and the Class Counsel on behalf of the Class Representatives relating to the claims consolidated in the United States District Court for the Northern District of Ohio, Eastern Division,



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and styled In re: Sulzer Hip Prosthesis and Knee Prosthesis Liability Litigation
(MDL No. 1401) that has received preliminary judicial approval by the Court, as defined herein.

         D. "CMS" is the Centers for Medicare & Medicaid Services (formerly
HCFA), which administers the Medicare and Medicaid Program under HHS.

         E. "Covered Medicare Beneficiary" and/or "CMB" shall mean an Affected Product Recipient who (1) has undergone an Affected Product Revision Surgery, as defined herein; and (2) is entitled to and is receiving medical insurance benefits under Part A (hospital insurance benefits) and/or, if elected by such individual, Part B (supplementary medical insurance) of the Medicare program on the Affected Product Revision Surgery Date.

         F. "Court" and/or "Trial Court" and/or "Federal District Court" means the United States District Court for the Northern District of Ohio, Eastern Division with exclusive jurisdiction over MDL Docket No. 01-CV-9000 (MDL No.
1401).

         G. "Affected Product Revision Surgery" shall mean surgical removal and/or replacement of an Affected Product for reason other than trauma.

         H. "Affected Product Revision Surgery Date" shall be the date of the Affected Product Revision Surgery.

         I. "Medicare Covered Items and Services" shall include those medically necessary items and services that may be required in connection with an Affected Product Revision Surgery related to an Affected Product and are eligible for reimbursement under 42 U.S.C. Section 1395d and 42 U.S.C. Section 1395k, as amended, both



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subject to any limitations on coverage and payment, except for timely filing limitations, as set forth in any rules, regulations or other coverage guidelines issued by the Secretary of HHS or his or her designee, agents or contractors. A list of Medicare Covered Items and Services encompassed by this Settlement Agreement is set forth on Attachment B.

         J. "M+C Plan Enrollee" means a Covered Medicare Beneficiary who has elected to receive basic benefits through an M+C organization, as defined in 42 C.F.R. Section 422.2.

         K. "Medicare Managed Care Enrollee" means a Covered Medicare Beneficiary who is an M+C Plan Enrollee or who is otherwise receiving Medicare Covered Items and Services through a risk or cost-contracting organization that arranges for the provision of health care items and services to Medicare beneficiaries outside the traditional Medicare fee-for-service program.

         L. "Medicare Payment Amount" means either the Medicare-established fee schedule or other Medicare payment amount that CMS would have paid such provider or supplier of services, less any applicable beneficiary coinsurance or deductible obligations.

M. "Per-Beneficiary Cap" is the amount up to which SOUS agrees to pay the United States for each Covered Medicare Beneficiary, subject to any credits, offsets or refunds as more fully set forth herein. The Per-Beneficiary Cap covers all Medicare Covered Items and Services required in connection with an Affected Product Revision Surgery related to an Affected Product. For purposes of this



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Settlement Agreement, the Per-Beneficiary Cap shall be as follows:

                  1. For those Covered Medicare Beneficiaries receiving both Medicare Part A and Part B benefits on the Affected Product Revision Surgery Date, the Per-Beneficiary Cap shall be $15,000.

                  2. For those Covered Medicare Beneficiaries receiving only Medicare Part A benefits on the Affected Product Revision Surgery Date, the Per-Beneficiary Cap shall be $10,000.

                  3. For those Covered Medicare Beneficiaries receiving only Medicare Part B benefits on the Affected Product Revision Surgery Date, the Per-Beneficiary Cap shall be $5,000.

                  4. For those Covered Medicare Beneficiaries who are Medicare Managed Care Enrollees on the Affected Product Revision Surgery Date, the Per-Beneficiary Cap shall be $0.

         N. "SOUS' Records" and/or "Records" shall include any records in the possession of SOUS, its consultants, agents, and/or legal counsel.

         O. "Winterthur" shall refer to Winterthur International America Insurance Company and/or Winterthur Swiss Insurance Company and/or XL Winterthur International Insurance Switzerland and all Group Companies. Group Companies shall mean, in relation to Winterthur Swiss Insurance Company, a company which is from time to time, either directly or indirectly, under the control of, under common control with, or which controls Winterthur Swiss Insurance Company, and includes all subsidiaries, branches, affiliates and parent companies. Group Companies shall



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mean, in relation to XL Winterthur International Insurance Switzerland, a
company which is from time to time, either directly or indirectly, under the control or, under common control with, or which controls XL Winterthur International Insurance Switzerland, and includes all subsidiaries, branches, affiliates and parent companies.

         P. "Sulzer AG" shall refer to the limited company organized under the laws of Switzerland, and/or its affiliates and subsidiaries.

         Q. Sulzer Medica Ltd. ("SML") shall refer to the limited company organized under the laws of Switzerland.

         R. "Settlement Trust" shall mean a trust established to receive funds to be paid by SOUS, SML, Sulzer AG and Winterthur as provided in the Class Action Settlement Agreement.

         S. "Days," for the purpose of calculating any time periods established in this Settlement Agreement, shall mean calendar days.

                              ARTICLE III. PREAMBLE

         A. SOUS is the manufacturer of the Inter-Op(TM) Shell, a medical device used in conjunction with hip-implant surgical procedures.

         B. On December 5, 2000, SOUS issued a Safety Alert in connection with the Inter-Op(TM) Shells and, on December 8, 2000, SOUS announced the voluntary recall of certain Inter-Op(TM) Shells used in connection with hip implant surgical procedures. After SOUS recalled certain affected lots of its Inter-Op(TM) Shells, it "reprocessed" some of the never-implanted, Inter-Op(TM) Shells and some of these "reprocessed" shells were then used in connection with hip implant surgical procedures.



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

         C. The United States asserts that under the Medicare Secondary Payer Laws ("MSP") codified at 42 U.S.C. Section 1395y(b) and other federal and common law provisions, that it is entitled to reimbursement for its past, present and future payments for Medicare Covered Items and Services that may be furnished to Covered Medicare Beneficiaries that allegedly have arisen or will arise as a result of an Affected Product Revision Surgery related to an Affected Product.

         D. SOUS admits that it manufactured the Affected Products but denies that it is liable for payment of the Medicare Covered Items and Services. SOUS expressly denies that any third parties, including CMS, have made any payments to or on behalf of Affected Product Recipients or any other party which were directly or proximately related to or caused by any acts or omissions of SOUS or the purported failure of any of SOUS' products including, without limitation, the Affected Products.

         E. The parties desire to enter into this Settlement Agreement in order to settle, compromise and forever and finally resolve all present and future claims that the United States may have on behalf of HHS under the MSP Laws or any other applicable federal laws for Medicare Covered Items and Services in connection with an Affected Product Revision Surgery related to an Affected Product which have been or will be furnished to Covered Medicare Beneficiaries and for whom SOUS has collected information on any Affected Product Revision Lists or updated Inter-Op Revision List, as defined herein. This Settlement Agreement does not constitute an admission by SOUS of any wrongdoing or liability for the Medicare Covered Items



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and Services or for any other conduct arising out of an Affected Product
Revision Surgery related to an Affected Product.

                         ARTICLE IV. TERMS & CONDITIONS

         NOW, THEREFORE, in consideration of the mutual promises, covenants, and obligations set forth below:

         A. Initial Medicare Payment

                  1. Within five (5) days of Judicial Approval as set forth in
Article VII, SOUS shall provide CMS with a list of all Affected Product Recipients that have received an Affected Product Revision Surgery and who have reported such information to SOUS and/or its agents (the " Affected Product Revision List"). The Affected Product Revision List shall be provided pursuant to the confidentiality provisions set forth in Article VIII. SOUS shall provide CMS the information pursuant to the good faith provisions set forth in Article X.C.

                  2. The Affected Product Revision List shall include information from SOUS' Records, in such data formats reasonably prescribed by CMS, identifying the Affected Product Recipient's: (1) name; (2) Social Security number; (3) date of birth; (4) gender; (5) home address; (6) Affected Product Revision Surgery Date; (7) orthopedic surgeon that performed the Affected Product Revision Surgery, identified by name, address and telephone number (to the extent such information is in SOUS' Records); and (8) hospital where the Affected Product Revision Surgery was performed, identified by name, address and telephone number (to the extent such information is in SOUS' Records). During the term of this Settlement Agreement,



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SOUS is under an affirmative obligation to update its Affected Product Revision
List as any new information is received by SOUS. SOUS shall provide such updates pursuant to the provisions set forth in Article IV.B.1. Notwithstanding the above, SOUS is under no affirmative obligation to obtain any information required under this Paragraph from Affected Product Recipients or any other source that it does not have in its Records.

                  3. Within five (5) days of receipt of the Affected Product Revision List, CMS will issue written instructions to its Medicare fee-for-service claims processing contractors and CMS Regional Offices that all claims for Medicare Covered Items and Services including, but not limited to, payment for an Affected Product Revision Surgery provided to Covered Medicare Beneficiaries shall be processed and paid in accordance with CMS requirements (the "Agency Notice") and CMS shall promptly commence and/or continue payment of such claims. The form of such written instructions shall be agreed upon between CMS and SOUS prior to seeking Judicial Approval and shall not be amended without mutual agreement. Nothing in this Settlement Agreement shall preclude CMS from issuing supplemental clarification(s) to the Agency Notice for any purposes consistent with this Settlement Agreement. The parties understand and agree that the Agency Notice must be issued before any payment obligations under this Settlement Agreement become due. CMS shall notify SOUS when the Agency Notice has been issued and provide a copy of the final Agency Notice to SOUS in accordance with the notice provisions set forth in Article X. In the event any claims for Medicare Covered Items and Services



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furnished to Covered Medicare Beneficiaries have exceeded any of the applicable claims filing or other payment limits including, but not limited to, those provisions set forth at 42 C.F.R. Section 424.44 and 42 U.S.C. Section 1395w-4(g)(4)(B), on or before the date this Settlement Agreement receives Judicial Approval, as defined below, or within ninety (90) days thereafter, CMS will extend the applicable claims filing or other payment limits for a period of six (6) months from the first day of the month following Judicial Approval.

                  4. CMS shall compare the Affected Product Revision List to information in CMS' National Medicare Enrollment Database or any other appropriate source to determine whether the Affected Product Revision List includes any Covered Medicare Beneficiaries. Within thirty (30) days of receipt of the Affected Product Revision List, CMS shall submit a proposed list of Covered Medicare Beneficiaries (the "Proposed Medicare List") for whom CMS believes it is entitled to payment under this Settlement Agreement. CMS shall provide SOUS with the following information for each Affected Product Recipient for whom it believes any payment may be due under this Settlement Agreement: (1) the Medicare health insurance code ("HIC") number; (2) the date the individual enrolled in Medicare Part A and/or Part B benefits; (3) whether the individual is enrolled in Medicare Part A only, Part B only, or both Part A and Part B of the Medicare Program on the Affected Product Revision Surgery Date; (4) whether the individual is a Medicare Managed Care Enrollee on the Affected Product Revision Surgery Date; and (5) if the individual has retroactive eligibility to the Affected Product Revision Surgery Date,



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

sufficient information identifying the retroactive eligibility status of such individual. CMS shall return to SOUS or make reasonable efforts to destroy any information regarding Affected Product Recipients on the Affected Product Revision Lists who are not designated as Covered Medicare Beneficiaries.

                  5. Within thirty (30) days of receipt of the Proposed Medicare List, SOUS shall notify CMS of (1) the Affected Product Recipients for whom it agrees that payment will be made ("Initial Medicare List"); and (2) any individual for which it has an objection to the inclusion on the Proposed Medicare List ("Disputed CMB(s)"). Within thirty (30) days of producing the Initial Medicare List, SOUS shall wire or shall cause to be paid, an amount equal to the total number of Covered Medicare Beneficiaries on the Initial Medicare List times the applicable Per Beneficiary Cap, less any offsets, deductions or credits set forth below (the "Initial Medicare Payment"). The United States shall provide SOUS with wiring instructions to facilitate the payment required under this Paragraph.

                  6. Where SOUS provides CMS with a list of Disputed CMB(s) as set forth in Paragraph 5 above, SOUS shall provide CMS supporting documentation demonstrating why it objects to the inclusion of the Affected Product Recipient(s) on the Proposed Medicare List which shall include (1) documentation that the individual is not an Affected Product Recipient if such information comes to the attention of SOUS after the submission of the Initial Medicare List; or (2) any other documentation that directly contradicts the Affected Product Recipient's status as a Covered Medicare Beneficiary. Within thirty (30) days of CMS' receipt of the list of



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

Disputed CMB(s), representatives of CMS and SOUS shall meet and confer, either in-person or by teleconference to address the Disputed CMB(s). If the parties reach an agreement that any Disputed CMB(s) are eligible for payment under this Settlement Agreement, then such individuals shall be added to the next quarterly or bi-annual Supplemental Medicare List and payment shall be due as set for in
Article IV.B.3. If the parties fail to reach an agreement for any Disputed CMB(s) within the thirty (30) day period, either party may invoke the dispute resolution procedures in Article IX.

                  7. If SOUS fails to wire or cause to be paid the entire settlement payment within thirty (30) days from the date the Initial Medicare Payment is due under this Settlement Agreement, then, at the United States' sole discretion, the United States may (1) assess interest at the rate of the current applicable interest rate pursuant to 45 C.F.R. Section 30.13(a) per annum from the date of default until paid in full; or (2) the United States may declare SOUS to be in breach and terminate this Settlement Agreement pursuant to Article IV.D.2.

                  8. In the event CMS is unable to determine the Medicare eligibility status of any Affected Product Recipient on the Affected Product Revision List, CMS may request clarification or additional information from SOUS. SOUS shall diligently search its Records to determine whether such information is within its possession and will provide any additional information that comes into its possession after it submits the Affected Product Revision List to CMS. If such information is not in the possession of SOUS, then CMS may continue to pursue such information directly from the Affected Product Recipient and/or other sources available to CMS.



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In no event shall SOUS be required to contact the Affected Product Recipient or any other source to obtain such information.

         B. Supplemental Medicare Payment(s)

                  1. During the Calendar Year 2002, SOUS shall provide CMS with updates to the Affected Product Revision List due on August 1, 2002 and November 1, 2002. During the Calendar Year 2003 thru 2004, SOUS shall provide CMS with updates to the Affected Product Revision List every six (6) months, with the last such report being delivered on or before December 31, 2004. Any updates to the Affected Product Revision List required under this Paragraph shall include any Affected Product Recipients that received an Affected Product Revision Surgery who either (1) were not listed on any Affected Product Revision List(s) previously furnished to CMS; or (2) were listed on any Affected Product Revision List(s) previously furnished but were not identified by CMS as a Covered Medicare Beneficiary.

                  2. Upon receipt of any updated Affected Product Revision List, CMS shall compare the Affected Product Revision List against HHS' National Medicare Enrollment Database or any other appropriate source to determine whether the updated list includes any Covered Medicare Beneficiaries. Within thirty (30) days of receipt of any updated Affected Product Revision List, CMS shall submit a proposed supplemental list of Covered Medicare Beneficiaries (the "Proposed Supplemental Medicare List") for whom CMS believes it is entitled to payment under this Settlement Agreement. CMS shall provide SOUS with the following information for each Affected Product Recipient for whom it believes any payment may be due



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under this Settlement Agreement: (1) the Medicare health insurance code ("HIC")
number; (2) the date the individual enrolled in Medicare Part A and/or Part B benefits; (3) whether the individual is enrolled in Medicare Part A only, Part B only, or both Part A and Part B of the Medicare Program on the Affected Product Revision Surgery Date; (4) whether the individual is a Medicare Managed Care Enrollee on the Affected Product Revision Surgery Date; and (5) if the individual has retroactive eligibility to the Affected Product Revision Surgery Date, sufficient information identifying the retroactive eligibility status of such individual. CMS shall return to SOUS or make reasonable efforts to destroy any information regarding Affected Product Recipients on the Affected Product Revision Lists who are not designated as Covered Medicare Beneficiaries.

                  3. Within thirty (30) days of receipt of the Proposed Supplemental Medicare List, SOUS shall notify CMS of (1) the Affected Product Recipients for whom it agrees that payment will be made ("Supplemental Medicare List"); and (2) Disputed CMB(s). Within thirty (30) days of producing the Supplemental Medicare List, SOUS shall wire or shall cause to be paid, an amount equal to the total number of Covered Medicare Beneficiaries on the Supplemental Medicare List times the applicable Per Beneficiary Cap, less any offsets, deductions or credits set forth below (the "Supplemental Medicare Payment"). The wiring instructions furnished by the United States pursuant to Article IV.A.5 above shall apply to any supplemental payments required under this Paragraph unless and until SOUS receives notification from the United States amending any prior wiring instructions received.



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                  4. Where SOUS provides CMS with a list of Disputed CMB(s) as set forth in Paragraph 3 above, SOUS shall provide CMS supporting documentation demonstrating why it objects to the inclusion of the Affected Product Recipient(s) on the Proposed Supplemental Medicare List which shall include (1) documentation that the individual is not an Affected Product Recipient if such information comes to the attention of SOUS after the submission of the Initial Medicare List; or (2) any other documentation that directly contradicts the Affected Product Recipient's status as a Covered Medicare Beneficiary. Within thirty (30) days of CMS' receipt of the Disputed CMB(s), representatives of CMS and SOUS shall meet and confer, either in-person or by teleconference to address the Disputed CMB(s). If the parties reach an agreement that any Disputed CMB(s) are eligible for payment under this Settlement Agreement, then such individuals shall be added to the next quarterly or bi-annual Supplemental Medicare List and payment shall be due as set forth in Article IV.B.3 above. If the parties fail to reach an agreement for any Disputed CMB(s) within the thirty (30) day period, either party may invoke the dispute resolution procedures in Article IX.

5. If SOUS fails to wire or cause to be paid the entire settlement payment within thirty (30) days from the date any Supplemental Medicare Payment is due under this Settlement Agreement, then, at the United States' sole discretion, the United States may (1) assess interest at the rate of the current applicable interest rate pursuant to 45 C.F.R. Section 30.13(a) per annum from the date of default until paid in full;



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or (2) the United States may declare SOUS to be in breach and terminate this
Settlement Agreement pursuant to Article IV.D.2.

                  6. In the event CMS is unable to determine the Medicare eligibility status of any individual on any updated Affected Product Revision List, CMS may request clarification or additional information from SOUS. SOUS shall diligently search its Records to determine whether such information is within its possession and will provide any additional information that comes into its possession after it submits any updated Affected Product Revision List to CMS. If such information is not in the possession of SOUS, then CMS may continue to pursue such information directly from the Affected Product Recipient and/or other sources available to CMS. In no event shall SOUS be required to contact the Affected Product Recipient or any other source to obtain such information.

         C. Credits, Refunds & Offsets

                  1. The parties recognize and acknowledge that the Per-Beneficiary Cap established pursuant to this Settlement Agreement is based upon the mutual understanding that CMS, and not SOUS, will pay directly all providers and suppliers for Medicare Covered Items and Services furnished to Covered Medicare Beneficiaries.

                  2. In the event (1) SOUS, or any party on behalf of SOUS, pays directly any provider, supplier, or third-party payer on a claim of subrogation, other than any amounts for deductibles and coinsurance for any Medicare Covered Items or Services furnished to a Covered Medicare Beneficiary, or (2) SOUS can demonstrate



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that another third-party payer has made payment and CMS has not made primary payment for the same Medicare Covered Item(s) and Service(s) furnished to a Covered Medicare Beneficiary, SOUS shall be entitled to a credit, offset or refund in an amount equal to the Medicare Payment Amount for the specific Medicare Covered Item(s) or Service(s) as set forth below:

                           a. In the event the Per-Beneficiary Cap for such
Covered Medicare Beneficiary has not yet been paid by SOUS to the United States in any Initial or Supplemental Medicare Payment, SOUS shall be entitled to offset the Per-Beneficiary Cap that would otherwise be due to the United States for such Covered Medicare Beneficiary by the Medicare Payment Amount for the Specific Medicare Covered Items or Services.

                           b. In the event the Per-Beneficiary Cap (or any
portion thereof) for such Covered Medicare Beneficiary has already been received by the United States, SOUS shall be entitled to offset any future payments due to the United States by an amount equal to the Medicare Payment Amount for the specific Medicare Covered Items or Services. In the event no payments are currently due to the United States for which an offset may be applied, SOUS shall be entitled to request a refund from the Medicare Trust Fund administered by CMS for such amounts paid by or on behalf of SOUS at the Medicare Payment Amount for the specific Medicare Covered Items or Services. Any amounts which must be refunded to SOUS by CMS pursuant to this Paragraph shall include a 4% deduction to take into consideration the administrative costs of issuing such refund. SOUS shall notify



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CMS of its intention to request an offset or refund under this Paragraph within six (6) months of the date from which SOUS makes payment directly to such provider, supplier, or third-party payer on a claim for subrogation, provided that, all offsets or refunds which may be sought by SOUS under this Paragraph shall be requested by September 8, 2005.

                  3. In the event either party discovers that an individual previously designated by CMS as a Covered Medicare Beneficiary fails to meet the requirements set forth in Article II above, SOUS shall be entitled to offset any future payments due to the United States in an amount equal to the Per-Beneficiary Cap previously received by the United States upon written notification to the United States in accordance with this Paragraph. In the event no payments are currently due to the United States for which an offset may be applied, SOUS shall be entitled to request a refund from the Medicare Trust Fund administered by CMS in an amount equal to the Per-Beneficiary Cap previously received by the United States. SOUS shall provide sufficient documentation to CMS which demonstrates that the individual is not a Covered Medicare Beneficiary where an offset or refund is sought pursuant to this Paragraph. All offsets or refunds which may be sought by SOUS under this Paragraph shall be requested by September 8, 2005.

                  4. In the event SOUS requests a refund under either Paragraph 2 or 3, CMS shall (1) review the documentation that must be submitted by SOUS, and (2) issue a refund to SOUS or its designee within sixty (60) days after receiving a written notice requesting such refund from SOUS. In the event CMS disputes SOUS'



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calculation of the Medicare Payment Amount(s) upon which any refund is to be calculated under this Settlement Agreement, CMS may reduce SOUS' requested refund amount provided CMS issues documentation to SOUS supporting its calculation of the applicable Medicare Payment Amount(s) associated with such refund.

                  5. In connection with any offsets or refunds which may be sought by SOUS under Paragraph 2, SOUS shall provide the following documentation as applicable to the specific offset or refund being sought: (1) the Covered Medicare Beneficiary's name and address; (2) the Medicare HIC number (to the extent such number has been provided by CMS to SOUS); (3) the name, address, and tax identification number of the provider, supplier or third-party payer that received payment from SOUS (to the extent such information has been provided to SOUS); (4) where the third-party payer is the party identified in (3), the name, address and tax identification number of the provider or supplier that supplied the services (to the extent such information has been provided to SOUS); (5) the amounts paid by SOUS on behalf of such beneficiary; (6) the item or service furnished to such individual; and (7) any other documents which reasonably demonstrate payment by or on behalf of SOUS to such organization or entity or any documents demonstrating that CMS has not made primary payment for such item or service.

                  6. Any credits, offsets or refunds which may be applied under this Paragraph C shall not exceed the applicable Per-Beneficiary Cap for any Covered Medicare Beneficiary.



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

                  7. No credit, offset or refund shall be available to SOUS under this Paragraph C in the event that CMS has made primary payment for the same Medicare Covered Item or Service to the provider or supplier for which SOUS is seeking a credit, offset or refund. In the event a provider, supplier, or third-party payer pursues SOUS for payment, other than for coinsurance and deductible amounts which remain the sole responsibility of SOUS, then CMS shall
(1) provide SOUS with sufficient documentation supporting its primary payment of the same Medicare Covered Item or Service to such provider or supplier; and, at the request of SOUS, (2) notify such provider or supplier of the applicable Medicare requirements mandating that such provider or supplier discontinue pursuit of such amounts from SOUS where CMS has made primary payment and, in the case of third-party payer pursuing SOUS for payment, that such payer should pursue a refund from the provider or supplier who erroneously received primary payment.

                  8. In the event either party disputes any credit, offset or refund requested by SOUS or issued by CMS under this Paragraph C, the dispute resolution procedures set forth in Article IX shall apply.

         D. Term

                  1. The obligations assumed by both parties under this Settlement Agreement shall commence on the Effective Date and end on September 8, 2005, (the "End Date") provided, that this Settlement Agreement only shall cover those Affected Product Recipients that undergo an Affected Product Revision Surgery on or before

June 5, 2003 with respect to an Inter-Op Shell (other than a Reprocessed Inter-Op Shell), and September 8, 2004 with respect to a Reprocessed Inter-Op Shell.

                  2. If either party shall default in the performance of any of its obligations hereunder, and such default continues and is not corrected within thirty (30) days after receipt of written notice of such default from the non-defaulting party, then in such event any non-defaulting party may, at its option, terminate this Settlement Agreement by delivery of written notice of its intention to terminate at least seven (7) days prior to the expiration of the thirty (30) day period.

                  3. This Settlement Agreement may be extended by mutual written consent of the parties.

                  4. All releases set forth in Article V shall survive the End Date of this Settlement Agreement.

         E. Security for Payment

                  1. Within five (5) days following the Execution Date, SOUS and the United States shall execute the security agreement (the "Security Agreement"), which shall be approved by the Court, granting a security interest to all of SOUS' assets (including intangibles such as intellectual property, patents and trademarks other than goodwill) that may be the subject of a lien under applicable law (the "Secured Assets") for the purposes of securing SOUS' payment obligations under this Settlement Agreement. The Security Agreement to be executed by the parties is set forth on Attachment C.

                  2. Within five (5) days following the Execution Date, SOUS, the United States and the Trustee for the Class Action Settlement shall execute an intercreditor agreement (the "Intercreditor Agreement"), which shall be approved by the Court, addressing the United States' priority right to payment out of the Settlement Trust for Covered Medicare Beneficiaries in accordance with the terms and conditions in this Settlement Agreement, in the event SOUS does not meet any payment obligations hereunder. The Intercreditor Agreement to be executed by the parties is set forth as Attachment D.

                               ARTICLE V. RELEASES

         A. Upon satisfaction of any payment obligations under this Settlement Agreement for a Covered Medicare Beneficiary whose name appears on the Initial Medicare List or any Supplemental Medicare List, the United States shall release and forever discharge SOUS, SML, Sulzer AG and Winterthur, and their employees, agents, officers, directors, parents, subsidiaries, divisions, affiliates, attorneys, insurers, representatives, heirs, successors, and assigns from all claims arising under 42 U.S.C. Section 1395y(b)(2)-(3), 42 C.F.R. Sections 411.20-411.37, 42 U.S.C. Section 2651, 28 C.F.R. Part 43, and any common law provisions for the reimbursement of Medicare Covered Items and Services provided to such Covered Medicare Beneficiary.

         B. Upon satisfaction of any payment obligations under this Settlement Agreement for any Covered Medicare Beneficiary whose name appears on the Initial Medicare List or any Supplemental Medicare List, the United States waives its claims arising under 42 U.S.C. Section 1395y(b)(2)-(3), 42 C.F.R. Sections 411.20-411.37, 42 U.S.C. Section

2651, 28 C.F.R. Part 43, and any common law provisions for the reimbursement of Medicare Covered Items and Services provided to such Covered Medicare Beneficiary against any payments which may be distributed pursuant to the Class Action Settlement or any other settlement or distribution between SOUS and the Covered Medicare Beneficiary for claims related to an Affected Product Revision Surgery. The United States waives any rights it has or may have against any Covered Medicare Beneficiary for Medicare Covered Items and Services related to an Affected Product Revision Surgery and further waives any claims it has or may have as a third-party beneficiary to any applicable insurance policies issued by Winterthur for the benefit of SOUS upon satisfaction of any payment obligations under this Settlement Agreement for such Covered Medicare Beneficiary. Upon satisfaction of the payment obligations under this Settlement Agreement, CMS shall discontinue any efforts to recoup payment for Medicare Covered Items and Services from such Covered Medicare Beneficiary. The releases and obligations granted by the United States above shall only apply to the extent SOUS has fulfilled its payment obligations for a specific Covered Medicare Beneficiary whose name appears on the Initial Medicare List or any Supplemental Medicare List submitted pursuant to this Settlement Agreement.

         C. Notwithstanding any other provision to this Settlement Agreement, the United States does not release:

                  1. Any claim arising under criminal law;

                  2. Any criminal, civil, or administrative claims, rights or defenses arising under Title 26, U.S. Code (Internal Revenue Code);

                  3. Any claim arising under 31 U.S.C. Sections 3729 et seq. (False Claims Act), 31 U.S.C. Sections 3801 et seq. (Program Frauds Civil Remedies Act), 42 U.S.C. Sections 1320a-7a (Civil Monetary Penalties statute), or common law cause of action for fraud;

                  4. Any obligations created by this Settlement Agreement; and

                  5. Any claims by other federal agencies for claims not arising from Section 1862(b)(1) of the Social Security Act, 42 U.S.C. Section 1395y.

                  6. Any claims by M+C organizations, as defined in 42 C.F.R.
Section 422.2.

                          ARTICLE VI. CLAIMS REPORTING

         A. SOUS shall have the right to examine the claims paid by CMS for Medicare Covered Items and Services furnished to any Covered Medicare Beneficiaries (the "Medicare Claims Report"). SOUS may request either a statistical sample of Covered Medicare Beneficiaries or a report on 100% of the Covered Medicare Beneficiaries encompassed by this Settlement Agreement. The Medicare Claims Report shall identify all Medicare Part A and Part B claims paid by CMS to Covered Medicare Beneficiaries from September 1, 1998 through the date of the report requested by SOUS and the dollar amounts paid by CMS in connection with such claims.

         B. In order to obtain a Medicare Claims Report, SOUS must provide written notice to CMS. In the event SOUS requests a statistical sample, SOUS shall remit a data collection fee to CMS in the amount $10,000 in conjunction with its request. In the event SOUS requests a 100% claims review. SOUS shall remit a data collection fee to CMS in the amount of $25,000 in conjunction with its request.

         C. CMS shall have one hundred twenty (120) days from the date of written notice to prepare the Medicare Claims Report and deliver a summary report and all required supporting documentation to SOUS and/or its insurers including, but not limited to, Winterthur. The data format for such report shall be the standard National Claims History format used by CMS in preparing reports on claims paid for Medicare beneficiaries.

         D. The parties that may receive such reports from CMS are limited to the released parties set forth in Article V. SOUS acknowledges and agrees that the information that may be furnished by CMS in any reports generated and produced pursuant to this Article VI contains confidential information. Any party entitled to receive such reports from CMS shall agree to maintain the confidentiality of such information and shall execute any reasonable confidentiality agreement provided by CMS in connection with the release of such reports.

                      ARTICLE VII. CONDITIONS TO SETTLEMENT

         A. In order to become effective, this Settlement Agreement must receive judicial approval from the Trial Court ("Judicial Approval").

         B. Within ten (10) days after execution of this Settlement Agreement, SOUS shall move the Trial Court, by filing a motion for the entry of an order granting

Judicial Approval. The form of Judicial Approval shall include the Settlement Agreement and all Attachments, the Security Agreement, the Intercreditor Agreement, and such orders authorizing distribution of the payment obligations under this Settlement Agreement to be made out of the Settlement Trust upon final approval of the Class Action Settlement Agreement.

         C. The United States shall cooperate in all of the filings and proceedings relating to obtaining Judicial Approval .

         D. In the event Judicial Approval cannot be achieved on or before May 15, 2002, this Settlement Agreement may be terminated immediately by either party upon written notice to the other party.

         E. SOUS may, but is not required, to waive the requirements to seek Judicial Approval as set forth in this Article.

                          ARTICLE VIII. CONFIDENTIALITY

         A. The United States acknowledges and agrees that the information required to be furnished by SOUS includes Individually Identifiable Health Information ("IHI") for Affected Product Recipients who are not Covered Medicare Beneficiaries. The United States shall make reasonable efforts to destroy or return to SOUS any IHI on the Affected Product Revision Lists regarding Affected Product Recipients that are not designated by the United States as Covered Medicare Beneficiaries.

         B. The United States agrees to hold confidential any IHI regarding the Affected Product Recipients in accordance with the Federal Privacy Act of 1974 and the Health Insurance Portability and Accountability Act of 1996. The United States shall not disclose such IHI or allow such IHI to be disclosed, directly or indirectly, to any person or entity other than those persons or entities who are employed by the United States or under contract with the United States as a contractor or agent except as provided by statute or by regulation.

         C. In the event any third party seeks to request or demand the production of any IHI furnished by SOUS from the United States, other than a Covered Medicare Beneficiary seeking access to his/her own records, the United States will notify SOUS promptly but in no event later than fifteen (15) days before producing any IHI furnished by SOUS to such individual or entity.

         D. The term "IHI" is defined as health information that relates to the past, present, or future physical or mental health or condition of an individual; the provision of health care to an individual; or the past, present, or future payment for the provision of health care to an individual. It shall include, but is not limited to, any information which can reasonably identify the individual by either name, social security number, mailing address and/or provider who furnished health care items and services to such individual.

                         ARTICLE IX. DISPUTE RESOLUTION

         A. The parties will attempt in good faith to resolve through negotiation any dispute, claim or controversy arising out of or relating to this Settlement Agreement. Either party may initiate negotiations by providing written notice in letter form to the other party, setting forth the subject of the dispute and the relief requested. The recipient of such notice will respond in writing within ten (10) days with a statement of its position on and recommended solution to the dispute.

         B. All disputes, claims or controversies arising out of or relating to this Settlement including those arising under Article IV, Paragraphs A.6, B.4., and/or C must be brought within one (1) year following the occurrence of the event giving rise to the dispute, claim or controversy. The one (1) year time limit for raising any disputes under this Settlement Agreement shall not apply
(1) in the event CMS discovers that an Affected Product Recipient was omitted by SOUS from any Affected Product Revision List furnished to CMS pursuant to the obligations set forth in this Settlement Agreement; or (2) to any Affected Product Recipient who obtains retroactive eligibility on the Affected Product Revision Surgery Date, provided that, in no event shall any dispute be brought on or after September 8, 2005.

                            ARTICLE X. MISCELLANEOUS

         A. Notices. All notices and other communications required or permitted under this Settlement Agreement shall be in writing and delivered in person, by overnight delivery service, or by facsimile. Any such notice shall be deemed given as of the date of receipt and shall be delivered to the parties as follows:

                  If to the United States:

                  Department of Justice
                  Civil Division
                  1100 L Street, N.W., Room 10062
                  Washington, D.C. 20005
                  Attention: Ruth A. Harvey
                  Fax: 202.514.9163
                  with a copy to:

                  Centers for Medicare & Medicaid Services
                  7500 Security Blvd.
                  Mail Stop: C2-26-25
                  Baltimore, MD 21244-1850
                  Attention: Leslie Stafford
                  Fax: 410.786.5187

                  If to SOUS:

                  Sulzer Orthopedics Inc.
                  9900 Spectrum Drive
                  Austin, TX 78717
                  Attention: David Floyd, President
                  Facsimile: 512.432.9305

                  with copies to:

                  Barry Alexander
                  Kilpatrick Stockton, LLP
                  3737 Glenwood Avenue
                  Raleigh, NC 27612
                  Facsimile: 919.510.6105

                  and

                  Sid Backstrom, Esq.
                  The Scruggs Law Firm, P.A.
                  Post Office Drawer 1425
                  Pascagoula, MS 39568-1425
                  Facsimile: 228.762.1207

         B. Bankruptcy. In the event SOUS commences, or a third party commences, within ninety-one (91) days of the Effective Date of this Settlement Agreement, any case, proceeding, or other action (a) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have any order for relief of SOUS' debts, or seeking to adjudicate SOUS as bankrupt or insolvent, or (b) seeking appointment of a receiver, trustee, custodian or other similar official for SOUS for all or any substantial part of SOUS' assets, SOUS agrees as follows:

                  1. In the event that SOUS' obligations hereunder are avoided for any reason, including, but not limited to, through the exercise of a trustee's avoidance powers under the Bankruptcy Code, the United States, and its sole option, may rescind the releases in this Settlement Agreement, and bring any civil and/or administrative claim, action or proceeding against SOUS for the claims that would otherwise be covered by the releases provided herein. If the United States chooses to do so, SOUS agrees that it will not plead, argue or otherwise raise any defenses under the theories of statute of limitations, laches, estoppel or similar theories, to any such civil or administrative claims, actions or proceeding which are brought by the United States within one hundred eighty (180) days of written notification to SOUS that the releases herein have been rescinded pursuant to this Paragraph, and the United States may pursue its claim against SOUS for the recovery of any costs associated with Medicare Covered Items and Services furnished to Covered Medicare Beneficiaries, as well as any other case, action, or proceeding arising in connection with an Affected Product Revision Surgery. SOUS further agrees that in the event it commences or a third party commences bankruptcy proceedings, the United States is not limited to the Per-Beneficiary Cap for any Covered Medicare Beneficiaries for whom it has not yet received payment from SOUS.

                  2. SOUS acknowledges that its agreements in this Paragraph are provided in exchange for valuable consideration provided in this Settlement Agreement.

         C. SOUS represents and warrants that, to the best of SOUS' knowledge, any information required to be furnished to the United States under this Settlement Agreement is accurate, complete and based upon information readily ascertainable by SOUS.

         D. All of the terms and conditions of this Settlement Agreement are for the benefit of the parties hereto, and shall be binding upon and inure to the benefit of the parties and their representatives.

         E. This Settlement Agreement shall not be used or construed by any person or entity as an admission of liability, or a finding or admission that the rights of any one of the parties to this Settlement Agreement were in any way violated by any other party to this Settlement Agreement. This Settlement Agreement may not be offered or received in evidence in any action or proceeding as an admission or confession of liability or wrongdoing on the part of any of the parties to this Settlement Agreement.

         F. In the event any one or more of the provisions contained in this Settlement Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision if SOUS and the United States mutually elect to proceed as if such invalid, illegal or unenforceable provision had never been included in this Settlement Agreement. The parties agree that this Settlement Agreement shall not be construed against any party to the Settlement Agreement on the grounds that such party drafted this Settlement Agreement, but shall be construed as if all parties jointly prepared the Settlement Agreement, and any uncertainty or ambiguity existing herein shall not be interpreted against any of the parties, but according to the application of the rules of interpretation of contracts. The parties to this Settlement Agreement enter into this Settlement Agreement freely and voluntarily and with a full understanding of its terms and significance.

         G. This Settlement Agreement, its Attachments, the Security Agreement referenced in Article IV.E.1, and the Intercreditor Agreement referenced in
Article IV.E.2 shall constitute the entire agreement of the parties relating to the resolution of claims the United States may have under 42 U.S.C. Section 1395y(b)(2)-(3), 42 C.F.R. Sections 411.20-411.37, 42 U.S.C. Section 2651, 28
C.F.R. Part 43, and any common law provisions for the reimbursement of Medicare Covered Items and Services the United States has paid or will pay on behalf of any Covered Medicare Beneficiary in connection with an Affected Product Revision Surgery, and shall not be changed, modified, amended, extended, terminated, waived, discharged or added to without the express written consent of counsel on behalf of all parties to this Settlement Agreement. This Settlement Agreement contains the entire understanding of the parties and supersedes all prior or contemporaneous understandings, agreements, negotiations, discussions and draft agreements between the parties on or with respect to the issues addressed herein. This Settlement Agreement does nothing to affect in any way the rights, duties, and obligations of the parties to the Class Action Settlement Agreement.

         H. This Settlement Agreement shall be binding upon and inure to the benefit of the parties to the Settlement Agreement. Nothing in this Settlement Agreement creates any rights in any third parties.

         I. This Settlement Agreement may be executed in counterpart by the parties hereto for purposes of this Settlement Agreement. The parties hereby warrant and covenant: (a) that each has taken all action necessary to authorize execution of this Settlement Agreement; (b) that this Settlement Agreement and each of its terms is binding; (c) that each has the requisite power and authority to perform the acts stated herein; (d) that the undersigned signatory for each party has the authority to bind that party; (e) that it has not assigned or delegated to any third party all or any part of the rights and obligations set forth herein; and (f) that it owns and has not assigned, conveyed, pledged, encumbered, or otherwise transferred, in whole or in part, any of the causes of action, claims, or debts released herein.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, the Parties have duly executed this Settlement Agreement by their respective counsel as set forth below.

                                       UNITED STATES OF AMERICA
                                       ROBERT D. McCALLUM, JR.
                                       Assistant Attorney General

DATED: 5/2/02                          /s/ RUTH A. HARVEY
      ----------------------------     --------------------------------------
                                       J. CHRISTOPHER KOHN
                                       SANDRA P. SPOONER
                                       RUTH A. HARVEY
                                       Department of Justice
                                       Civil Division
                                       Ben Franklin Station
                                       P.O. Box 875
                                       Washington, DC 20044

                                       Attorneys for United States of America

                                       CENTERS FOR MEDICARE & MEDICAID SERVICES


DATED: 5/2/02                          /s/ S. JEFF CHANLEY for
       -----------------------         ------------------------------
                                       DEBORAH TAYLOR
                                       Deputy Chief Financial Officer

                                       SULZER ORTHOPEDICS INC.


DATED: 4/25/02                         /s/ DAVID K. FLOYD
       -----------------------         ------------------------------
                                       DAVID K. FLOYD
                                       President

                                  ATTACHMENT A

                                AFFECTED PRODUCTS
                                   LOT NUMBERS

                           INTER-OP SHELL LOT NUMBERS


1285448-B                       1308058                         1309241
1295134                         1308059                         1309241-A
1295155                         1308060                         1309242
1295156                         1308061                         1309242-A
1295159                         1308062                         1309243
1295163                         1308063                         1309243-A
1295164                         1308064                         1309946
1295165                         1308065                         1309947
1304742                         1308066                         1309948
1304751                         1308067                         1309949
1304752                         1308068                         1310552
1304752-A                       1308416                         1310553
1305391                         1308417                         1310731
1305393                         1308418                         1310732
1305398                         1308419                         1310756
1306149                         1308420                         1310757
1306149-A                       1308719                         1310758
1306149-B                       1308719-A                       1310759
1306998                         1308720                         1310760
1307650                         1308720-A                       1310890
1307652                         1308721                         1310891
1307653                         1308721-A                       1310892
1307654                         1308722                         1310893
1307655                         1308722-A                       1310894
1307656                         1308723                         1310895
1307659                         1308724                         1310896
1307661                         1308725                         1310897
1307845                         1308726                         1310898
1307846                         1308727                         1310899
1307848                         1308728                         1310900
1307849                         1308729                         1310901
1307850                         1308730                         1310902
1308054                         1308731                         1310903
1308054-A                       1308732                         1310904
1308055                         1308733                         1311021
1308055-A                       1309239                         1311022
1308056                         1309239-A                       1311023
1308056-A                       1309240                         1311024
1308057                         1309240-A                       1311024-A



ATTACHMENT A

1311025                         1313481                         1315723
1311615                         1313482                         1315724
1311615-A                       1313483                         1315725
1311616                         1313484                         1315726
1311839                         1313485                         1315727
1311840                         1313486                         1315728
1311841                         1313487                         1315729
1311842                         1313488                         1315730
1311843                         1313489                         1315731
1311844                         1313490                         1315732
1311845                         1313491                         1315832
1311846                         1313492                         1315833
1311847                         1313493                         1315834
1311848                         1314438                         1315834-A
1311849                         1314439                         1315835
1311850                         1314440                         1315835-A
1311851                         1314441                         1315836
1311852                         1314442                         1315836-A
1311853                         1314443                         1315837
1312377                         1314444                         1315837-A
1312378                         1314445                         1316605
1312379                         1314446                         1316606
1312380                         1314447                         1316607
1312381                         1314448                         1316608
1312382                         1314449                         1316609
1312383                         1314450                         1316610
1312384                         1314451                         1316611
1312385                         1314452                         1316612
1312386                         1314535                         1316613
1312387                         1314535-A                       1316614
1312388                         1315174                         1316615
1312794                         1315175                         1316616
1312795                         1315176                         1316617
1312796                         1315177                         1317187
1312797                         1315178                         1317188
1312798                         1315179                         1317189
1312799                         1315180                         1317190
1312800                         1315181                         1317191
1312801                         1315182                         1317192
1312802                         1315183                         1317193
1312803                         1315184                         1317194
1312804                         1315185                         1317195
1312805                         1315186                         1317196
1312806                         1315720                         1317197
1313479                         1315721                         1317198
1313480                         1315722                         1317199



ATTACHMENT A

1318017                         1319355                         1321719
1318018                         1319884                         1321720
1318019                         1320035                         1321721
1318020                         1320036                         1321722
1318021                         1320037                         1321723
1318022                         1320037-A                       1321724
1318023                         1320038                         1321725
1318024                         1320039                         1321726
1318025                         1320040                         1321726-A
1318026                         1320040-A                       1322348
1318027                         1320041                         1322349
1318028                         1320042                         1322350
1318029                         1320043                         1322351
1318030                         1320044                         1322352
1318031                         1320045                         1322353
1318393                         1320046                         1322513
1318393-A                       1320047                         1322514
1318619                         1320048                         1322515
1318620                         1320049                         1322516
1318621                         1320547                         1322517
1318622                         1320548                         1322518
1318623                         1320549                         1322519
1318624                         1320550                         1322520
1318625                         1320605                         1322521
1318626                         1320606                         1322522
1318627                         1320750                         1322523
1318628                         1320751                         1322524
1318629                         1320752                         1322525
1318630                         1320753                         1322526
1318631                         1320754                         1322527
1318632                         1320755                         1323095
1318633                         1320756                         1323096
1319341                         1320757                         1323097
1319342                         1320757-A                       1323098
1319343                         1320758                         1323099
1319344                         1321179                         1323100
1319345                         1321180                         1323101
1319346                         1321181                         1323102
1319347                         1321182                         1323103
1319348                         1321183                         1323104
1319349                         1321184                         1323105
1319350                         1321185                         1323106
1319351                         1321186                         1323592
1319352                         1321187                         1323593
1319353                         1321718                         1323594
1319354                         1321718-A                       1323595



ATTACHMENT A

1323596                         1325153                         1327470
1323597                         1325154                         1327471
1323598                         1325155                         1327472
1323599                         1325156                         1327473
1323600                         1325824                         1327474
1323601                         1325825                         1328485
1323602                         1325826                         1328486
1323603                         1325827                         1328487
1323604                         1325828                         1328488
1323605                         1325829                         1328489
1323606                         1325830                         1328490
1323863                         1325831                         1328491
1323864                         1325832                         1328492
1323865                         1325833                         1328493
1323865-A                       1325834                         1328494
1323968                         1325835                         1328495
1323968-A                       1325836                         1328496
1323969                         1325836-A                       1328497
1323970                         1325836-B                       1328498
1323970-A                       1325837                         1328499
1324306                         1325838                         1329481
1324307                         1326812                         1329482
1324308                         1326813                         1329483
1324309                         1326814                         1329484
1324310                         1326815                         1329485
1324311                         1326816                         1329486
1324312                         1326817                         1329487
1324313                         1326818                         1329488
1324314                         1326819                         1329489
1324564                         1326820                         1329490
1324565                         1326821                         1329491
1324566                         1326822                         1329492
1324567                         1326823                         1329493
1324568                         1326824                         1329494
1324569                         1326825                         1329495
1325142                         1326826                         1329521
1325143                         1327460                         1330175
1325144                         1327461                         1330176
1325145                         1327462                         1330177
1325146                         1327463                         1330297
1325147                         1327464                         1330298
1325148                         1327465                         1330299
1325149                         1327466                         1330300
1325150                         1327467                         1330301
1325151                         1327468                         1330302
1325152                         1327469                         1330303



ATTACHMENT A

1330304                         1332212                         1334967
1330305                         1332213                         1334968
1330306                         1332214                         1335883
1330307                         1332215                         1335884
1330308                         1332216                         1335885
1330309                         1332217                         1335886
1330310                         1332218                         1335887
1330311                         1332219                         1335888
1330312                         1332220                         1335889
1330313                         1332221                         1335890
1330314                         1332222                         1335891
1330315                         1332223                         1335892
1330316                         1332224                         1335893
1330818                         1332225                         1335894
1330819                         1332837                         1335895
1331256                         1332838                         1335896
1331257                         1332839                         1335897
1331258                         1332840                         1336834
1331259                         1332841                         1336835
1331260                         1332842                         1336836
1331261                         1332843                         1336837
1331262                         1332844                         1336838
1331263                         1332845                         1336839
1331264                         1332846                         1336840
1331265                         1332847                         1336841
1331266                         1332848                         1336842
1331267                         1332849                         1336843
1331268                         1332850                         1336844
1331269                         1332851                         1336845
1331270                         1334089                         1336846
1331271                         1334090                         1336847
1331272                         1334091                         1336848
1331695                         1334092                         1337711
1331696                         1334093                         1337712
1331697                         1334094                         1337713
1331698                         1334095                         1337714
1331698-A                       1334096                         1337715
1331699                         1334097                         1337716
1331700                         1334098                         1337717
1331701                         1334099                         1337718
1331702                         1334100                         1337719
1331703                         1334101                         1337720
1331704                         1334102                         1337721
1332209                         1334103                         1337722
1332210                         1334104                         1337723
1332211                         1334105                         1337724



ATTACHMENT A

1337725                         1342081                         1345341
1338806                         1342082                         1345342
1338848                         1342083                         1345343
1338849                         1342084                         1345344
1338850                         1342085                         1345345
1338851                         1342086                         1345346
1338852                         1342087                         1345347
1338853                         1342088                         1345348
1338854                         1342089                         1345349
1338855                         1342090                         1345350
1338856                         1342091                         1345351
1338857                         1342092                         1345352
1338858                         1342985                         1345353
1338859                         1342986                         1346313
1338860                         1342987                         1346314
1338861                         1342988                         1346315
1340094                         1342989                         1346316
1340095                         1342990                         1346317
1340096                         1342991                         1346318
1340097                         1342992                         1346319
1340098                         1342993                         1346320
1340099                         1342994                         1346321
1340100                         1342995                         1346322
1340101                         1342996                         1346323
1340102                         1342997                         1346324
1340103                         1342998                         1346325
1340104                         1342999                         1346326
1340105                         1343971                         1346327
1340106                         1343972                         1347376
1340107                         1343973                         1347377
1340108                         1343974                         1347378
1341090                         1343975                         1347379
1341091                         1343976                         1347380
1341092                         1343977                         1347381
1341093                         1343978                         1347382
1341094                         1343979                         1347383
1341095                         1343980                         1347384
1341096                         1343981                         1347385
1341097                         1343982                         1347386
1341098                         1343983                         1347387
1341099                         1343984                         1348286
1341100                         1343985                         1348287
1341101                         1343985-B                       1348288
1341102                         1343986                         1348289
1341103                         1345339                         1348290
1341104                         1345340                         1348291



ATTACHMENT A

1348292                         1354271                         1357295
1348293                         1354272                         1357296
1348294                         1354273                         1357297
1348295                         1354274                         1357298
1348296                         1354275                         1357299
1348297                         1354276                         1357300
1348298                         1354277                         1357301
1348299                         1354278                         1358279
1348300                         1354279                         1358280
1348474                         1354280                         1358281
1348475                         1354281                         1358282
1348936                         1354282                         1358283
1348937                         1354283                         1358284
1348938                         1354284                         1358285
1348939                         1356234                         1358286
1348940                         1356235                         1358287
1348941                         1356236                         1358288
1348942                         1356237                         1358289
1348943                         1356238                         1358290
1348944                         1356239                         1358291
1348945                         1356240                         1358292
1348946                         1356241                         1358293
1348947                         1356242                         1359105
1348948                         1356637                         1359106
1353455                         1356638                         1359107
1353456                         1356639                         1359108
1353457                         1356640                         1359109
1353458                         1356641                         1359110
1353459                         1356642                         1359111
1353460                         1356643                         1359112
1353461                         1356644                         1359113
1353462                         1356645                         1359114
1353463                         1356646                         1359115
1353464                         1356647                         1359116
1353465                         1356648                         1359117
1353466                         1356649                         1359118
1353467                         1356650                         1359119
1353468                         1356651                         1360020
1353469                         1357287                         1360021
1354264                         1357288                         1360022
1354265                         1357289                         1360023
1354266                         1357290                         1360024
1354267                         1357291                         1360025
1354268                         1357292                         1360026
1354269                         1357293                         1360027
1354270                         1357294                         1360028



ATTACHMENT A

1360029                         1361656-A                       1364638
1360030                         1361657                         1364639
1360031                         1361658                         1364640
1360756                         1361658-A                       1364641
1360757                         1362518                         1364642
1360758                         1362518-A                       1364642-A
1360759                         1362519                         1364643
1360760                         1362520                         1364644
1360761                         1362521                         1364645
1360762                         1362522                         1364646
1360763                         1362523                         1365496
1360764                         1362524                         1365497
1360765                         1362525                         1365498
1360770                         1362526                         1365499
1360771                         1362527                         1365500
1360772                         1362528                         1365501
1360773                         1362529                         1365502
1360774                         1362530                         1365503
1360775                         1362531                         1365504
1360776                         1362532                         1365505
1360777                         1363171                         1365506
1360778                         1363172                         1365507
1360779                         1363441                         1365508
1360780                         1363442                         1365509
1360781                         1363443                         1365510
1360782                         1363444                         1366383
1360783                         1363445                         1366384
1360784                         1363446                         1366385
1361387                         1363447                         1366386
1361388                         1363448                         1366387
1361389                         1363449                         1366388
1361390                         1363450                         1366389
1361391                         1363451                         1366390
1361644                         1363452                         1366391
1361645                         1363453                         1366392
1361646                         1363454                         1366393
1361647                         1363455                         1366394
1361648                         1364629                         1366395
1361649                         1364630                         1366396
1361650                         1364631                         1366397
1361651                         1364632                         1367345
1361652                         1364633                         1367346
1361653                         1364634                         1367347
1361654                         1364635                         1367348
1361655                         1364636                         1367349
1361656                         1364637                         1367350



ATTACHMENT A

1367351                         1370524                         1372838
1367352                         1370525                         1372839
1367353                         1370526                         1372840
1367354                         1370527                         1372841
1367355                         1370528                         1372842
1367355-A                       1370946                         1372843
1367356                         1370947                         1372844
1367357                         1370948                         1372845
1367358                         1370949                         1372846
1367359                         1370950                         1372847
1368235                         1370951                         1372848
1368236                         1370952                         1373690
1368237                         1370952-A                       1373691
1368238                         1370953                         1373692
1368239                         1370954                         1373693
1368240                         1370955                         1373694
1368241                         1370956                         1373695
1368242                         1370957                         1373696
1368243                         1370958                         1373697
1368244                         1370959                         1373698
1368245                         1370960                         1373699
1368246                         1371669                         1373700
1368247                         1371670                         1373701
1368248                         1371671                         1373827
1368249                         1371672                         1373828
1369483                         1371673                         1373829
1369484                         1371674                         1373830
1369484-A                       1371675                         1373831
1369485                         1371676                         1373832
1369486                         1371677                         1373833
1369487                         1371678                         1373834
1369488                         1371679                         1373835
1369489                         1371680                         1373836
1369490                         1371681                         1373837
1369491                         1371682                         1373838
1369491-A                       1371683                         1373839
1369492                         1371684                         1373840
1369493                         1371685                         1373840-A
1369494                         1371686                         1373841
1369495                         1372831                         1373842
1369496                         1372832                         1375157
1369497                         1372833                         1375158
1370520                         1372834                         1375159
1370521                         1372835                         1375160
1370522                         1372836                         1375161
1370523                         1372837                         1375162



ATTACHMENT A

1375163                         1377078                         1379113
1375164                         1377079                         1379114
1375164-A                       1377080                         1379115
1375165                         1377891                         1379116
1375166                         1377892                         1379117
1375167                         1377893                         1379118
1375168                         1377894                         1379119
1375169                         1377895                         1379119-A
1375170                         1378105                         1379120
1375171                         1378106                         1379121
1375172                         1378107                         1379122
1375173                         1378108                         1379123
1375174                         1378108-A                       1379124
1375175                         1378725                         1379125
1375176                         1378726                         1379126
1376139                         1378727                         1379127
1376140                         1378728                         1379128
1376140-A                       1378762                         1379129
1376141                         1378763                         1379567
1376142                         1378764                         1379568
1376143                         1378765                         1379569
1376144                         1378974                         1379570
1376145                         1378976                         1379571
1376146                         1378977                         1379572
1376147                         1378979                         1379573
1376148                         1378982                         1379574
1376149                         1378983                         1379575
1376150                         1378984                         1379576
1377061                         1378985                         1379577
1377061-A                       1379096                         1379578
1377062                         1379097                         1379579
1377063                         1379098                         1379580
1377064                         1379099                         1379581
1377065                         1379100                         1379582
1377066                         1379101                         1379583
1377067                         1379102                         1379584
1377068                         1379103                         1379585
1377069                         1379104                         1379586
1377070                         1379105                         1380593
1377071                         1379106                         1380594
1377072                         1379107                         1380595
1377073                         1379108                         1380596
1377074                         1379109                         1380597
1377075                         1379110                         1380598
1377076                         1379111                         1380599
1377077                         1379112                         1380600



ATTACHMENT A

1380601                         1382539                         1384833-A
1380602                         1382540                         1386285
1380603                         1382541                         1386286
1380604                         1382542                         1386287
1380605                         1382543                         1386288
1380606                         1382544                         1386288-A
1380607                         1382545                         1386289
1380608                         1382546                         1386290
1380609                         1382547                         1386291
1380609-A                       1382548                         1386292
1380610                         1382549                         1386293
1380611                         1382550                         1386294
1380612                         1382551                         1386295
1381222                         1382552                         1386296
1381223                         1382553                         1386297
1381224                         1382554                         1386298
1381225                         1382555                         1386299
1381226                         1382556                         1386300
1381227                         1382557                         1386301
1381228                         1382558                         1386302
1381229                         1382559                         1386303
1381230                         1382560                         1386304
1381231                         1382561                         1386305
1381232                         1384097                         1386306
1381233                         1384098                         1386307
1381234                         1384519                         1386308
1381235                         1384814                         1386309
1381236                         1384815                         1386310
1381237                         1384816                         1386311
1381238                         1384817                         1386312
1381239                         1384818                         1386313
1381240                         1384819                         1386314
1381241                         1384820                         1386315
1382526                         1384821                         1386316
1382527                         1384822                         1386317
1382528                         1384823                         1386318
1382529                         1384824                         1386319
1382530                         1384825                         1386320
1382531                         1384826                         1386321
1382532                         1384827                         1386322
1382533                         1384828                         1386323
1382534                         1384829                         1386324
1382535                         1384830                         1388309
1382536                         1384831                         1388310
1382537                         1384832                         1388311
1382538                         1384833                         1388312



ATTACHMENT A

1388313                         1391306                         1393104
1388314                         1391307                         1393105
1388315                         1391308                         1393106
1388316                         1391309                         1393107
1388317                         1391310                         1393107-A
1388318                         1391310-A                       1393108
1388319                         1391311                         1393109
1388320                         1391312                         1393110
1388321                         1391313                         1393111
1388322                         1391314                         1393112
1388323                         1391315                         1393113
1388324                         1391316                         1393114
1388325                         1391317                         1393115
1388326                         1391318                         1393116
1388327                         1391319                         1394057
1388328                         1391320                         1394058
1389344                         1391321                         1394059
1389345                         1391322                         1394060
1389346                         1391323                         1394061
1389347                         1392115                         1394062
1389348                         1392116                         1394063
1389925                         1392117                         1394064
1389926                         1392118                         1394065
1390399                         1392119                         1394066
1390400                         1392120                         1394067
1390401                         1392121                         1394068
1390402                         1392122                         1394069
1390403                         1392123                         1394070
1390404                         1392124                         1394071
1390405                         1392125                         1394072
1390406                         1392126                         1394073
1390407                         1392127                         1394074
1390408                         1392128                         1394075
1390409                         1392129                         1394076
1390410                         1392130                         1395032
1390411                         1392131                         1397531
1390412                         1392132                         1398229
1390413                         1392133                         1398229-A
1390414                         1392134                         1398230
1390415                         1393097                         1398230-A
1390416                         1393098                         1398231
1390417                         1393099                         1398232
1390418                         1393100                         1398233
1390418-A                       1393101                         1398234
1391304                         1393102                         1398235
1391305                         1393103                         1398236



ATTACHMENT A

1398237                         1400062                         1400678
1398237-A                       1400063                         1400679
1398238                         1400064                         1400680
1398611                         1400065                         1400681
1398964                         1400066                         1400682
1398965                         1400067                         1400683
1398966                         1400068                         1400684
1398968                         1400069                         1400685
1398968-A                       1400070                         1400686
1398969                         1400071                         1400687
1398970                         1400072                         1400688
1398971                         1400073                         1400689
1398972                         1400074                         1400690
1398973                         1400075                         1400691
1398974                         1400076                         1400692
1399487                         1400077                         1400693
1399488                         1400078                         1400694
1399488-A                       1400079                         1400695
1399488-B                       1400080                         1400696
1399489                         1400081                         1400697
1399490                         1400082                         1400698
1399490-A                       1400083                         1400699
1399494                         1400084                         1400700
1399495                         1400085                         1400701
1399496                         1400086                         1400702
1399497                         1400087                         1400703
1399498                         1400088                         1401003
1399499                         1400089                         1401011
1399500                         1400090                         1401014
1399501                         1400091                         1401036
1399502                         1400092                         1401046
1399503                         1400093                         1401062
1399504                         1400094                         1401063
1399505                         1400095                         1401147
1399506                         1400095-A                       1401157
1399507                         1400096                         1401166
1399508                         1400096-A                       1401178
1399509                         1400668                         1401189
1399510                         1400669                         1401190
1399511                         1400670                         1401190-A
1399512                         1400671                         1401283
1399513                         1400672                         1401291
1399514                         1400674                         1401298
1399515                         1400675                         1401311
1399516                         1400676                         1401317
1399517                         1400677                         1401317-A



ATTACHMENT A

1401352                         1402101                         1402748
1401450                         1402102                         1402749
1401451                         1402103                         1402750
1401452                         1402104                         1402751
1401453                         1402105                         1402751-A
1401453-A                       1402106                         1402752
1401453-B                       1402107                         1402753
1401454                         1402108                         1402754
1401458                         1402109                         1402755
1401459                         1402110                         1402756
1401467                         1402134                         1402757
1401476                         1402145                         1402758
1401483                         1402148                         1402784
1401491                         1402155                         1402806
1401578                         1402173                         1402807
1401584                         1402271                         1402810
1401591                         1402289                         1402822
1401597                         1402294                         1402839
1401601                         1402312                         1402849
1401611                         1402358                         1402858
1401647                         1402367                         1402892
1401729                         1402450                         1402946
1401747                         1402467                         1402955
1401752                         1402471                         1402971
1401789                         1402476                         1402987
1401797                         1402500                         1402989
1401843                         1402511                         1403002
1401852                         1402576                         1403031
1401862                         1402587                         1403041
1401867                         1402635                         1403092
1401873                         1402651                         1403102
1401980                         1402674                         1403112
1401992                         1402678                         1403152
1401999                         1402703                         1403183
1402026                         1402735                         1403188
1402036                         1402739                         1403216
1402091                         1402739-A                       1403229
1402092                         1402739-B                       1403232
1402093                         1402740                         1403243
1402094                         1402741                         1403274
1402095                         1402742                         1403281
1402096                         1402743                         1403376
1402097                         1402744                         1403390
1402098                         1402745                         1403398
1402099                         1402746                         1403416
1402100                         1402747                         1403419



ATTACHMENT A

1403438                         1403981                         1404536
1403507                         1403989                         1404548
1403522                         1404072                         1404638
1403527                         1404085                         1404648
1403537                         1404096                         1404659
1403559                         1404101                         1404665
1403564                         1404105                         1404670
1403566                         1404116                         1404708
1403567                         1404209                         1404721
1403568                         1404210                         1404747
1403569                         1404211                         1404764
1403570                         1404212                         1404766
1403571                         1404213                         1404770
1403572                         1404214                         1404821
1403573                         1404215                         1404854
1403574                         1404216                         1404876
1403575                         1404217                         1404890
1403576                         1404218                         1404897
1403577                         1404245                         1404907
1403578                         1404247                         1405040
1403578-A                       1404252                         1405041
1403579                         1404264                         1405059
1403580                         1404269                         1405062
1403580-A                       1404292                         1405072
1403581                         1404303                         1405112
1403582                         1404304                         1405172
1403583                         1404304-A                       1405179
1403584                         1404305                         1405185
1403585                         1404306                         1405197
1403586                         1404307                         1405202
1403587                         1404308                         1405255
1403598                         1404309                         1405256
1403691                         1404309-A                       1405257
1403706                         1404310                         1405258
1403708                         1404311                         1405259
1403724                         1404312                         1405260
1403756                         1404380                         1405261
1403770                         1404381                         1405262
1403804                         1404384                         1405263
1403814                         1404386                         1405264
1403823                         1404396                         1405345
1403831                         1404407                         1405355
1403860                         1404509                         1405371
1403887                         1404518                         1405381
1403959                         1404520                         1405392
1403971                         1404531                         1405464



ATTACHMENT A

1405484                         1406180                         1406836-B
1405493                         1406181                         1406836-C
1405503                         1406182                         1406837
1405518                         1406182-A                       1406838
1405571                         1406182-B                       1406839
1405572                         1406182-C                       1406840
1405573                         1406183                         1406841
1405574                         1406183-A                       1406842
1405575                         1406184                         1406843
1405576                         1406185                         1406844
1405577                         1406185-A                       1406844-A
1405578                         1406186                         1406845
1405599                         1406187                         1406846
1405612                         1406188                         1406847
1405618                         1406189                         1406847-A
1405625                         1406190                         1406848
1405630                         1406236                         1406848-A
1405638                         1406246                         1406849
1405700                         1406250                         1406849-A
1405708                         1406257                         1406849-B
1405715                         1406271                         1406894
1405721                         1406282                         1406899
1405808                         1406370                         1406904
1405817                         1406388                         1406919
1405833                         1406407                         1406924
1405841                         1406419                         1407003
1405850                         1406426                         1407004
1405976                         1406433                         1407005
1405993                         1406456                         1407014
1406000                         1406519                         1407019
1406015                         1406528                         1407030
1406018                         1406542                         1407041
1406116                         1406548                         1407098
1406131                         1406554                         1407102
1406137                         1406704                         1407133
1406137-A                       1406704-A                       1407152
1406142                         1406714                         1407160
1406156                         1406728                         1407174
1406172                         1406737                         1407247
1406173                         1406741                         1407262
1406174                         1406832                         1407271
1406175                         1406833                         1407284
1406176                         1406834                         1407289
1406177                         1406835                         1407291
1406178                         1406836                         1407376
1406179                         1406836-A                       1407389



ATTACHMENT A

1407392                         1408151                         1408814
1407399                         1408196                         1408822
1407408                         1408197                         1408834
1407427                         1408198                         1408937
1407510                         1408199                         1408938
1407514                         1408200                         1408939
1407523                         1408201                         1408940
1407611                         1408212                         1408941
1407612                         1408212-A                       1408942
1407613                         1408213                         1408943
1407614                         1408213-A                       1408944
1407615                         1408214                         1408945
1407616                         1408214-A                       1408946
1407617                         1408215                         1409001
1407618                         1408217                         1409015
1407619                         1408218                         1409023
1407620                         1408219                         1409032
1407621                         1408220                         1409039
1407622                         1408221                         1409049
1407623                         1408222                         1409110
1407624                         1408223                         1409111
1407625                         1408224                         1409120
1407626                         1408225                         1409134
1407627                         1408226                         1409140
1407628                         1408239                         1409150
1407629                         1408249                         1409160
1407694                         1408257                         1409176
1407695                         1408266                         1409244
1407708                         1408361                         1409264
1407714                         1408367                         1409270
1407732                         1408383                         1409285
1407829                         1408398                         1409289
1407840                         1408436                         1409295
1407850                         1408534                         1409360
1407858                         1408547                         1409375
1407870                         1408560                         1409389
1407921                         1408569                         1409400
1407957                         1408573                         1409411
1407968                         1408582                         1409416
1407977                         1408662                         1409491
1407992                         1408684                         1409509
1408024                         1408688                         1409531
1408086                         1408701                         1409536
1408109                         1408708                         1409543
1408119                         1408798                         1409630
1408127                         1408809                         1409637



ATTACHMENT A

1409648                         1410359                         1410403
1409654                         1410360                         1410404
1409726                         1410361                         1410405
1409727                         1410362                         1410406
1409728                         1410363                         1410407
1409729                         1410364                         1410407-A
1409730                         1410365                         1410408
1409731                         1410366                         1410488
1409732                         1410367                         1410489
1409733                         1410368                         1410503
1409734                         1410369                         1410504
1409735                         1410370                         1410520
1409736                         1410371                         1410522
1409737                         1410372                         1410526
1409738                         1410373                         1410530
1409739                         1410374                         1410538
1409739-A                       1410375                         1410608
1409740                         1410376                         1410642
1409741                         1410377                         1410649
1409797                         1410378                         1410655
1409798                         1410379                         1410739
1409816                         1410380                         1410751
1409819                         1410381                         1410759
1409824                         1410381-A                       1410767
1409837                         1410382                         1410773
1409956                         1410382-A                       1410852
1409969                         1410383                         1410863
1409978                         1410384                         1410873
1409985                         1410385                         1410882
1409990                         1410386                         1410888
1410041                         1410387                         1410943
1410054                         1410388                         1410958
1410062                         1410389                         1410965
1410070                         1410390                         1410985
1410084                         1410391                         1411059
1410149                         1410392                         1411069
1410159                         1410393                         1411077
1410173                         1410394                         1411082
1410184                         1410395                         1411180
1410191                         1410396                         1411196
1410261                         1410397                         1411202
1410276                         1410398                         1411208
1410287                         1410399                         1411211
1410295                         1410400                         1411293
1410301                         1410401                         1411308
1410327                         1410402                         1411317



ATTACHMENT A

1411323                         1411654                         1412334
1411334                         1411655                         1412365
1411401                         1411656                         1412401
1411420                         1411657                         1412401-A
1411427                         1411658                         1412402
1411434                         1411659                         1412403
1411437                         1411660                         1412404
1411517                         1411661                         1412404-A
1411539                         1411662                         1412405
1411545                         1411663                         1412406
1411550                         1411664                         1412407
1411556                         1411665                         1412407-A
1411621                         1411666                         1412408
1411622                         1411667                         1412409
1411623                         1411668                         1412410
1411624                         1411669                         1412411
1411625                         1411670                         1412412
1411626                         1411671                         1412413
1411627                         1411718                         1412414
1411628                         1411731                         1412415
1411629                         1411745                         1412416
1411630                         1411752                         1412417
1411631                         1411758                         1412498
1411632                         1411842                         1412539
1411633                         1411866                         1412551
1411634                         1411874                         1412558
1411635                         1411881                         1412562
1411636                         1411886                         1412654
1411637                         1411973                         1412668
1411638                         1411988                         1412679
1411639                         1411995                         1412699
1411640                         1412005                         1412708
1411640-A                       1412010                         1413049
1411641                         1412055                         1413050
1411642                         1412077                         1413051
1411643                         1412085                         1413052
1411644                         1412096                         1413053
1411645                         1412108                         1413054
1411646                         1412181                         1413055
1411647                         1412200                         1413056
1411648                         1412216                         1413057
1411649                         1412221                         1413058
1411650                         1412228                         1413059
1411651                         1412289                         1413060
1411652                         1412321                         1413061
1411653                         1412327                         1413062



ATTACHMENT A

1413063                         1413991                         1414781
1413063-A                       1413992                         1414781-A
1413064                         1413993                         1414782
1413065                         1413994                         1414783
1413066                         1413995                         1414784
1413067                         1413996                         1414785
1413068                         1413997                         1414786
1413069                         1413998                         1414787
1413070                         1413999                         1414788
1413086                         1414000                         1414789
1413087                         1414002                         1414790
1413417                         1414003                         1414791
1413455                         1414004                         1414792
1413461                         1414005                         1414793
1413462                         1414006                         1414808
1413463                         1414007                         1414817
1413464                         1414107                         1414848
1413465                         1414111                         1414853
1413466                         1414117                         1414859
1413467                         1414127                         1414865
1413468                         1414155                         1414942
1413469                         1414250                         1415055
1413473                         1414257                         1415061
1413474                         1414267                         1415083
1413475                         1414273                         1415090
1413476                         1414320                         1415102
1413477                         1414345                         1415123
1413478                         1414364                         1415123-A
1413511                         1414372                         1415227
1413531                         1414384                         1415249
1413551                         1414395                         1415260
1413557                         1414401                         1415270
1413566                         1414471                         1415331
1413638                         1414481                         1415351
1413668                         1414496                         1415361
1413675                         1414505                         1415361-A
1413680                         1414511                         1415378
1413702                         1414525                         1415393
1413764                         1414650                         1415402
1413795                         1414691                         1415411
1413799                         1414695                         1415461
1413809                         1414700                         1415474
1413911                         1414726                         1415501
1413926                         1414767                         1415521
1413948                         1414779                         1415531
1413959                         1414780                         1415558



ATTACHMENT A

1415567                         1416405                         1417159
1415568                         1416419                         1417187
1415624                         1416446                         1417197
1415658                         1416447                         1417227
1415664                         1416457                         1417228
1415671                         1416490                         1417244
1415703                         1416511                         1417264
1415732                         1416536                         1417280
1415733                         1416543                         1417289
1415734                         1416550                         1417321
1415735                         1416600                         1417328
1415736                         1416657                         1417356
1415737                         1416666                         1417364
1415738                         1416671                         1417480
1415739                         1416676                         1417517
1415740                         1416685                         1417519
1415741                         1416686                         1417535
1415742                         1416689                         1417549
1415743                         1416693                         1417594
1415744                         1416696                         1417626
1415766                         1416762                         1417627
1415815                         1416789                         1417799
1415824                         1416790                         1417818
1415838                         1416800                         1417819
1415857                         1416802                         1417820
1415861                         1416803                         1417821
1415961                         1416804                         1417822
1416057                         1416870                         1417823
1416058                         1416876                         1417837
1416059                         1416888                         1417856
1416060                         1416961                         1417865
1416061                         1416973                         1417888
1416193                         1416977                         1417897
1416194                         1416987                         1417912
1416195                         1416997                         1417934
1416196                         1417004                         1417958
1416197                         1417010                         1418012
1416198                         1417019                         1418022
1416199                         1417066                         1418032
1416200                         1417080                         1418035
1416201                         1417080-A                       1418035-A
1416202                         1417098                         1418045
1416203                         1417113                         1418050
1416348                         1417136                         1418068
1416370                         1417142                         1418079
1416395                         1417150                         1418102



ATTACHMENT A

1418174                         1418790                         1419505
1418174-A                       1418870                         1419513
1418177                         1418879                         1419536
1418185                         1418892                         1419539
1418192                         1418894                         1419585
1418206                         1418902                         1419644
1418222                         1418916                         1419646
1418291                         1418923                         1419674
1418314                         1418949                         1419696
1418318                         1419018                         1419699
1418330                         1419027                         1419703
1418343                         1419028                         1419706
1418408                         1419033                         1419712
1418432                         1419039                         1419721
1418434                         1419051                         1419756
1418441                         1419067                         1419763
1418445                         1419117                         1419772
1418446                         1419125                         1419821
1418460                         1419135                         1419853
1418485                         1419141                         1419859
1418545                         1419146                         1419864
1418559                         1419153                         1419866
1418572                         1419170                         1419876
1418576                         1419181                         1419910
1418580                         1419220                         1419913
1418592                         1419233                         1420017
1418607                         1419234                         1420060
1418617                         1419235                         1420067
1418655                         1419236                         1420070
1418656                         1419237                         1420094
1418657                         1419238                         1420120
1418658                         1419239                         1420153
1418659                         1419240                         1420220
1418660                         1419244                         1420225
1418661                         1419245                         1420236
1418662                         1419273                         1420238
1418663                         1419303                         1420254
1418664                         1419308                         1420261
1418707                         1419327                         1420265
1418740                         1419357                         1420277
1418740-A                       1419358                         1420307
1418744                         1419385                         1420353
1418750                         1419472                         1420412
1418761                         1419485                         1420413
1418770                         1419495                         1420413-A
1418781                         1419498                         1420414



ATTACHMENT A

1420415                         1421073                         1421861
1420416                         1421073-A                       1421892
1420417                         1421111                         1421893
1420418                         1421112                         1421894
1420433                         1421113                         1421895
1420435                         1421115                         1421896
1420450                         1421120                         1421897
1420457                         1421227                         1421996
1420464                         1421228                         1421997
1420475                         1421249                         1422001
1420478                         1421281                         1422006
1420547                         1421287                         1422025
1420548                         1421299                         1422137
1420622                         1421328                         1422146
1420625                         1421332                         1422154
1420630                         1421334                         1422199
1420632                         1421334-A                       1422209
1420640                         1421335                         1422210
1420663                         1421439                         1422210-A
1420664                         1421444                         1422296
1420666                         1421450                         1422344
1420695                         1421476                         1422347
1420784                         1421496                         1422354
1420785                         1421498                         1422373
1420786                         1421504                         1422386
1420792                         1421516                         1422389
1420797                         1421600                         1422390
1420812                         1421603                         1422404
1420850                         1421610                         1422406
1420861                         1421618                         1422406-A
1420864                         1421641                         1422407
1420876                         1421645                         1422505
1420877                         1421650                         1422506
1420878                         1421677                         1422507
1420879                         1421682                         1422524
1420890                         1421748                         1422525
1420899                         1421771                         1422526
1420901                         1421777                         1422563
1420995                         1421782                         1422566
1420997                         1421800                         1422576
1421001                         1421805                         1422593
1421009                         1421808                         1422622
1421036                         1421809                         1422627
1421037                         1421815                         1422628
1421047                         1421826                         1422629
1421059                         1421827                         1422631



ATTACHMENT A

1422642                         1423734                         1424851
1422726                         1423817                         1424852
1422734                         1423832                         1424853
1422743                         1423833                         1424854
1422766                         1423834                         1424916
1422772                         1423925                         1424917
1422773                         1423970                         1424942
1422786                         1423971                         1424947
1422885                         1424020                         1424954
1422886                         1424102                         1424971
1422909                         1424108                         1425006
1422915                         1424110                         1425007
1422963                         1424115                         1425010
1422967                         1424140                         1425011
1423063                         1424148                         1425012
1423064                         1424150                         1425013
1423160                         1424153                         1425015
1423166                         1424317                         1425017
1423172                         1424318                         1425019
1423184                         1424323                         1425020
1423215                         1424341                         1425021
1423216                         1424355                         1425095
1423224                         1424356                         1425112
1423226                         1424357                         1425117
1423226-A                       1424357-A                       1425129
1423315                         1424463                         1425177
1423316                         1424469                         1425178
1423332                         1424483                         1425211
1423335                         1424503                         1425212
1423351                         1424525                         1425213
1423376                         1424527                         1425214
1423377                         1424530                         1425215
1423488                         1424607                         1425216
1423500                         1424644                         1425217
1423509                         1424657                         1425218
1423663                         1424670                         1425219
1423680                         1424685                         1425220
1423688                         1424780                         1425221
1423693                         1424781                         1425222
1423698                         1424789                         1425223
1423721                         1424792                         1425224
1423722                         1424795                         1425311
1423723                         1424846                         1425328
1423724                         1424847                         1425330
1423725                         1424848                         1425338
1423733                         1424850                         1425355



ATTACHMENT A

1425429                         1426638                         1427796
1425430                         1426641                         1427797
1425529                         1426702                         1427798
1425556                         1426703                         1427799
1425557                         1426704                         1427829
1425651                         1426705                         1427887
1425652                         1426706                         1427901
1425671                         1426707                         1427901-A
1425677                         1426708                         1427910
1425724                         1426709                         1427916
1425725                         1426804                         1428128
1425726                         1426836                         1428136
1425727                         1426849                         1428140
1425728                         1426854                         1428161
1425729                         1426859                         1428173
1425730                         1426879                         1428228
1425731                         1426929                         1428381
1425732                         1426997                         1428387
1425737                         1427008                         1428405
1425738                         1427065                         1428414
1425739                         1427088                         1428445
1425826                         1427169                         1428452
1425836                         1427175                         1428453
1425870                         1427177                         1428454
1425889                         1427238                         1428455
1425922                         1427238-A                       1428547
1425997                         1427247                         1428574
1426015                         1427366                         1428579
1426020                         1427392                         1428585
1426031                         1427404                         1428589
1426049                         1427413                         1428735
1426220                         1427509                         1428747
1426241                         1427518                         1428752
1426244                         1427533                         1428774
1426256                         1427533-A                       1428854
1426260                         1427546                         1428855
1426272                         1427557                         1428856
1426324                         1427586                         1428857
1426390                         1427587                         1428863
1426401                         1427588                         1428989
1426409                         1427589                         1429002
1426455                         1427673                         1429016
1426523                         1427681                         1429030
1426627                         1427685                         1429050
1426628                         1427710                         1429056
1426636                         1427752                         1429058



ATTACHMENT A

1429059                         1430243                         1431186
1429061                         1430256                         1431231
1429263                         1430362                         1431232
1429273                         1430383                         1431233
1429278                         1430393                         1431234
1429292                         1430397                         1431265
1429343                         1430427                         1431302
1429344                         1430443                         1431311
1429347                         1430445                         1431390
1429360                         1430446                         1431398
1429364                         1430447                         1431404
1429492                         1430484                         1431426
1429500                         1430485                         1431435
1429509                         1430580                         1431436
1429536                         1430590                         1431437
1429562                         1430590-A                       1431438
1429563                         1430594                         1431466
1429564                         1430628                         1431521
1429565                         1430791                         1431522
1429703                         1430803                         1431523
1429704                         1430808                         1431524
1429819                         1430827                         1431525
1429829                         1430842                         1431526
1429833                         1430847                         1431527
1429849                         1430891                         1431528
1429865                         1430891-A                       1431589
1429876                         1430892                         1431600
1429877                         1430902                         1431605
1429878                         1430902-A                       1431632
1429879                         1430927                         1431633
1429996                         1430936                         1431634
1430007                         1430946                         1431635
1430012                         1430946-A                       1431636
1430035                         1430950                         1431786
1430070                         1431000                         1431794
1430071                         1431002                         1431799
1430072                         1431048                         1431827
1430073                         1431049                         1431840
1430075                         1431050                         1431841
1430198                         1431051                         1431843
1430208                         1431052                         1431844
1430213                         1431053                         1431845
1430237                         1431054                         1431846
1430239                         1431055                         1431977
1430240                         1431152                         1431991
1430241                         1431172                         1431994



ATTACHMENT A

1432013                         1433048                         1434264
1432049                         1433165                         1434266
1432050                         1433178                         1434404
1432056                         1433183                         1434412
1432058                         1433225                         1434412-A
1432059                         1433236                         1434421
1432060                         1433237                         1434455
1432179                         1433238                         1434472
1432187                         1433264                         1434540
1432192                         1433330                         1434540-A
1432208                         1433330-A                       1434541
1432240                         1433340                         1434569
1432253                         1433366                         1434580
1432333                         1433395                         1434590
1432356                         1433449                         1434652
1432356-A                       1433516                         1434653
1432366                         1433516-A                       1434654
1432373                         1433543                         1434681
1432401                         1433560                         1434685
1432422                         1433573                         1434743
1432428                         1433610                         1434744
1432429                         1433646                         1434769
1432430                         1433659                         1434775
1432481                         1433753                         1434781
1432513                         1433755                         1434797
1432538                         1433755-A                       1434822
1432542                         1433759                         1434823
1432578                         1433782                         1434827
1432578-A                       1433796                         1434891
1432613                         1433838                         1434892
1432624                         1433839                         1434931
1432625                         1433912                         1434932
1432630                         1433932                         1434954
1432704                         1433949                         1434961
1432723                         1433955                         1434965
1432743                         1433963                         1434973
1432747                         1433984                         1435004
1432749                         1434015                         1435006
1432750                         1434019                         1435225
1432751                         1434053                         1435234
1432752                         1434117                         1435241
1432838                         1434209                         1435262
1432839                         1434214                         1435282
1433004                         1434222                         1435287
1433024                         1434233                         1435400
1433024-A                       1434260                         1435407



ATTACHMENT A

1435414                         1436586                         1437506
1435423                         1436591                         1437529
1435455                         1436608                         1437545
1435456                         1436654                         1437556
1435457                         1436710                         1437559
1435586                         1436724                         1437589
1435600                         1436732                         1437592
1435609                         1436757                         1437593
1435618                         1436761                         1437599
1435626                         1436769                         1437632
1435659                         1436777                         1437679
1435660                         1436814                         1437766
1435661                         1436814-A                       1437773
1435731                         1436831                         1437787
1435745                         1436847                         1437794
1435750                         1436866                         1437802
1435750-A                       1436896                         1437827
1435764                         1436903                         1437849
1435803                         1436919                         1437859
1435909                         1436922                         1437901
1435925                         1436962                         1437905
1435938                         1436973                         1437908
1435948                         1436997                         1437909
1435980                         1437046                         1437933
1435996                         1437060                         1437957
1436026                         1437074                         1437992
1436066                         1437079                         1438009
1436139                         1437080                         1438015
1436152                         1437082                         1438024
1436157                         1437086                         1438049
1436185                         1437100                         1438068
1436280                         1437119                         1438136
1436316                         1437171                         1438153
1436348                         1437237                         1438213
1436360                         1437258                         1438215
1436377                         1437273                         1438226
1436387                         1437287                         1438240
1436400                         1437296                         1438248
1436425                         1437313                         1438274
1436452                         1437342                         1438319
1436517                         1437427                         1438331
1436520                         1437490                         1438360
1436525                         1437498                         1438383
1436562                         1437498-A                       1438392
1436563                         1437503                         1438405
1436580                         1437504                         1438413



ATTACHMENT A

1438420                         1439455                         1440274
1438443                         1439464                         1440365
1438467                         1439465                         1440437
1438519                         1439474                         1440438
1438537                         1439515                         1440439
1438545                         1439522                         1440440
1438581                         1439533                         1440441
1438584                         1439535                         1440442
1438599                         1439551                         1440464
1438610                         1439555                         1440536
1438627                         1439568                         1440561
1438679                         1439573                         1440647
1438686                         1439611                         1440656
1438737                         1439640                         1440758
1438750                         1439666                         1440777
1438759                         1439667                         1440831
1438763                         1439678                         1440846
1438797                         1439689                         1440856
1438840                         1439705                         1440886
1438866                         1439711                         1440918
1438911                         1439728                         1440929
1438931                         1439755                         1440986
1438938                         1439791                         1441063
1438946                         1439804                         1441104
1438979                         1439857                         1441108
1438991                         1439860                         1441135
1439015                         1439871                         1441139
1439040                         1439875                         1441147
1439095                         1439886                         1441220
1439103                         1439911                         1441221
1439116                         1439921                         1441246
1439122                         1439938                         1441279
1439124                         1439993                         1441288
1439156                         1440001                         1441322
1439179                         1440018                         1441349
1439234                         1440031                         1441409
1439258                         1440037                         1441451
1439259                         1440077                         1441458
1439292                         1440089                         1441488
1439303                         1440104                         1441502
1439318                         1440139                         1441520
1439340                         1440198                         1441523
1439385                         1440205                         1441524
1439386                         1440225                         1441525
1439401                         1440236                         1441526
1439437                         1440265                         1441527



ATTACHMENT A

1441563                         1442855                         1443968
1441616                         1442869                         1444006
1441648                         1442891                         1444018
1441673                         1442905                         1444027
1441680                         1442917                         1444040
1441696                         1442923                         1444060
1441702                         1443007                         1444070
1441736                         1443075                         1444102
1441795                         1443108                         1444159
1441874                         1443144                         1444266
1441888                         1443165                         1444280
1441911                         1443179                         1444288
1441918                         1443303                         1444309
1441928                         1443332                         1444315
1441934                         1443333                         1444344
1441978                         1443334                         1444364
1441992                         1443335                         1444383
1442038                         1443336                         1444435
1442051                         1443337                         1444483
1442066                         1443338                         1444509
1442073                         1443369                         1444532
1442078                         1443458                         1444541
1442148                         1443468                         1444545
1442161                         1443507                         1444583
1442204                         1443514                         1444604
1442211                         1443522                         1444625
1442318                         1443540                         1444683
1442440                         1443559                         1444694
1442454                         1443615                         1444717
1442465                         1443693                         1444721
1442481                         1443712                         1444755
1442481-A                       1443720                         1444783
1442492                         1443739                         1444798
1442507                         1443743                         1444892
1442543                         1443752                         1444915
1442584                         1443782                         1444925
1442608                         1443804                         1444951
1442629                         1443848                         1444958
1442633                         1443864                         1444962
1442649                         1443880                         1444987
1442671                         1443883                         1445056
1442687                         1443896                         1445113
1442777                         1443908                         1445154
1442787                         1443913                         1445179
1442795                         1443917                         1445180
1442801                         1443934                         1445202



ATTACHMENT A

1445206                         1446346                         1447328
1445240                         1446363                         1447336
1445265                         1446417                         1447341
1445276                         1446454                         1447362
1445278                         1446489                         1447420
1445281                         1446493                         1447537
1445283                         1446502                         1447602
1445284                         1446545                         1447620
1445350                         1446579                         1447631
1445394                         1446580                         1447634
1445412                         1446581                         1447645
1445422                         1446582                         1447660
1445430                         1446583                         1447673
1445475                         1446584                         1447700
1445539                         1446602                         1447758
1445616                         1446620                         1447803
1445623                         1446633                         1447812
1445627                         1446648                         1447814
1445631                         1446761                         1447874
1445657                         1446763                         1447885
1445660                         1446766                         1447892
1445665                         1446800                         1447919
1445689                         1446822                         1447950
1445723                         1446882                         1447968
1445733                         1446937                         1448031
1445825                         1446943                         1448054
1445839                         1446959                         1448060
1445844                         1446965                         1448086
1445866                         1446970                         1448094
1445871                         1446994                         1448101
1445878                         1447012                         1448134
1445913                         1447042                         1448197
1445920                         1447056                         1448212
1445954                         1447119                         1448234
1446000                         1447123                         1448249
1446032                         1447145                         1448253
1446071                         1447149                         1448277
1446077                         1447152                         1448286
1446100                         1447156                         1448341
1446125                         1447158                         1448371
1446184                         1447173                         1448397
1446232                         1447218                         1448425
1446256                         1447260                         1448436
1446287                         1447300                         1448465
1446291                         1447310                         1448479
1446305                         1447313                         1448494



ATTACHMENT A

1448542                         1449468                         1450479
1448619                         1449469                         1450497
1448696                         1449470                         1450520
1448738                         1449471                         1450521
1448753                         1449472                         1450522
1448767                         1449473                         1450523
1448778                         1449490                         1450524
1448786                         1449560                         1450525
1448804                         1449581                         1450526
1448805                         1449599                         1450539
1448824                         1449615                         1450609
1448856                         1449618                         1450667
1448881                         1449630                         1450707
1448882                         1449653                         1450729
1448882-A                       1449707                         1450740
1448909                         1449735                         1450756
1448956                         1449787                         1450762
1448983                         1449799                         1450803
1448996                         1449827                         1450803-A
1448996-A                       1449827-A                       1450824
1448997                         1449827-B                       1450858
1449015                         1449832                         1450880
1449036                         1449855                         1450891
1449055                         1449862                         1450895
1449109                         1449918                         1450900
1449124                         1449963                         1450918
1449136                         1449975                         1450987
1449163                         1449979                         1450992
1449178                         1450007                         1451005
1449183                         1450010                         1451034
1449201                         1450021                         1451063
1449216                         1450045                         1451088
1449235                         1450085                         1451188
1449276                         1450182                         1451202
1449357                         1450221                         1451229
1449372                         1450230                         1451237
1449383                         1450251                         1451247
1449393                         1450251-A                       1451261
1449407                         1450263                         1451329
1449431                         1450292                         1451356
1449453                         1450318                         1451445
1449463                         1450385                         1451450
1449464                         1450421                         1451459
1449465                         1450439                         1451475
1449466                         1450456                         1451478
1449467                         1450467                         1451492



ATTACHMENT A

1451520                         1452663                         1453693
1451545                         1452700                         1453701
1451584                         1452722                         1453754
1451635                         1452848                         1453760
1451641                         1452848-A                       1453796
1451664                         1452870                         1453803
1451674                         1452875                         1453817
1451693                         1452901                         1453845
1451722                         1452913                         1453855
1451748                         1452937                         1453880
1451832                         1452955                         1453963
1451840                         1453056                         1454052
1451844                         1453109                         1454061
1451853                         1453136                         1454061-A
1451874                         1453143                         1454100
1451890                         1453158                         1454108
1451914                         1453177                         1454123
1451961                         1453186                         1454149
1452022                         1453221                         1454176
1452070                         1453244                         1454240
1452075                         1453276                         1454363
1452080                         1453325                         1454374
1452081                         1453338                         1454398
1452092                         1453352                         1454407
1452120                         1453354                         1454420
1452123                         1453356                         1454449
1452136                         1453357                         1454474
1452140                         1453375                         1454521
1452172                         1453386                         1454550
1452237                         1453394                         1454556
1452289                         1453407                         1454566
1452354                         1453429                         1454572
1452364                         1453472                         1454615
1452395                         1453513                         1454622
1452395-A                       1453531                         1454629
1452399                         1453534                         1454654
1452406                         1453535                         1454704
1452419                         1453537                         1454732
1452443                         1453538                         1454747
1452513                         1453540                         1454748
1452563                         1453568                         1454749
1452602                         1453584                         1454750
1452608                         1453620                         1454751
1452628                         1453625                         1454793
1452635                         1453643                         1454801
1452643                         1453660                         1454832



ATTACHMENT A

1454840                         1456080                         1457303
1454842                         1456106                         1457311
1454881                         1456132                         1457328
1454915                         1456201                         1457353
1454936                         1456228                         1457375
1454972                         1456236                         1457393
1455031                         1456241                         1457442
1455038                         1456268                         1457495
1455067                         1456276                         1457525
1455081                         1456289                         1457547
1455110                         1456334                         1457563
1455141                         1456353                         1457594
1455182                         1456372                         1457607
1455253                         1456449                         1457629
1455277                         1456455                         1457673
1455363                         1456475                         1457695
1455375                         1456480                         1457695-A
1455402                         1456489                         1457718
1455407                         1456517                         1457765
1455424                         1456581                         1457778
1455447                         1456618                         1457813
1455477                         1456661                         1457828
1455540                         1456671                         1457843
1455561                         1456671-A                       1457894
1455568                         1456672                         1457907
1455581                         1456695                         1458003
1455593                         1456706                         1458017
1455624                         1456767                         1458022
1455648                         1456794                         1458022-A
1455680                         1456820                         1458031
1455728                         1456836                         1458035
1455736                         1456842                         1458048
1455741                         1456851                         1458050
1455746                         1456854                         1458073
1455749                         1456857                         1458080
1455817                         1456912                         1458092
1455825                         1456936                         1458104
1455838                         1457001                         1458165
1455876                         1457085                         1458184
1455905                         1457115                         1458300
1455905-A                       1457129                         1458311
1455960                         1457138                         1458334
1456012                         1457188                         1458348
1456026                         1457240                         1458365
1456040                         1457257                         1458387
1456057                         1457276                         1458398



ATTACHMENT A

1458424                         1459559                         1460564
1458483                         1459575                         1460599
1458495                         1459581                         1460605
1458496                         1459605                         1460617
1458516                         1459616                         1460646
1458516-A                       1459645                         1460713
1458525                         1459708                         1460740
1458551                         1459722                         1460809
1458569                         1459738                         1460823
1458579                         1459765                         1460839
1458604                         1459776                         1460852
1458679                         1459794                         1460868
1458706                         1459816                         1460886
1458715                         1459836                         1460905
1458736                         1459880                         1460916
1458736-A                       1459884                         1460979
1458748                         1459892                         1461021
1458767                         1459922                         1461034
1458782                         1459927                         1461054
1458874                         1459936                         1461061
1458912                         1459962                         1461070
1458962                         1459988                         1461089
1458962-A                       1460030                         1461178
1458972                         1460071                         1461201
1459061                         1460123                         1461270
1459061-A                       1460132                         1461319
1459076                         1460148                         1461322
1459084                         1460168                         1461347
1459095                         1460174                         1461358
1459115                         1460195                         1461375
1459115-A                       1460210                         1461400
1459193                         1460211                         1461420
1459219                         1460221                         1461433
1459223                         1460238                         1461497
1459224                         1460286                         1461541
1459228                         1460301                         1461542
1459252                         1460315                         1461607
1459260                         1460364                         1461610
1459297                         1460372                         1461621
1459308                         1460376                         1461660
1459324                         1460401                         1461678
1459345                         1460433                         1461692
1459405                         1460460                         1461777
1459429                         1460496                         1461783
1459526                         1460548                         1461793
1459532                         1460563                         1461802



ATTACHMENT A

1461817                         1462860                         1463892
1461825                         1462879                         1463951
1461840                         1462899                         1464086
1461889                         1462901                         1464125
1461901                         1462922                         1464190
1461910                         1462978                         1464198
1461979                         1463001                         1464202
1461992                         1463006                         1464244
1462000                         1463021                         1464245
1462015                         1463028                         1464252
1462025                         1463039                         1464274
1462041                         1463075                         1464281
1462074                         1463107                         1464404
1462101                         1463119                         1464435
1462120                         1463151                         1464508
1462182                         1463167                         1464522
1462194                         1463197                         1464533
1462211                         1463200                         1464536
1462228                         1463205                         1464545
1462233                         1463240                         1464581
1462240                         1463263                         1464591
1462288                         1463297                         1464624
1462319                         1463348                         1464628
1462343                         1463349                         1464666
1462359                         1463350                         1464695
1462373                         1463351                         1464761
1462390                         1463352                         1464809
1462400                         1463353                         1464816
1462420                         1463377                         1464826
1462432                         1463425                         1464859
1462456                         1463432                         1464877
1462502                         1463443                         1464916
1462538                         1463459                         1464953
1462550                         1463470                         1465048
1462560                         1463474                         1465056
1462657                         1463505                         1465060
1462661                         1463536                         1465072
1462665                         1463587                         1465096
1462692                         1463657                         1465118
1462713                         1463719                         1465150
1462752                         1463720                         1465173
1462780                         1463753                         1465238
1462794                         1463763                         1465242
1462810                         1463773                         1465247
1462833                         1463801                         1465256
1462837                         1463817                         1465277



ATTACHMENT A

1465289
1465313
1465346
1465372



ATTACHMENT A

                           REPROCESSED INTER-OP SHELLS
                                   LOT NUMBERS

1143708-CA                      1320752-CA                      1334103-CA
1291961-CA                      1320756-CA                      1334105-CA
1308054-CA                      1320757-CA                      1336838-CA
1308055-CA                      1321185-CA                      1336848-CA
1308056-CA                      1321186-CA                      1337719-CA
1308067-CA                      1321187-CA                      1338851-CA
1308068-CA                      1321718-CA                      1338855-CA
1308416-CA                      1321723-CA                      1340094-CA
1308417-CA                      1321725-CA                      1341100-CA
1308719-CA                      1321726-CA                      1341103-CA
1308720-CA                      1321795-CA                      1341104-CA
1308721-CA                      1321803-CA                      1342088-CA
1308722-CA                      1322519-CA                      1342089-CA
1308731-CA                      1322523-CA                      1342090-CA
1309239-CA                      1323864-CA                      1342091-CA
1309240-CA                      1323865-CA                      1342092-CA
1309241-CA                      1323968-CA                      1342112-CA
1309242-CA                      1325153-CA                      1342113-CA
1310756-CA                      1326407-CA                      1342996-CA
1310904-CA                      1328499-CA                      1342999-CA
1311023-CA                      1329482-CA                      1346316-CA
1311024-CA                      1329495-CA                      1346324-CA
1311615-CA                      1329521-CA                      1346325-CA
1311616-CA                      1330313-CA                      1346326-CA
1311841-CA                      1330314-CA                      1346327-CA
1312377-CA                      1330315-CA                      1347375-CA
1312801-CA                      1330316-CA                      1347377-CA
1314535-CA                      1331698-CA                      1347385-CA
1315720-CA                      1331700-CA                      1347387-CA
1315732-CA                      1331702-CA                      1348286-CA
1315834-CA                      1331703-CA                      1348287-CA
1315835-CA                      1331704-CA                      1348289-CA
1315836-CA                      1332221-CA                      1348299-CA
1315837-CA                      1332222-CA                      1348300-CA
1316614-CA                      1332224-CA                      1348474-CA
1318017-CA                      1332225-CA                      1348475-CA
1318028-CA                      1332837-CA                      1348936-CA
1318393-CA                      1332840-CA                      1348938-CA
1319355-CA                      1332846-CA                      1348943-CA
1320036-CA                      1332848-CA                      1348947-CA
1320037-CA                      1332849-CA                      1348948-CA
1320548-CA                      1332850-CA                      1353463-CA
1320550-CA                      1333898-CA                      1354266-CA



ATTACHMENT A

1354281-CA                      1364026-CA                      1372843-CA
1354283-CA                      1364027-CA                      1373840-CA
1354284-CA                      1364028-CA                      1374002-CA
1354430-CA                      1364050-CA                      1374021-CA
1354646-CA                      1364053-CA                      1375168-CA
1354654-CA                      1364367-CA                      1375175-CA
1354664-CA                      1364630-CA                      1375176-CA
1354665-CA                      1364634-CA                      1375335-CA
1354666-CA                      1364637-CA                      1376142-CA
1354672-CA                      1364638-CA                      1376146-CA
1354675-CA                      1364643-CA                      1376149-CA
1354677-CA                      1364644-CA                      1377067-CA
1354680-CA                      1364646-CA                      1377072-CA
1356234-CA                      1365498-CA                      1377076-CA
1356235-CA                      1365502-CA                      1377077-CA
1356639-CA                      1365508-CA                      1377895-CA
1356640-CA                      1366383-CA                      1378106-CA
1356643-CA                      1366386-CA                      1378728-CA
1356648-CA                      1366394-CA                      1378762-CA
1356651-CA                      1366651-CA                      1378764-CA
1358290-CA                      1367345-CA                      1378765-CA
1359113-CA                      1367346-CA                      1378972-CA
1360021-CA                      1367347-CA                      1378974-CA
1360024-CA                      1367349-CA                      1378976-CA
1360026-CA                      1367350-CA                      1379096-CA
1360029-CA                      1367352-CA                      1379100-CA
1360030-CA                      1367353-CA                      1379103-CA
1360757-CA                      1367355-CA                      1379107-CA
1360758-CA                      1367356-CA                      1379109-CA
1360759-CA                      1367357-CA                      1379112-CA
1360760-CA                      1367358-CA                      1379115-CA
1360761-CA                      1367359-CA                      1379117-CA
1360762-CA                      1368238-CA                      1379118-CA
1360765-CA                      1368245-CA                      1379121-CA
1361389-CA                      1368249-CA                      1379122-CA
1361390-CA                      1369486-CA                      1379123-CA
1361391-CA                      1369492-CA                      1379124-CA
1361654-CA                      1369497-CA                      1379125-CA
1362520-CA                      1370951-CA                      1379129-CA
1362526-CA                      1370953-CA                      1379571-CA
1362529-CA                      1370960-CA                      1379573-CA
1362530-CA                      1371675-CA                      1379574-CA
1363172-CA                      1371676-CA                      1379578-CA
1363447-CA                      1371682-CA                      1380596-CA
1363452-CA                      1371683-CA                      1380608-CA
1363454-CA                      1372839-CA                      1380609-CA



ATTACHMENT A

1380610-CA                      1391595-CA                      1399494-CA
1381231-CA                      1391596-CA                      1399499-CA
1382541-CA                      1392115-CA                      1399500-CA
1382546-CA                      1392118-CA                      1399501-CA
1382549-CA                      1392119-CA                      1399506-CA
1383258-CA                      1392122-CA                      1399511-CA
1383259-CA                      1392126-CA                      1400062-CA
1383261-CA                      1392127-CA                      1400068-CA
1384801-CA                      1392130-CA                      1400074-CA
1384810-CA                      1392131-CA                      1400076-CA
1384817-CA                      1393097-CA                      1400079-CA
1384820-CA                      1393098-CA                      1400092-CA
1384821-CA                      1393101-CA                      1400093-CA
1384824-CA                      1393104-CA                      1400095-CA
1384825-CA                      1393105-CA                      1400096-CA
1384828-CA                      1393109-CA                      1400668-CA
1384829-CA                      1393111-CA                      1400669-CA
1384830-CA                      1393116-CA                      1400671-CA
1386265-CA                      1393121-CA                      1400672-CA
1386288-CA                      1394053-CA                      1401063-CA
1386292-CA                      1394055-CA                      1401298-CA
1386300-CA                      1394060-CA                      1401311-CA
1386308-CA                      1394072-CA                      1401352-CA
1386309-CA                      1394076-CA                      1401450-CA
1386312-CA                      1394866-CA                      1401451-CA
1386317-CA                      1394868-CA                      1401452-CA
1388238-CA                      1394869-CA                      1401453-CA
1388312-CA                      1395015-CA                      1401454-CA
1388315-CA                      1395032-CA                      1401584-CA
1388316-CA                      1395558-CA                      1401601-CA
1388321-CA                      1396837-CA                      1401729-CA
1388324-CA                      1397530-CA                      1401797-CA
1388328-CA                      1397531-CA                      1401843-CA
1389925-CA                      1398234-CA                      1401852-CA
1390407-CA                      1398235-CA                      1401980-CA
1390408-CA                      1398236-CA                      1402036-CA
1390414-CA                      1398237-CA                      1402091-CA
1391309-CA                      1398238-CA                      1402092-CA
1391312-CA                      1398966-CA                      1402093-CA
1391314-CA                      1398968-CA                      1402095-CA
1391320-CA                      1398969-CA                      1402096-CA
1391322-CA                      1398974-CA                      1402097-CA
1391323-CA                      1399487-CA                      1402098-CA
1391586-CA                      1399488-CA                      1402099-CA
1391588-CA                      1399489-CA                      1402100-CA
1391590-CA                      1399490-CA                      1402101-CA



ATTACHMENT A

1402102-CA                      1403566-CA                      1404531-CA
1402103-CA                      1403568-CA                      1404548-CA
1402104-CA                      1403571-CA                      1404665-CA
1402105-CA                      1403572-CA                      1404708-CA
1402140-CA                      1403573-CA                      1404721-CA
1402145-CA                      1403574-CA                      1404770-CA
1402148-CA                      1403576-CA                      1404854-CA
1402173-CA                      1403577-CA                      1404897-CA
1402271-CA                      1403578-CA                      1404907-CA
1402476-CA                      1403579-CA                      1405040-CA
1402500-CA                      1403580-CA                      1405072-CA
1402511-CA                      1403581-CA                      1405112-CA
1402576-CA                      1403582-CA                      1405179-CA
1402587-CA                      1403583-CA                      1405197-CA
1402651-CA                      1403584-CA                      1405255-CA
1402703-CA                      1403585-CA                      1405256-CA
1402739-CA                      1403586-CA                      1405257-CA
1402740-CA                      1403587-CA                      1405258-CA
1402741-CA                      1403756-CA                      1405259-CA
1402742-CA                      1403804-CA                      1405260-CA
1402744-CA                      1403814-CA                      1405261-CA
1402745-CA                      1403831-CA                      1405262-CA
1402747-CA                      1403959-CA                      1405263-CA
1402748-CA                      1403981-CA                      1405264-CA
1402749-CA                      1404096-CA                      1405355-CA
1402750-CA                      1404209-CA                      1405381-CA
1402751-CA                      1404211-CA                      1405392-CA
1402752-CA                      1404215-CA                      1405493-CA
1402753-CA                      1404217-CA                      1405503-CA
1402754-CA                      1404245-CA                      1405518-CA
1402755-CA                      1404247-CA                      1405571-CA
1402756-CA                      1404252-CA                      1405572-CA
1402757-CA                      1404303-CA                      1405573-CA
1402758-CA                      1404304-CA                      1405575-CA
1402849-CA                      1404305-CA                      1405576-CA
1402892-CA                      1404306-CA                      1405577-CA
1402971-CA                      1404307-CA                      1405578-CA
1403031-CA                      1404308-CA                      1405618-CA
1403112-CA                      1404309-CA                      1405630-CA
1403243-CA                      1404310-CA                      1405721-CA
1403281-CA                      1404311-CA                      1405841-CA
1403376-CA                      1404312-CA                      1406015-CA
1403398-CA                      1404380-CA                      1406018-CA
1403419-CA                      1404381-CA                      1406142-CA
1403522-CA                      1404407-CA                      1406167-CA
1403564-CA                      1404518-CA                      1406172-CA



ATTACHMENT A

1406174-CA                      1406904-CA                      1408212-CA
1406175-CA                      1407003-CA                      1408213-CA
1406176-CA                      1407005-CA                      1408214-CA
1406177-CA                      1407014-CA                      1408215-CA
1406178-CA                      1407133-CA                      1408217-CA
1406179-CA                      1407174-CA                      1408218-CA
1406180-CA                      1407262-CA                      1408219-CA
1406181-CA                      1407392-CA                      1408220-CA
1406182-CA                      1407399-CA                      1408221-CA
1406183-CA                      1407510-CA                      1408222-CA
1406184-CA                      1407514-CA                      1408223-CA
1406185-CA                      1407611-ca                      1408225-CA
1406186-CA                      1407613-CA                      1408226-CA
1406187-CA                      1407615-CA                      1408239-CA
1406188-CA                      1407616-CA                      1408257-CA
1406189-CA                      1407617-CA                      1408266-CA
1406190-CA                      1407618-CA                      1408361-CA
1406246-CA                      1407619-CA                      1408436-CA
1406250-CA                      1407620-CA                      1408569-CA
1406271-CA                      1407621-CA                      1408573-CA
1406282-CA                      1407622-CA                      1408582-CA
1406370-CA                      1407623-CA                      1408688-CA
1406419-CA                      1407624-CA                      1408809-CA
1406426-CA                      1407625-CA                      1408937-CA
1406456-CA                      1407626-CA                      1408938-CA
1406528-CA                      1407627-CA                      1408940-CA
1406704-CA                      1407628-CA                      1408941-CA
1406714-CA                      1407695-CA                      1408942-CA
1406728-CA                      1407708-CA                      1408944-CA
1406737-CA                      1407714-CA                      1408945-CA
1406832-CA                      1407732-CA                      1408946-CA
1406834-CA                      1407829-CA                      1409049-CA
1406836-CA                      1407921-CA                      1409244-CA
1406837-CA                      1407957-CA                      1409264-CA
1406838-CA                      1407968-CA                      1409285-CA
1406839-CA                      1407977-CA                      1409416-CA
1406842-CA                      1408024-CA                      1409491-CA
1406843-CA                      1408086-CA                      1409509-CA
1406844-CA                      1408127-CA                      1409536-CA
1406845-CA                      1408151-CA                      1409543-CA
1406846-CA                      1408196-CA                      1409648-CA
1406847-CA                      1408197-CA                      1409654-CA
1406848-CA                      1408198-CA                      1409726-CA
1406849-CA                      1408199-CA                      1409727-CA
1406894-CA                      1408200-CA                      1409728-CA
1406899-CA                      1408201-CA                      1409730-CA



ATTACHMENT A

1409731-CA                      1410386-CA                      1411420-CA
1409732-CA                      1410387-CA                      1411434-CA
1409733-CA                      1410388-CA                      1411517-CA
1409734-CA                      1410389-CA                      1411539-CA
1409735-CA                      1410390-CA                      1411545-CA
1409736-CA                      1410391-CA                      1411563-CA
1409737-CA                      1410392-CA                      1411621-CA
1409738-CA                      1410394-CA                      1411622-CA
1409739-CA                      1410395-CA                      1411624-CA
1409740-CA                      1410396-CA                      1411626-CA
1409741-CA                      1410397-CA                      1411627-CA
1409797-CA                      1410398-CA                      1411628-CA
1409819-CA                      1410399-CA                      1411629-CA
1409824-CA                      1410400-CA                      1411630-CA
1409969-CA                      1410401-CA                      1411631-CA
1409978-CA                      1410402-CA                      1411632-CA
1409990-CA                      1410403-CA                      1411633-CA
1410041-CA                      1410404-CA                      1411634-CA
1410191-CA                      1410405-CA                      1411635-CA
1410276-CA                      1410406-CA                      1411636-CA
1410295-CA                      1410407-CA                      1411637-CA
1410301-CA                      1410408-CA                      1411638-CA
1410359-CA                      1410488-CA                      1411639-CA
1410360-CA                      1410489-CA                      1411640-CA
1410361-CA                      1410522-CA                      1411643-CA
1410364-CA                      1410526-CA                      1411644-CA
1410365-CA                      1410608-CA                      1411645-CA
1410366-CA                      1410642-CA                      1411646-CA
1410368-CA                      1410649-CA                      1411647-CA
1410369-CA                      1410751-CA                      1411648-CA
1410370-CA                      1410767-CA                      1411649-CA
1410371-CA                      1410852-CA                      1411650-CA
1410372-CA                      1410873-CA                      1411651-CA
1410373-CA                      1410943-CA                      1411652-CA
1410374-CA                      1410958-CA                      1411653-CA
1410375-CA                      1410965-CA                      1411654-CA
1410376-CA                      1410985-CA                      1411655-CA
1410377-CA                      1411069-CA                      1411656-CA
1410378-CA                      1411082-CA                      1411657-CA
1410379-CA                      1411180-CA                      1411658-CA
1410380-CA                      1411202-CA                      1411659-CA
1410381-CA                      1411208-CA                      1411660-CA
1410382-CA                      1411211-CA                      1411661-CA
1410383-CA                      1411293-CA                      1411662-CA
1410384-CA                      1411308-CA                      1411663-CA
1410385-CA                      1411401-CA                      1411664-CA



ATTACHMENT A

1411665-CA                      1413049-CA                      1413799-CA
1411666-CA                      1413050-CA                      1413911-CA
1411667-CA                      1413051-CA                      1413948-CA
1411668-CA                      1413052-CA                      1413959-CA
1411669-CA                      1413053-CA                      1413991-CA
1411670-CA                      1413054-CA                      1413992-CA
1411671-CA                      1413055-CA                      1413993-CA
1411718-CA                      1413056-CA                      1413994-CA
1411745-CA                      1413057-CA                      1413995-CA
1411758-CA                      1413058-CA                      1413996-CA
1411842-CA                      1413059-CA                      1413997-CA
1411874-CA                      1413060-CA                      1413998-CA
1411881-CA                      1413061-CA                      1413999-CA
1411886-CA                      1413062-CA                      1414000-CA
1412055-CA                      1413063-CA                      1414002-CA
1412085-CA                      1413064-CA                      1414003-CA
1412108-CA                      1413065-CA                      1414004-CA
1412181-CA                      1413067-CA                      1414005-CA
1412221-CA                      1413068-CA                      1414006-CA
1412228-CA                      1413069-CA                      1414007-CA
1412334-CA                      1413070-CA                      1414107-CA
1412365-CA                      1413086-CA                      1414111-CA
1412401-CA                      1413087-CA                      1414117-CA
1412402-CA                      1413417-CA                      1414155-CA
1412403-CA                      1413455-CA                      1414250-CA
1412404-CA                      1413461-CA                      1414267-CA
1412405-CA                      1413462-CA                      1414273-CA
1412406-CA                      1413463-CA                      1414345-CA
1412407-CA                      1413464-CA                      1414372-CA
1412408-CA                      1413465-CA                      1414395-CA
1412409-CA                      1413466-CA                      1414401-CA
1412410-CA                      1413467-CA                      1414471-CA
1412411-CA                      1413468-CA                      1414525-CA
1412412-CA                      1413469-CA                      1414695-CA
1412413-CA                      1413473-CA                      1414700-CA
1412414-CA                      1413474-CA                      1414726-CA
1412415-CA                      1413475-CA                      1414767-CA
1412416-CA                      1413476-CA                      1414779-CA
1412417-CA                      1413477-CA                      1414780-CA
1412498-CA                      1413478-CA                      1414781-CA
1412539-CA                      1413551-CA                      1414782-CA
1412558-CA                      1413557-CA                      1414783-CA
1412562-CA                      1413566-CA                      1414784-CA
1412654-CA                      1413638-CA                      1414785-CA
1412679-CA                      1413668-CA                      1414786-CA
1412699-CA                      1413680-CA                      1414787-CA



ATTACHMENT A

1414788-CA                      1416057-CA                      1417187-CA
1414789-CA                      1416058-CA                      1417197-CA
1414790-CA                      1416061-CA                      1417244-CA
1414791-CA                      1416193-CA                      1417264-CA
1414792-CA                      1416194-CA                      1417280-CA
1414793-CA                      1416195-CA                      1417289-CA
1414853-CA                      1416196-CA                      1417328-CA
1414859-CA                      1416197-CA                      1417356-CA
1414942-CA                      1416198-CA                      1417364-CA
1415055-CA                      1416199-CA                      1417480-CA
1415083-CA                      1416200-CA                      1417535-CA
1415102-CA                      1416201-CA                      1417549-CA
1415123-CA                      1416202-CA                      1417594-CA
1415227-CA                      1416203-CA                      1417626-CA
1415260-CA                      1416348-CA                      1417799-CA
1415331-CA                      1416370-CA                      1417818-CA
1415351-CA                      1416405-CA                      1417819-CA
1415361-CA                      1416419-CA                      1417820-CA
1415378-CA                      1416457-CA                      1417821-CA
1415393-CA                      1416490-CA                      1417822-CA
1415402-CA                      1416511-CA                      1417823-CA
1415501-CA                      1416543-CA                      1417837-CA
1415521-CA                      1416550-CA                      1417865-CA
1415531-CA                      1416600-CA                      1417897-CA
1415567-CA                      1416657-CA                      1417912-CA
1415568-CA                      1416666-CA                      1417934-CA
1415664-CA                      1416671-CA                      1417958-CA
1415703-CA                      1416686-CA                      1418012-CA
1415732-CA                      1416693-CA                      1418032-CA
1415733-CA                      1416696-CA                      1418035-CA
1415734-CA                      1416789-CA                      1418050-CA
1415735-CA                      1416790-CA                      1418068-CA
1415736-CA                      1416800-CA                      1418079-CA
1415737-CA                      1416804-CA                      1418102-CA
1415738-CA                      1416876-CA                      1418174-CA
1415739-CA                      1416888-CA                      1418177-CA
1415740-CA                      1416961-CA                      1418192-CA
1415741-CA                      1416973-CA                      1418206-CA
1415742-CA                      1416977-CA                      1418291-CA
1415743-CA                      1416987-CA                      1418318-CA
1415744-CA                      1417004-CA                      1418343-CA
1415766-CA                      1417066-CA                      1418408-CA
1415838-CA                      1417080-CA                      1418460-CA
1415857-CA                      1417136-CA                      1418545-CA
1415861-CA                      1417142-CA                      1418559-CA
1415961-CA                      1417159-CA                      1418572-CA



ATTACHMENT A

1418576-CA                      1419674-CA                      1420632-CA
1418607-CA                      1419699-CA                      1420640-CA
1418655-CA                      1419703-CA                      1420663-CA
1418656-CA                      1419706-CA                      1420664-CA
1418657-CA                      1419712-CA                      1420666-CA
1418658-CA                      1419721-CA                      1420695-CA
1418659-CA                      1419756-CA                      1420785-CA
1418660-CA                      1419763-CA                      1420786-CA
1418661-CA                      1419821-CA                      1420797-CA
1418662-CA                      1419853-CA                      1420812-CA
1418663-CA                      1419864-CA                      1420850-CA
1418664-CA                      1419866-CA                      1420864-CA
1418707-CA                      1419876-CA                      1420876-CA
1418740-CA                      1419913-CA                      1420877-CA
1418744-CA                      1420017-CA                      1420878-CA
1418761-CA                      1420060-CA                      1420890-CA
1418770-CA                      1420067-CA                      1420901-CA
1418781-CA                      1420070-CA                      1420995-CA
1418870-CA                      1420094-CA                      1420997-CA
1418879-CA                      1420120-CA                      1421001-CA
1418916-CA                      1420153-CA                      1421009-CA
1418923-CA                      1420220-CA                      1421037-CA
1418949-CA                      1420225-CA                      1421059-CA
1419018-CA                      1420236-CA                      1421073-CA
1419028-CA                      1420238-CA                      1421112-CA
1419039-CA                      1420261-CA                      1421113-CA
1419051-CA                      1420265-CA                      1421115-CA
1419067-CA                      1420277-CA                      1421227-CA
1419117-CA                      1420353-CA                      1421228-CA
1419125-CA                      1420412-CA                      1421249-CA
1419141-CA                      1420413-CA                      1421281-CA
1419153-CA                      1420414-CA                      1421287-CA
1419181-CA                      1420415-CA                      1421328-CA
1419244-CA                      1420416-CA                      1421332-CA
1419245-CA                      1420417-CA                      1421334-CA
1419273-CA                      1420418-CA                      1421439-CA
1419303-CA                      1420433-CA                      1421444-CA
1419308-CA                      1420435-CA                      1421450-CA
1419385-CA                      1420450-CA                      1421472-CA
1419472-CA                      1420457-CA                      1421476-CA
1419485-CA                      1420478-CA                      1421496-CA
1419495-CA                      1420547-CA                      1421516-CA
1419498-CA                      1420548-CA                      1421600-CA
1419505-CA                      1420622-CA                      1421603-CA
1419513-CA                      1420625-CA                      1421610-CA
1419585-CA                      1420630-CA                      1421641-CA



ATTACHMENT A

1421645-CA                      1422631-CA                      1424020-CA
1421650-CA                      1422642-CA                      1424102-CA
1421677-CA                      1422726-CA                      1424110-CA
1421771-CA                      1422743-CA                      1424115-CA
1421777-CA                      1422766-CA                      1424148-CA
1421805-CA                      1422773-CA                      1424150-CA
1421815-CA                      1422786-CA                      1424153-CA
1421826-CA                      1422885-CA                      1424317-CA
1421827-CA                      1422886-CA                      1424318-CA
1421861-CA                      1422909-CA                      1424323-CA
1421892-CA                      1422915-CA                      1424341-CA
1421893-CA                      1422963-CA                      1424355-CA
1421894-CA                      1422967-CA                      1424356-CA
1421896-CA                      1423063-CA                      1424463-CA
1421996-CA                      1423064-CA                      1424483-CA
1422001-CA                      1423172-CA                      1424503-CA
1422006-CA                      1423184-CA                      1424525-CA
1422146-CA                      1423215-CA                      1424527-CA
1422154-CA                      1423216-CA                      1424607-CA
1422199-CA                      1423224-CA                      1424644-CA
1422209-CA                      1423226-CA                      1424657-CA
1422210-CA                      1423316-CA                      1424670-CA
1422296-CA                      1423332-CA                      1424780-CA
1422344-CA                      1423335-CA                      1424781-CA
1422347-CA                      1423351-CA                      1424789-CA
1422354-CA                      1423376-CA                      1424792-CA
1422386-CA                      1423377-CA                      1424795-CA
1422389-CA                      1423488-CA                      1424846-CA
1422404-CA                      1423500-CA                      1424847-CA
1422406-CA                      1423509-CA                      1424848-CA
1422407-CA                      1423663-CA                      1424850-CA
1422473-CA                      1423680-CA                      1424851-CA
1422505-CA                      1423688-CA                      1424852-CA
1422506-CA                      1423693-CA                      1424853-CA
1422507-CA                      1423721-CA                      1424854-CA
1422524-CA                      1423722-CA                      1424916-CA
1422525-CA                      1423723-CA                      1424917-CA
1422526-CA                      1423724-CA                      1424947-CA
1422563-CA                      1423725-CA                      1424951-CA
1422566-CA                      1423733-CA                      1424954-CA
1422576-CA                      1423817-CA                      1424971-CA
1422593-CA                      1423832-CA                      1425006-CA
1422622-CA                      1423833-CA                      1425007-CA
1422627-CA                      1423834-CA                      1425010-CA
1422628-CA                      1423970-CA                      1425011-CA
1422629-CA                      1423971-CA                      1425012-CA



ATTACHMENT A

1425013-CA                      1425889-CA                      1427546-CA
1425015-CA                      1425922-CA                      1427586-CA
1425017-CA                      1425997-CA                      1427587-CA
1425019-CA                      1426015-CA                      1427588-CA
1425020-CA                      1426020-CA                      1427589-CA
1425021-CA                      1426049-CA                      1427673-CA
1425177-CA                      1426220-CA                      1427681-CA
1425178-CA                      1426244-CA                      1427685-CA
1425211-CA                      1426256-CA                      1427752-CA
1425212-CA                      1426260-CA                      1427796-CA
1425213-CA                      1426272-CA                      1427797-CA
1425214-CA                      1426324-CA                      1427798-CA
1425215-CA                      1426390-CA                      1427829-CA
1425216-CA                      1426401-CA                      1427887-CA
1425217-CA                      1426409-CA                      1427901-CA
1425218-CA                      1426523-CA                      1427910-CA
1425219-CA                      1426627-CA                      1427916-CA
1425220-CA                      1426628-CA                      1428128-CA
1425221-CA                      1426636-CA                      1428136-CA
1425222-CA                      1426638-CA                      1428161-CA
1425223-CA                      1426703-CA                      1428173-CA
1425224-CA                      1426704-CA                      1428228-CA
1425311-CA                      1426705-CA                      1428381-CA
1425330-CA                      1426706-CA                      1428387-CA
1425429-CA                      1426707-CA                      1428405-CA
1425529-CA                      1426708-CA                      1428414-CA
1425556-CA                      1426709-CA                      1428445-CA
1425557-CA                      1426804-CA                      1428452-CA
1425651-CA                      1426836-CA                      1428453-CA
1425652-CA                      1426854-CA                      1428454-CA
1425671-CA                      1426859-CA                      1428455-CA
1425724-CA                      1426879-CA                      1428547-CA
1425725-CA                      1426929-CA                      1428574-CA
1425726-CA                      1426997-CA                      1428579-CA
1425727-CA                      1427008-CA                      1428585-CA
1425728-CA                      1427065-CA                      1428589-CA
1425729-CA                      1427088-CA                      1428735-CA
1425730-CA                      1427169-CA                      1428747-CA
1425731-CA                      1427175-CA                      1428752-CA
1425732-CA                      1427177-CA                      1428774-CA
1425737-CA                      1427247-CA                      1428854-CA
1425738-CA                      1427366-CA                      1428855-CA
1425739-CA                      1427392-CA                      1428856-CA
1425826-CA                      1427404-CA                      1428857-CA
1425836-CA                      1427413-CA                      1428989-CA
1425870-CA                      1427509-CA                      1429002-CA



ATTACHMENT A

1429016-CA                      1430256-CA                      1431521-CA
1429030-CA                      1430362-CA                      1431522-CA
1429050-CA                      1430383-CA                      1431523-CA
1429056-CA                      1430393-CA                      1431524-CA
1429058-CA                      1430397-CA                      1431525-CA
1429059-CA                      1430443-CA                      1431526-CA
1429061-CA                      1430445-CA                      1431527-CA
1429263-CA                      1430447-CA                      1431528-CA
1429273-CA                      1430484-CA                      1431589-CA
1429278-CA                      1430485-CA                      1431600-CA
1429292-CA                      1430580-CA                      1431605-CA
1429343-CA                      1430590-CA                      1431632-CA
1429360-CA                      1430594-CA                      1431633-CA
1429364-CA                      1430628-CA                      1431634-CA
1429492-CA                      1430791-CA                      1431635-CA
1429500-CA                      1430808-CA                      1431786-CA
1429509-CA                      1430827-CA                      1431799-CA
1429562-CA                      1430847-CA                      1431827-CA
1429563-CA                      1430891-CA                      1431840-CA
1429564-CA                      1430902-CA                      1431841-CA
1429565-CA                      1430936-CA                      1431843-CA
1429818-CA                      1430946-CA                      1431844-CA
1429819-CA                      1430950-CA                      1431845-CA
1429829-CA                      1431000-CA                      1431846-CA
1429833-CA                      1431002-CA                      1431977-CA
1429849-CA                      1431048-CA                      1431991-CA
1429876-CA                      1431049-CA                      1431997-CA
1429877-CA                      1431050-CA                      1432013-CA
1429878-CA                      1431051-CA                      1432050-CA
1429879-CA                      1431052-CA                      1432056-CA
1430007-CA                      1431053-CA                      1432058-CA
1430012-CA                      1431054-CA                      1432059-CA
1430035-CA                      1431055-CA                      1432060-CA
1430070-CA                      1431152-CA                      1432179-CA
1430071-CA                      1431172-CA                      1432187-CA
1430072-CA                      1431231-CA                      1432208-CA
1430073-CA                      1431234-CA                      1432240-CA
1430075-CA                      1431265-CA                      1432253-CA
1430198-CA                      1431302-CA                      1432333-CA
1430208-CA                      1431311-CA                      1432356-CA
1430213-CA                      1431390-CA                      1432366-CA
1430237-CA                      1431435-CA                      1432373-CA
1430239-CA                      1431436-CA                      1432401-CA
1430240-CA                      1431437-CA                      1432422-CA
1430241-CA                      1431438-CA                      1432428-CA
1430243-CA                      1431466-CA                      1432429-CA



ATTACHMENT A

1432481-CA                      1433839-CA                      1435006-CA
1432513-CA                      1433912-CA                      1435225-CA
1432538-CA                      1433932-CA                      1435234-CA
1432542-CA                      1433949-CA                      1435241-CA
1432578-CA                      1433955-CA                      1435262-CA
1432613-CA                      1433963-CA                      1435282-CA
1432624-CA                      1433984-CA                      1435287-CA
1432625-CA                      1434015-CA                      1435400-CA
1432630-CA                      1434019-CA                      1435407-CA
1432704-CA                      1434053-CA                      1435414-CA
1432723-CA                      1434117-CA                      1435423-CA
1432743-CA                      1434214-CA                      1435455-CA
1432749-CA                      1434222-CA                      1435456-CA
1432750-CA                      1434233-CA                      1435457-CA
1432751-CA                      1434260-CA                      1435586-CA
1432752-CA                      1434264-CA                      1435609-CA
1432838-CA                      1434266-CA                      1435618-CA
1433024-CA                      1434404-CA                      1435626-CA
1433048-CA                      1434412-CA                      1435659-CA
1433165-CA                      1434421-CA                      1435660-CA
1433178-CA                      1434455-CA                      1435661-CA
1433183-CA                      1434472-CA                      1435731-CA
1433225-CA                      1434540-CA                      1435745-CA
1433236-CA                      1434541-CA                      1435750-CA
1433237-CA                      1434569-CA                      1435764-CA
1433238-CA                      1434580-CA                      1435803-CA
1433264-CA                      1434590-CA                      1435909-CA
1433330-CA                      1434652-CA                      1435925-CA
1433340-CA                      1434653-CA                      1435938-CA
1433366-CA                      1434654-CA                      1435948-CA
1433395-CA                      1434681-CA                      1435980-CA
1433449-CA                      1434685-CA                      1435996-CA
1433516-CA                      1434743-CA                      1436026-CA
1433543-CA                      1434744-CA                      1436066-CA
1433560-CA                      1434769-CA                      1436139-CA
1433573-CA                      1434775-CA                      1436152-CA
1433593-CA                      1434781-CA                      1436185-CA
1433610-CA                      1434797-CA                      1436280-CA
1433646-CA                      1434822-CA                      1436316-CA
1433659-CA                      1434823-CA                      1436348-CA
1433753-CA                      1434827-CA                      1436360-CA
1433755-CA                      1434932-CA                      1436377-CA
1433759-CA                      1434954-CA                      1436387-CA
1433782-CA                      1434961-CA                      1436400-CA
1433796-CA                      1434965-CA                      1436425-CA
1433838-CA                      1434973-CA                      1436452-CA



ATTACHMENT A

1436517-CA                      1437529-CA                      1438519-CA
1436525-CA                      1437545-CA                      1438537-CA
1436562-CA                      1437556-CA                      1438545-CA
1436580-CA                      1437559-CA                      1438581-CA
1436586-CA                      1437589-CA                      1438584-CA
1436591-CA                      1437599-CA                      1438599-CA
1436608-CA                      1437632-CA                      1438610-CA
1436654-CA                      1437679-CA                      1438627-CA
1436710-CA                      1437766-CA                      1438679-CA
1436724-CA                      1437773-CA                      1438686-CA
1436732-CA                      1437787-CA                      1438737-CA
1436757-CA                      1437794-CA                      1438750-CA
1436761-CA                      1437802-CA                      1438759-CA
1436769-CA                      1437827-CA                      1438763-CA
1436777-CA                      1437849-CA                      1438797-CA
1436814-CA                      1437859-CA                      1438840-CA
1436831-CA                      1437901-CA                      1438866-CA
1436847-CA                      1437905-CA                      1438911-CA
1436866-CA                      1437908-CA                      1438931-CA
1436896-CA                      1437909-CA                      1438938-CA
1436903-CA                      1437933-CA                      1438946-CA
1436919-CA                      1437957-CA                      1438979-CA
1436922-CA                      1437992-CA                      1438991-CA
1436962-CA                      1438009-CA                      1439015-CA
1436973-CA                      1438015-CA                      1439040-CA
1436997-CA                      1438024-CA                      1439095-CA
1437046-CA                      1438049-CA                      1439103-CA
1437060-CA                      1438068-CA                      1439116-CA
1437080-CA                      1438136-CA                      1439122-CA
1437082-CA                      1438153-CA                      1439124-CA
1437086-CA                      1438213-CA                      1439156-CA
1437100-CA                      1438215-CA                      1439179-CA
1437119-CA                      1438226-CA                      1439234-CA
1437171-CA                      1438240-CA                      1439258-CA
1437237-CA                      1438248-CA                      1439259-CA
1437258-CA                      1438274-CA                      1439292-CA
1437273-CA                      1438319-CA                      1439303-CA
1437287-CA                      1438331-CA                      1439318-CA
1437296-CA                      1438360-CA                      1439340-CA
1437313-CA                      1438383-CA                      1439386-CA
1437342-CA                      1438392-CA                      1439401-CA
1437427-CA                      1438405-CA                      1439437-CA
1437490-CA                      1438413-CA                      1439455-CA
1437498-CA                      1438420-CA                      1439464-CA
1437504-CA                      1438443-CA                      1439465-CA
1437506-CA                      1438467-CA                      1439474-CA



ATTACHMENT A

1439515-CA                      1440442-CA                      1441874-CA
1439522-CA                      1440464-CA                      1441888-CA
1439533-CA                      1440536-CA                      1441911-CA
1439535-CA                      1440561-CA                      1441918-CA
1439551-CA                      1440647-CA                      1441928-CA
1439555-CA                      1440656-CA                      1441934-CA
1439568-CA                      1440758-CA                      1441978-CA
1439571-CA                      1440777-CA                      1441992-CA
1439611-CA                      1440831-CA                      1442038-CA
1439666-CA                      1440846-CA                      1442051-CA
1439667-CA                      1440856-CA                      1442066-CA
1439678-CA                      1440886-CA                      1442073-CA
1439689-CA                      1440918-CA                      1442078-CA
1439705-CA                      1440929-CA                      1442148-CA
1439711-CA                      1440986-CA                      1442161-CA
1439728-CA                      1441063-CA                      1442204-CA
1439755-CA                      1441104-CA                      1442211-CA
1439791-CA                      1441108-CA                      1442318-CA
1439804-CA                      1441135-CA                      1442440-CA
1439857-CA                      1441139-CA                      1442454-CA
1439860-CA                      1441147-CA                      1442465-CA
1439871-CA                      1441221-CA                      1442481-CA
1439875-CA                      1441246-CA                      1442492-CA
1439886-CA                      1441279-CA                      1442507-CA
1439921-CA                      1441288-CA                      1442543-CA
1439938-CA                      1441297-CA                      1442584-CA
1439993-CA                      1441322-CA                      1442608-CA
1440001-CA                      1441349-CA                      1442629-CA
1440018-CA                      1441409-CA                      1442633-CA
1440031-CA                      1441451-CA                      1442649-CA
1440037-CA                      1441458-CA                      1442671-CA
1440077-CA                      1441488-CA                      1442687-CA
1440089-CA                      1441502-CA                      1442777-CA
1440104-CA                      1441520-CA                      1442795-CA
1440139-CA                      1441523-CA                      1442855-CA
1440198-CA                      1441524-CA                      1442869-CA
1440205-CA                      1441525-CA                      1442891-CA
1440225-CA                      1441563-CA                      1442905-CA
1440236-CA                      1441616-CA                      1442917-CA
1440265-CA                      1441648-CA                      1443075-CA
1440365-CA                      1441673-CA                      1443108-CA
1440437-CA                      1441680-CA                      1443144-CA
1440438-CA                      1441696-CA                      1443165-CA
1440439-CA                      1441702-CA                      1443179-CA
1440440-CA                      1441736-CA                      1443303-CA
1440441-CA                      1441795-CA                      1443332-CA



ATTACHMENT A

1443333-CA                      1444483-CA                      1445689-CA
1443334-CA                      1444509-CA                      1445723-CA
1443335-CA                      1444532-CA                      1445733-CA
1443336-CA                      1444541-CA                      1445825-CA
1443337-CA                      1444545-CA                      1445839-CA
1443338-CA                      1444583-CA                      1445844-CA
1443369-CA                      1444604-CA                      1445866-CA
1443458-CA                      1444625-CA                      1445871-CA
1443468-CA                      1444683-CA                      1445878-CA
1443507-CA                      1444694-CA                      1445913-CA
1443522-CA                      1444717-CA                      1445920-CA
1443540-CA                      1444721-CA                      1445954-CA
1443559-CA                      1444755-CA                      1446000-CA
1443615-CA                      1444783-CA                      1446032-CA
1443693-CA                      1444798-CA                      1446070-CA
1443712-CA                      1444892-CA                      1446071-CA
1443720-CA                      1444915-CA                      1446077-CA
1443739-CA                      1444925-CA                      1446100-CA
1443743-CA                      1444951-CA                      1446125-CA
1443752-CA                      1444958-CA                      1446184-CA
1443782-CA                      1444962-CA                      1446232-CA
1443804-CA                      1444987-CA                      1446256-CA
1443848-CA                      1445056-CA                      1446287-CA
1443864-CA                      1445113-CA                      1446291-CA
1443883-CA                      1445154-CA                      1446305-CA
1443896-CA                      1445179-CA                      1446346-CA
1443908-CA                      1445180-CA                      1446363-CA
1443913-CA                      1445202-CA                      1446417-CA
1443917-CA                      1445206-CA                      1446454-CA
1443968-CA                      1445240-CA                      1446493-CA
1444006-CA                      1445265-CA                      1446502-CA
1444018-CA                      1445276-CA                      1446545-CA
1444027-CA                      1445278-CA                      1446579-CA
1444040-CA                      1445281-CA                      1446580-CA
1444060-CA                      1445283-CA                      1446581-CA
1444070-CA                      1445284-CA                      1446582-CA
1444102-CA                      1445394-CA                      1446583-CA
1444159-CA                      1445412-CA                      1446584-CA
1444266-CA                      1445422-CA                      1446602-CA
1444280-CA                      1445430-CA                      1446633-CA
1444288-CA                      1445475-CA                      1446648-CA
1444309-CA                      1445539-CA                      1446761-CA
1444315-CA                      1445616-CA                      1446763-CA
1444344-CA                      1445657-CA                      1446766-CA
1444364-CA                      1445660-CA                      1446800-CA
1444435-CA                      1445665-CA                      1446822-CA



ATTACHMENT A

1446882-CA                      1448253-CA                      1449463-CA
1446937-CA                      1448271-CA                      1449464-CA
1446943-CA                      1448277-CA                      1449465-CA
1446959-CA                      1448286-CA                      1449466-CA
1446965-CA                      1448341-CA                      1449467-CA
1446970-CA                      1448371-CA                      1449468-CA
1446994-CA                      1448397-CA                      1449469-CA
1447012-CA                      1448436-CA                      1449470-CA
1447056-CA                      1448479-CA                      1449471-CA
1447119-CA                      1448494-CA                      1449472-CA
1447123-CA                      1448542-CA                      1449473-CA
1447145-CA                      1448619-CA                      1449490-CA
1447152-CA                      1448696-CA                      1449560-CA
1447156-CA                      1448753-CA                      1449581-CA
1447158-CA                      1448778-CA                      1449599-CA
1447173-CA                      1448786-CA                      1449615-CA
1447300-CA                      1448804-CA                      1449618-CA
1447310-CA                      1448824-CA                      1449630-CA
1447313-CA                      1448856-CA                      1449653-CA
1447328-CA                      1448881-CA                      1449707-CA
1447341-CA                      1448882-CA                      1449735-CA
1447420-CA                      1448909-CA                      1449787-CA
1447537-CA                      1448956-CA                      1449799-CA
1447602-CA                      1448983-CA                      1449827-CA
1447620-CA                      1448996-CA                      1449832-CA
1447631-CA                      1448997-CA                      1449855-CA
1447645-CA                      1449015-CA                      1449862-CA
1447673-CA                      1449036-CA                      1449918-CA
1447700-CA                      1449055-CA                      1449963-CA
1447758-CA                      1449109-CA                      1449975-CA
1447803-CA                      1449124-CA                      1449979-CA
1447812-CA                      1449136-CA                      1450007-CA
1447814-CA                      1449163-CA                      1450010-CA
1447885-CA                      1449178-CA                      1450021-CA
1447892-CA                      1449183-CA                      1450045-CA
1447950-CA                      1449201-CA                      1450085-CA
1447968-CA                      1449216-CA                      1450182-CA
1448031-CA                      1449235-CA                      1450221-CA
1448054-CA                      1449276-CA                      1450230-CA
1448060-CA                      1449357-CA                      1450251-CA
1448086-CA                      1449372-CA                      1450263-CA
1448094-CA                      1449383-CA                      1450292-CA
1448101-CA                      1449393-CA                      1450318-CA
1448134-CA                      1449407-CA                      1450385-CA
1448234-CA                      1449431-CA                      1450421-CA
1448249-CA                      1449453-CA                      1450439-CA



ATTACHMENT A

1450456-CA                      1451478-CA                      1452643-CA
1450461-CA                      1451492-CA                      1452663-CA
1450467-CA                      1451520-CA                      1452700-CA
1450479-CA                      1451545-CA                      1452722-CA
1450497-CA                      1451584-CA                      1452848-CA
1450520-CA                      1451635-CA                      1452870-CA
1450521-CA                      1451641-CA                      1452875-CA
1450522-CA                      1451664-CA                      1452901-CA
1450523-CA                      1451674-CA                      1452913-CA
1450524-CA                      1451693-CA                      1452937-CA
1450525-CA                      1451722-CA                      1452955-CA
1450526-CA                      1451748-CA                      1453056-CA
1450539-CA                      1451832-CA                      1453109-CA
1450609-CA                      1451840-CA                      1453136-CA
1450667-CA                      1451844-CA                      1453143-CA
1450707-CA                      1451853-CA                      1453158-CA
1450729-CA                      1451874-CA                      1453177-CA
1450740-CA                      1451890-CA                      1453186-CA
1450756-CA                      1451914-CA                      1453221-CA
1450762-CA                      1451961-CA                      1453244-CA
1450803-CA                      1452022-CA                      1453276-CA
1450824-CA                      1452070-CA                      1453325-CA
1450858-CA                      1452075-CA                      1453338-CA
1450880-CA                      1452080-CA                      1453352-CA
1450891-CA                      1452081-CA                      1453354-CA
1450895-CA                      1452092-CA                      1453357-CA
1450900-CA                      1452123-CA                      1453375-CA
1450918-CA                      1452136-CA                      1453386-CA
1450987-CA                      1452140-CA                      1453394-CA
1450992-CA                      1452172-CA                      1453407-CA
1451005-CA                      1452237-CA                      1453429-CA
1451034-CA                      1452289-CA                      1453472-CA
1451063-CA                      1452298-CA                      1453513-CA
1451088-CA                      1452354-CA                      1453531-CA
1451188-CA                      1452364-CA                      1453534-CA
1451202-CA                      1452395-CA                      1453535-CA
1451229-CA                      1452399-CA                      1453537-CA
1451237-CA                      1452406-CA                      1453538-CA
1451247-CA                      1452419-CA                      1453540-CA
1451261-CA                      1452443-CA                      1453568-CA
1451329-CA                      1452513-CA                      1453584-CA
1451356-CA                      1452563-CA                      1453620-CA
1451445-CA                      1452602-CA                      1453625-CA
1451450-CA                      1452608-CA                      1453643-CA
1451459-CA                      1452628-CA                      1453660-CA
1451475-CA                      1452635-CA                      1453693-CA



ATTACHMENT A

1453701-CA                      1454881-CA                      1456228-CA
1453754-CA                      1454915-CA                      1456236-CA
1453760-CA                      1454936-CA                      1456241-CA
1453796-CA                      1454972-CA                      1456268-CA
1453803-CA                      1455031-CA                      1456276-CA
1453817-CA                      1455038-CA                      1456289-CA
1453845-CA                      1455067-CA                      1456334-CA
1453855-CA                      1455081-CA                      1456353-CA
1453880-CA                      1455110-CA                      1456372-CA
1453963-CA                      1455141-CA                      1456449-CA
1454052-CA                      1455182-CA                      1456455-CA
1454061-CA                      1455253-CA                      1456475-CA
1454100-CA                      1455277-CA                      1456480-CA
1454108-CA                      1455363-CA                      1456489-CA
1454123-CA                      1455375-CA                      1456517-CA
1454149-CA                      1455402-CA                      1456581-CA
1454176-CA                      1455407-CA                      1456618-CA
1454240-CA                      1455424-CA                      1456661-CA
1454363-CA                      1455447-CA                      1456671-CA
1454374-CA                      1455477-CA                      1456672-CA
1454398-CA                      1455540-CA                      1456695-CA
1454407-CA                      1455561-CA                      1456706-CA
1454420-CA                      1455568-CA                      1456767-CA
1454449-CA                      1455581-CA                      1456794-CA
1454474-CA                      1455593-CA                      1456820-CA
1454521-CA                      1455624-CA                      1456836-CA
1454550-CA                      1455648-CA                      1456842-CA
1454556-CA                      1455680-CA                      1456851-CA
1454566-CA                      1455728-CA                      1456854-CA
1454572-CA                      1455736-CA                      1456857-CA
1454615-CA                      1455741-CA                      1456912-CA
1454622-CA                      1455746-CA                      1456936-CA
1454629-CA                      1455817-CA                      1457001-CA
1454654-CA                      1455825-CA                      1457085-CA
1454704-CA                      1455838-CA                      1457115-CA
1454732-CA                      1455876-CA                      1457129-CA
1454747-CA                      1455905-CA                      1457138-CA
1454748-CA                      1455960-CA                      1457188-CA
1454749-CA                      1456012-CA                      1457240-CA
1454750-CA                      1456026-CA                      1457257-CA
1454751-CA                      1456040-CA                      1457276-CA
1454793-CA                      1456057-CA                      1457303-CA
1454801-CA                      1456080-CA                      1457311-CA
1454832-CA                      1456106-CA                      1457328-CA
1454840-CA                      1456132-CA                      1457353-CA
1454842-CA                      1456201-CA                      1457375-CA



ATTACHMENT A

1457393-CA                      1458579-CA                      1459836-CA
1457442-CA                      1458604-CA                      1459880-CA
1457495-CA                      1458679-CA                      1459884-CA
1457525-CA                      1458706-CA                      1459892-CA
1457547-CA                      1458715-CA                      1459922-CA
1457563-CA                      1458736-CA                      1459927-CA
1457594-CA                      1458748-CA                      1459936-CA
1457607-CA                      1458767-CA                      1459962-CA
1457629-CA                      1458782-CA                      1459988-CA
1457673-CA                      1458874-CA                      1460030-CA
1457695-CA                      1458912-CA                      1460071-CA
1457718-CA                      1458962-CA                      1460123-CA
1457765-CA                      1458972-CA                      1460132-CA
1457778-CA                      1459061-CA                      1460148-CA
1457813-CA                      1459076-CA                      1460168-CA
1457828-CA                      1459084-CA                      1460174-CA
1457843-CA                      1459095-CA                      1460195-CA
1457894-CA                      1459115-CA                      1460211-CA
1457907-CA                      1459193-CA                      1460221-CA
1458003-CA                      1459219-CA                      1460238-CA
1458017-CA                      1459223-CA                      1460286-CA
1458022-CA                      1459224-CA                      1460301-CA
1458031-CA                      1459228-CA                      1460315-CA
1458035-CA                      1459252-CA                      1460364-CA
1458048-CA                      1459260-CA                      1460372-CA
1458050-CA                      1459297-CA                      1460376-CA
1458073-CA                      1459308-CA                      1460401-CA
1458080-CA                      1459324-CA                      1460433-CA
1458092-CA                      1459345-CA                      1460460-CA
1458104-CA                      1459405-CA                      1460496-CA
1458165-CA                      1459429-CA                      1460548-CA
1458184-CA                      1459526-CA                      1460563-CA
1458300-CA                      1459532-CA                      1460564-CA
1458311-CA                      1459559-CA                      1460599-CA
1458334-CA                      1459575-CA                      1460605-CA
1458348-CA                      1459581-CA                      1460617-CA
1458365-CA                      1459605-CA                      1460646-CA
1458387-CA                      1459616-CA                      1460713-CA
1458398-CA                      1459645-CA                      1460740-CA
1458424-CA                      1459708-CA                      1460809-CA
1458483-CA                      1459722-CA                      1460823-CA
1458496-CA                      1459738-CA                      1460839-CA
1458516-CA                      1459765-CA                      1460852-CA
1458525-CA                      1459776-CA                      1460868-CA
1458551-CA                      1459794-CA                      1460886-CA
1458569-CA                      1459816-CA                      1460905-CA



ATTACHMENT A

1460916-CA                      1462194-CA                      1463205-CA
1460979-CA                      1462211-CA                      1463240-CA
1461021-CA                      1462228-CA                      1463297-CA
1461034-CA                      1462233-CA                      1463348-CA
1461054-CA                      1462240-CA                      1463349-CA
1461061-CA                      1462288-CA                      1463350-CA
1461070-CA                      1462319-CA                      1463351-CA
1461089-CA                      1462343-CA                      1463352-CA
1461178-CA                      1462359-CA                      1463353-CA
1461201-CA                      1462373-CA                      1463425-CA
1461270-CA                      1462390-CA                      1463432-CA
1461319-CA                      1462400-CA                      1463443-CA
1461322-CA                      1462420-CA                      1463459-CA
1461347-CA                      1462432-CA                      1463470-CA
1461358-CA                      1462456-CA                      1463474-CA
1461375-CA                      1462502-CA                      1463505-CA
1461400-CA                      1462538-CA                      1463536-CA
1461420-CA                      1462550-CA                      1463587-CA
1461433-CA                      1462560-CA                      1463657-CA
1461541-CA                      1462657-CA                      1463720-CA
1461542-CA                      1462661-CA                      1463733-CA
1461607-CA                      1462665-CA                      1463753-CA
1461610-CA                      1462692-CA                      1463773-CA
1461621-CA                      1462752-CA                      1463801-CA
1461660-CA                      1462780-CA                      1463817-CA
1461678-CA                      1462794-CA                      1463951-CA
1461692-CA                      1462810-CA                      1464190-CA
1461777-CA                      1462833-CA                      1464244-CA
1461783-CA                      1462860-CA                      1464245-CA
1461793-CA                      1462879-CA                      1464404-CA
1461802-CA                      1462899-CA                      1464508-CA
1461817-CA                      1462901-CA                      1464522-CA
1461825-CA                      1462922-CA                      1464533-CA
1461840-CA                      1462978-CA                      1464545-CA
1461889-CA                      1463001-CA                      1464581-CA
1461901-CA                      1463006-CA                      1464591-CA
1461910-CA                      1463021-CA                      1464628-CA
1461979-CA                      1463028-CA                      1464695-CA
1462000-CA                      1463039-CA                      1464826-CA
1462015-CA                      1463075-CA                      1464859-CA
1462025-CA                      1463107-CA                      1464877-CA
1462041-CA                      1463119-CA                      1464916-CA
1462074-CA                      1463151-CA                      1464953-CA
1462101-CA                      1463167-CA                      1465060-CA
1462120-CA                      1463197-CA                      1465096-CA
1462182-CA                      1463200-CA                      1465118-CA



ATTACHMENT A

1465150-CA                      1467648-CA                      1348947-CB
1465173-CA                      1467665-CA                      1348948-CB
1465238-CA                      1467691-CA                      1354283-CB
1465247-CA                      1467744-CA                      1356234-CB
1465256-CA                      1467768-CA                      1356643-CB
1465277-CA                      1467788-CA                      1356648-CB
1465289-CA                      1467806-CA                      1356651-CB
1465313-CA                      1467817-CA                      1360021-CB
1465346-CA                      1467834-CA                      1360024-CB
1465372-CA                      1467892-CA                      1360757-CB
1465426-CA                      1467926-CA                      1360759-CB
1465437-CA                      1467955-CA                      1360760-CB
1465484-CA                      1467963-CA                      1360761-CB
1465592-CA                      1467972-CA                      1360762-CB
1465749-CA                      1467980-CA                      1361390-CB
1465787-CA                      1308054-CB                      1362530-CB
1465817-CA                      1308055-CB                      1364364-CB
1465897-CA                      1308056-CB                      1364634-CB
1465915-CA                      1308720-CB                      1367345-CB
1465977-CA                      1308721-CB                      1367347-CB
1466108-CA                      1308722-CB                      1367350-CB
1466233-CA                      1310756-CB                      1367357-CB
1466256-CA                      1311615-CB                      1367358-CB
1466351-CA                      1315834-CB                      1367359-CB
1466357-CA                      1315835-CB                      1369497-CB
1466386-CA                      1315837-CB                      1370951-CB
1466513-CA                      1318393-CB                      1376146-CB
1466537-CA                      1321185-CB                      1377067-CB
1466628-CA                      1321718-CB                      1377895-CB
1466641-CA                      1321726-CB                      1378762-CB
1466806-CA                      1323865-CB                      1378764-CB
1466815-CA                      1323968-CB                      1379117-CB
1466836-CA                      1325153-CB                      1379118-CB
1466919-CA                      1329521-CB                      1379122-CB
1466960-CA                      1332849-CB                      1379125-CB
1466978-CA                      1332850-CB                      1379129-CB
1467165-CA                      1334105-CB                      1379574-CB
1467166-CA                      1336848-CB                      1380596-CB
1467364-CA                      1341104-CB                      1380608-CB
1467367-CA                      1342091-CB                      1380609-CB
1467410-CA                      1342996-CB                      1383261-CB
1467414-CA                      1342999-CB                      1384825-CB
1467506-CA                      1346327-CB                      1384828-CB
1467567-CA                      1347385-CB                      1384829-CB
1467613-CA                      1348300-CB                      1386300-CB
1467628-CA                      1348475-CB                      1386312-CB



ATTACHMENT A

1389925-CB                      1402104-CB                      1405197-CB
1392118-CB                      1402105-CB                      1405256-CB
1392126-CB                      1402500-CB                      1405257-CB
1392130-CB                      1402744-CB                      1405259-CB
1393097-CB                      1402745-CB                      1405260-CB
1393098-CB                      1402749-CB                      1405261-CB
1393101-CB                      1402750-CB                      1405262-CB
1393105-CB                      1402751-CB                      1405263-CB
1393109-CB                      1402753-CB                      1405392-CB
1395032-CB                      1402754-CB                      1405572-CB
1397530-CB                      1402755-CB                      1405577-CB
1397531-CB                      1402756-CB                      1406142-CB
1398234-CB                      1402757-CB                      1406174-CB
1398237-CB                      1403031-CB                      1406177-CB
1398238-CB                      1403398-CB                      1406180-CB
1398968-CB                      1403522-CB                      1406182-CB
1398969-CB                      1403566-CB                      1406183-CB
1399487-CB                      1403568-CB                      1406184-CB
1399488-CB                      1403570-CB                      1406185-CB
1399489-CB                      1403576-CB                      1406186-CB
1399490-CB                      1403577-CB                      1406187-CB
1399494-CB                      1403578-CB                      1406188-CB
1399499-CB                      1403579-CB                      1406189-CB
1400092-CB                      1403580-CB                      1406246-CB
1400093-CB                      1403583-CB                      1406250-CB
1400095-CB                      1403584-CB                      1406271-CB
1400096-CB                      1403585-CB                      1406456-CB
1400668-CB                      1403814-CB                      1406714-CB
1400669-CB                      1403831-CB                      1406737-CB
1400671-CB                      1403959-CB                      1406832-CB
1400672-CB                      1403981-CB                      1406842-CB
1401298-CB                      1404211-CB                      1406844-CB
1401450-CB                      1404303-CB                      1406845-CB
1401451-CB                      1404304-CB                      1406847-CB
1401452-CB                      1404305-CB                      1406848-CB
1401453-CB                      1404307-CB                      1406849-CB
1401454-CB                      1404308-CB                      1406894-CB
1401797-CB                      1404309-CB                      1407133-CB
1402093-CB                      1404310-CB                      1407392-CB
1402095-CB                      1404312-CB                      1407514-CB
1402096-CB                      1404380-CB                      1407616-CB
1402097-CB                      1404381-CB                      1407617-CB
1402098-CB                      1404531-CB                      1407618-CB
1402099-CB                      1404548-CB                      1407619-CB
1402100-CB                      1404708-CB                      1407620-CB
1402101-CB                      1405072-CB                      1407622-CB



ATTACHMENT A

1407623-CB                      1410374-CB                      1411656-CB
1407624-CB                      1410375-CB                      1411657-CB
1407625-CB                      1410376-CB                      1411658-CB
1407626-CB                      1410379-CB                      1411660-CB
1407695-CB                      1410380-CB                      1411662-CB
1408086-CB                      1410381-CB                      1411667-CB
1408199-CB                      1410382-CB                      1411670-CB
1408200-CB                      1410384-CB                      1411745-CB
1408201-CB                      1410386-CB                      1411758-CB
1408212-CB                      1410389-CB                      1412055-CB
1408213-CB                      1410390-CB                      1412085-CB
1408214-CB                      1410391-CB                      1412108-CB
1408215-CB                      1410392-CB                      1412365-CB
1408218-CB                      1410394-CB                      1412401-CB
1408257-CB                      1410395-CB                      1412403-CB
1408361-CB                      1410396-CB                      1412404-CB
1408688-CB                      1410397-CB                      1412408-CB
1408940-CB                      1410398-CB                      1412409-CB
1408942-CB                      1410400-CB                      1412410-CB
1408946-CB                      1410401-CB                      1412415-CB
1409285-CB                      1410403-CB                      1412416-CB
1409509-CB                      1410404-CB                      1412417-CB
1409536-CB                      1410405-CB                      1413052-CB
1409648-CB                      1410406-CB                      1413063-CB
1409727-CB                      1410407-CB                      1413065-CB
1409730-CB                      1410408-CB                      1413068-CB
1409733-CB                      1410488-CB                      1413086-CB
1409735-CB                      1410642-CB                      1413087-CB
1409736-CB                      1410873-CB                      1413417-CB
1409737-CB                      1410985-CB                      1413461-CB
1409738-CB                      1411082-CB                      1413464-CB
1409739-CB                      1411211-CB                      1413467-CB
1409740-CB                      1411545-CB                      1413473-CB
1409741-CB                      1411624-CB                      1413551-CB
1409797-CB                      1411632-CB                      1413668-CB
1409824-CB                      1411633-CB                      1414117-CB
1409990-CB                      1411634-CB                      1414273-CB
1410295-CB                      1411635-CB                      1414345-CB
1410301-CB                      1411637-CB                      1414372-CB
1410359-CB                      1411640-CB                      1414395-CB
1410361-CB                      1411643-CB                      1414401-CB
1410364-CB                      1411644-CB                      1414471-CB
1410365-CB                      1411646-CB                      1414525-CB
1410368-CB                      1411647-CB                      1414695-CB
1410369-CB                      1411649-CB                      1414726-CB
1410370-CB                      1411655-CB                      1414779-CB



ATTACHMENT A

1414780-CB                      1417934-CB                      1420785-CB
1414782-CB                      1418032-CB                      1420797-CB
1414783-CB                      1418035-CB                      1420864-CB
1414789-CB                      1418068-CB                      1420995-CB
1414942-CB                      1418079-CB                      1421001-CB
1415055-CB                      1418318-CB                      1421009-CB
1415123-CB                      1418343-CB                      1421037-CB
1415331-CB                      1418408-CB                      1421073-CB
1415351-CB                      1418545-CB                      1421115-CB
1415501-CB                      1418607-CB                      1421332-CB
1415531-CB                      1418655-CB                      1421334-CB
1415568-CB                      1418656-CB                      1421496-CB
1415736-CB                      1418659-CB                      1421516-CB
1415740-CB                      1418660-CB                      1421603-CB
1415743-CB                      1418661-CB                      1421610-CB
1415766-CB                      1418744-CB                      1421645-CB
1415838-CB                      1418781-CB                      1421826-CB
1415961-CB                      1418923-CB                      1421892-CB
1416057-CB                      1419018-CB                      1421893-CB
1416195-CB                      1419028-CB                      1421894-CB
1416348-CB                      1419125-CB                      1421896-CB
1416370-CB                      1419141-CB                      1422199-CB
1416405-CB                      1419181-CB                      1422210-CB
1416511-CB                      1419385-CB                      1422296-CB
1416550-CB                      1419498-CB                      1422354-CB
1416600-CB                      1419505-CB                      1422406-CB
1416671-CB                      1419674-CB                      1422563-CB
1416696-CB                      1419699-CB                      1422593-CB
1416888-CB                      1419712-CB                      1422628-CB
1416987-CB                      1419756-CB                      1422629-CB
1417004-CB                      1419763-CB                      1422631-CB
1417080-CB                      1419853-CB                      1422642-CB
1417136-CB                      1419876-CB                      1422743-CB
1417159-CB                      1420067-CB                      1422786-CB
1417187-CB                      1420153-CB                      1422886-CB
1417264-CB                      1420220-CB                      1422963-CB
1417280-CB                      1420265-CB                      1423063-CB
1417328-CB                      1420277-CB                      1423226-CB
1417480-CB                      1420412-CB                      1423316-CB
1417535-CB                      1420413-CB                      1423376-CB
1417594-CB                      1420414-CB                      1423488-CB
1417626-CB                      1420478-CB                      1423500-CB
1417819-CB                      1420547-CB                      1423509-CB
1417821-CB                      1420622-CB                      1423722-CB
1417822-CB                      1420664-CB                      1423724-CB
1417823-CB                      1420666-CB                      1423725-CB



ATTACHMENT A

1423733-CB                      1427586-CB                      1430397-CB
1423817-CB                      1427588-CB                      1430445-CB
1423970-CB                      1427589-CB                      1430580-CB
1423971-CB                      1427685-CB                      1430628-CB
1424020-CB                      1427796-CB                      1430808-CB
1424115-CB                      1427829-CB                      1430891-CB
1424153-CB                      1427910-CB                      1430946-CB
1424317-CB                      1428128-CB                      1430950-CB
1424323-CB                      1428161-CB                      1431000-CB
1424483-CB                      1428173-CB                      1431152-CB
1424503-CB                      1428381-CB                      1431172-CB
1424525-CB                      1428414-CB                      1431234-CB
1424607-CB                      1428452-CB                      1431265-CB
1424644-CB                      1428453-CB                      1431436-CB
1424670-CB                      1428455-CB                      1431605-CB
1424781-CB                      1428579-CB                      1431632-CB
1424954-CB                      1428585-CB                      1431634-CB
1425007-CB                      1428747-CB                      1431635-CB
1425013-CB                      1428854-CB                      1431844-CB
1425020-CB                      1428855-CB                      1431846-CB
1425177-CB                      1428857-CB                      1431991-CB
1425224-CB                      1429002-CB                      1432050-CB
1425330-CB                      1429016-CB                      1432056-CB
1425429-CB                      1429050-CB                      1432058-CB
1425529-CB                      1429056-CB                      1432059-CB
1425556-CB                      1429058-CB                      1432187-CB
1425557-CB                      1429263-CB                      1432208-CB
1425671-CB                      1429273-CB                      1432240-CB
1425889-CB                      1429278-CB                      1432253-CB
1426015-CB                      1429292-CB                      1432333-CB
1426020-CB                      1429344-CB                      1432366-CB
1426220-CB                      1429562-CB                      1432373-CB
1426244-CB                      1429563-CB                      1432401-CB
1426256-CB                      1429564-CB                      1432613-CB
1426260-CB                      1429819-CB                      1432630-CB
1426390-CB                      1429849-CB                      1432704-CB
1426627-CB                      1429877-CB                      1432723-CB
1426854-CB                      1429878-CB                      1432743-CB
1426859-CB                      1429879-CB                      1432750-CB
1426879-CB                      1430070-CB                      1432751-CB
1426929-CB                      1430071-CB                      1432838-CB
1427088-CB                      1430198-CB                      1433024-CB
1427169-CB                      1430240-CB                      1433048-CB
1427177-CB                      1430241-CB                      1433165-CB
1427247-CB                      1430362-CB                      1433183-CB
1427413-CB                      1430383-CB                      1433225-CB



ATTACHMENT A

1433237-CB                      1435586-CB                      1437427-CB
1433264-CB                      1435618-CB                      1437498-CB
1433330-CB                      1435626-CB                      1437529-CB
1433340-CB                      1435659-CB                      1437545-CB
1433395-CB                      1435731-CB                      1437589-CB
1433449-CB                      1435750-CB                      1437599-CB
1433516-CB                      1435803-CB                      1437632-CB
1433560-CB                      1435909-CB                      1437787-CB
1433573-CB                      1435938-CB                      1437794-CB
1433755-CB                      1435948-CB                      1437827-CB
1433759-CB                      1435980-CB                      1437859-CB
1433782-CB                      1435996-CB                      1437909-CB
1433796-CB                      1436139-CB                      1437933-CB
1433838-CB                      1436152-CB                      1437957-CB
1433912-CB                      1436185-CB                      1438015-CB
1433949-CB                      1436280-CB                      1438024-CB
1434015-CB                      1436316-CB                      1438049-CB
1434019-CB                      1436360-CB                      1438153-CB
1434053-CB                      1436377-CB                      1438213-CB
1434233-CB                      1436387-CB                      1438215-CB
1434260-CB                      1436400-CB                      1438248-CB
1434266-CB                      1436425-CB                      1438319-CB
1434404-CB                      1436452-CB                      1438360-CB
1434412-CB                      1436517-CB                      1438383-CB
1434540-CB                      1436608-CB                      1438392-CB
1434580-CB                      1436710-CB                      1438413-CB
1434590-CB                      1436724-CB                      1438467-CB
1434652-CB                      1436732-CB                      1438519-CB
1434653-CB                      1436757-CB                      1438537-CB
1434743-CB                      1436761-CB                      1438545-CB
1434744-CB                      1436777-CB                      1438584-CB
1434769-CB                      1436814-CB                      1438610-CB
1434827-CB                      1436831-CB                      1438679-CB
1434932-CB                      1436903-CB                      1438750-CB
1434954-CB                      1436919-CB                      1438759-CB
1434961-CB                      1436922-CB                      1438797-CB
1434973-CB                      1436973-CB                      1438866-CB
1435234-CB                      1436997-CB                      1438911-CB
1435262-CB                      1437046-CB                      1438931-CB
1435400-CB                      1437080-CB                      1438946-CB
1435407-CB                      1437100-CB                      1438979-CB
1435414-CB                      1437237-CB                      1439015-CB
1435423-CB                      1437258-CB                      1439040-CB
1435455-CB                      1437273-CB                      1439095-CB
1435456-CB                      1437296-CB                      1439103-CB
1435457-CB                      1437342-CB                      1439116-CB



ATTACHMENT A

1439122-CB                      1440918-CB                      1443179-CB
1439156-CB                      1440929-CB                      1443303-CB
1439179-CB                      1441063-CB                      1443458-CB
1439258-CB                      1441104-CB                      1443468-CB
1439259-CB                      1441108-CB                      1443507-CB
1439303-CB                      1441135-CB                      1443522-CB
1439340-CB                      1441139-CB                      1443540-CB
1439437-CB                      1441147-CB                      1443559-CB
1439455-CB                      1441221-CB                      1443615-CB
1439464-CB                      1441246-CB                      1443743-CB
1439474-CB                      1441279-CB                      1443848-CB
1439551-CB                      1441322-CB                      1443913-CB
1439555-CB                      1441349-CB                      1443917-CB
1439568-CB                      1441409-CB                      1443968-CB
1439611-CB                      1441447-CB                      1444006-CB
1439666-CB                      1441451-CB                      1444018-CB
1439667-CB                      1441488-CB                      1444027-CB
1439678-CB                      1441502-CB                      1444070-CB
1439705-CB                      1441520-CB                      1444159-CB
1439755-CB                      1441616-CB                      1444266-CB
1439791-CB                      1441648-CB                      1444288-CB
1439804-CB                      1441736-CB                      1444344-CB
1439857-CB                      1441795-CB                      1444364-CB
1439875-CB                      1441874-CB                      1444532-CB
1439886-CB                      1441888-CB                      1444541-CB
1439921-CB                      1441918-CB                      1444545-CB
1439938-CB                      1441934-CB                      1444583-CB
1439993-CB                      1441978-CB                      1444717-CB
1440001-CB                      1441992-CB                      1444721-CB
1440018-CB                      1442073-CB                      1444755-CB
1440031-CB                      1442148-CB                      1444783-CB
1440037-CB                      1442318-CB                      1444798-CB
1440089-CB                      1442454-CB                      1444951-CB
1440198-CB                      1442481-CB                      1444958-CB
1440225-CB                      1442492-CB                      1444987-CB
1440236-CB                      1442507-CB                      1445056-CB
1440365-CB                      1442629-CB                      1445113-CB
1440464-CB                      1442633-CB                      1445202-CB
1440536-CB                      1442649-CB                      1445206-CB
1440647-CB                      1442687-CB                      1445240-CB
1440656-CB                      1442795-CB                      1445265-CB
1440758-CB                      1442855-CB                      1445284-CB
1440777-CB                      1442905-CB                      1445394-CB
1440831-CB                      1442917-CB                      1445430-CB
1440846-CB                      1443075-CB                      1445475-CB
1440856-CB                      1443144-CB                      1445539-CB



ATTACHMENT A

1445616-CB                      1449473-CB                      1456618-CB
1445657-CB                      1449490-CB                      1456671-CB
1445665-CB                      1449618-CB                      1457188-CB
1445689-CB                      1449735-CB                      1457311-CB
1445871-CB                      1449799-CB                      1457695-CB
1445878-CB                      1449827-CB                      1457907-CB
1445913-CB                      1449832-CB                      1458022-CB
1445920-CB                      1450007-CB                      1458516-CB
1445954-CB                      1450045-CB                      1458736-CB
1446071-CB                      1450251-CB                      1458962-CB
1446100-CB                      1450263-CB                      1459061-CB
1446125-CB                      1450467-CB                      1459084-CB
1446287-CB                      1450522-CB                      1459115-CB
1446291-CB                      1450802-CB                      1459297-CB
1446305-CB                      1450803-CB                      1459526-CB
1446346-CB                      1450824-CB                      1460372-CB
1446493-CB                      1450858-CB                      1461610-CB
1446545-CB                      1451005-CB                      1462550-CB
1446580-CB                      1451034-CB                      1462922-CB
1446761-CB                      1451063-CB                      1463151-CB
1446763-CB                      1451356-CB                      1463425-CB
1446766-CB                      1451584-CB                      1466836-CB
1446800-CB                      1451748-CB                      1467410-CB
1446822-CB                      1452395-CB                      1308054-CC
1446882-CB                      1452399-CB                      1308055-CC
1446937-CB                      1452848-CB                      1308721-CC
1446959-CB                      1452913-CB                      1308722-CC
1446965-CB                      1453109-CB                      1311615-CC
1446994-CB                      1453394-CB                      1315834-CC
1447012-CB                      1453513-CB                      1315835-CC
1447056-CB                      1453584-CB                      1315837-CC
1447156-CB                      1453660-CB                      1318393-CC
1447173-CB                      1453693-CB                      1321718-CC
1447631-CB                      1453845-CB                      1323968-CC
1447673-CB                      1454061-CB                      1334105-CC
1447950-CB                      1454108-CB                      1348300-CC
1447968-CB                      1454556-CB                      1348475-CC
1448101-CB                      1454832-CB                      1348948-CC
1448479-CB                      1455067-CB                      1356234-CC
1448542-CB                      1455363-CB                      1360021-CC
1448824-CB                      1455424-CB                      1360757-CC
1448856-CB                      1455447-CB                      1361390-CC
1448882-CB                      1455838-CB                      1364634-CC
1448996-CB                      1455905-CB                      1367357-CC
1449383-CB                      1456080-CB                      1367359-CC
1449453-CB                      1456201-CB                      1377895-CC



ATTACHMENT A

1383261-CC                      1404708-CC                      1410406-CC
1384828-CC                      1405257-CC                      1410642-CC
1386312-CC                      1405259-CC                      1410985-CC
1392130-CC                      1405261-CC                      1411082-CC
1393097-CC                      1405577-CC                      1411632-CC
1393101-CC                      1406174-CC                      1411634-CC
1393105-CC                      1406177-CC                      1411635-CC
1395032-CC                      1406182-CC                      1411647-CC
1398234-CC                      1406183-CC                      1411655-CC
1398237-CC                      1406185-CC                      1411656-CC
1398238-CC                      1406187-CC                      1411657-CC
1398968-CC                      1406189-CC                      1411658-CC
1398969-CC                      1406842-CC                      1411660-CC
1399487-CC                      1406847-CC                      1412401-CC
1399488-CC                      1406848-CC                      1412415-CC
1399489-CC                      1406849-CC                      1413461-CC
1400092-CC                      1406894-CC                      1413464-CC
1400093-CC                      1407392-CC                      1413473-CC
1400095-CC                      1407619-CC                      1414273-CC
1400671-CC                      1407620-CC                      1414525-CC
1400672-CC                      1407624-CC                      1414726-CC
1401450-CC                      1407625-CC                      1414783-CC
1401452-CC                      1407626-CC                      1415123-CC
1401453-CC                      1408200-CC                      1415501-CC
1401454-CC                      1408201-CC                      1415568-CC
1401797-CC                      1408212-CC                      1415736-CC
1402096-CC                      1408213-CC                      1415740-CC
1402098-CC                      1408214-CC                      1415838-CC
1402104-CC                      1409727-CC                      1415961-CC
1402105-CC                      1409736-CC                      1416195-CC
1402745-CC                      1409737-CC                      1416348-CC
1402749-CC                      1409739-CC                      1416370-CC
1402750-CC                      1409990-CC                      1416511-CC
1402751-CC                      1410365-CC                      1416671-CC
1402754-CC                      1410370-CC                      1416888-CC
1402755-CC                      1410382-CC                      1416987-CC
1402756-CC                      1410384-CC                      1417080-CC
1403576-CC                      1410386-CC                      1417328-CC
1403577-CC                      1410389-CC                      1417480-CC
1403578-CC                      1410390-CC                      1417535-CC
1403580-CC                      1410391-CC                      1417819-CC
1403583-CC                      1410394-CC                      1417821-CC
1404303-CC                      1410396-CC                      1417934-CC
1404304-CC                      1410400-CC                      1418032-CC
1404309-CC                      1410403-CC                      1418035-CC
1404380-CC                      1410405-CC                      1418343-CC



ATTACHMENT A

1418408-CC                      1429562-CC                      1436761-CC
1418607-CC                      1429563-CC                      1436777-CC
1418659-CC                      1430070-CC                      1436814-CC
1418781-CC                      1430241-CC                      1436831-CC
1419028-CC                      1430362-CC                      1436903-CC
1419385-CC                      1430445-CC                      1436997-CC
1420067-CC                      1430580-CC                      1437046-CC
1420220-CC                      1430808-CC                      1437100-CC
1420547-CC                      1430946-CC                      1437237-CC
1420622-CC                      1431172-CC                      1437342-CC
1421073-CC                      1431436-CC                      1437498-CC
1421332-CC                      1431844-CC                      1437529-CC
1421334-CC                      1432056-CC                      1437545-CC
1421610-CC                      1432058-CC                      1437589-CC
1421892-CC                      1432208-CC                      1438015-CC
1421893-CC                      1432704-CC                      1438024-CC
1421894-CC                      1432743-CC                      1438153-CC
1421896-CC                      1433075-CC                      1438319-CC
1422210-CC                      1433264-CC                      1438519-CC
1422406-CC                      1433330-CC                      1438545-CC
1422743-CC                      1433395-CC                      1438584-CC
1422886-CC                      1433449-CC                      1438610-CC
1422963-CC                      1433516-CC                      1438679-CC
1423063-CC                      1433573-CC                      1438931-CC
1423226-CC                      1433755-CC                      1438946-CC
1423316-CC                      1433912-CC                      1439122-CC
1423500-CC                      1433949-CC                      1439259-CC
1423725-CC                      1434233-CC                      1439303-CC
1423733-CC                      1434260-CC                      1439455-CC
1423817-CC                      1434652-CC                      1439551-CC
1424670-CC                      1434653-CC                      1439568-CC
1425429-CC                      1434973-CC                      1439666-CC
1425889-CC                      1435234-CC                      1439667-CC
1426020-CC                      1435407-CC                      1439678-CC
1426220-CC                      1435455-CC                      1439705-CC
1427088-CC                      1435586-CC                      1439755-CC
1427177-CC                      1435659-CC                      1440031-CC
1427247-CC                      1435750-CC                      1440089-CC
1427685-CC                      1435803-CC                      1440856-CC
1428414-CC                      1435980-CC                      1440929-CC
1428453-CC                      1436400-CC                      1441063-CC
1428579-CC                      1436425-CC                      1441104-CC
1428857-CC                      1436608-CC                      1441139-CC
1429050-CC                      1436710-CC                      1441147-CC
1429056-CC                      1436724-CC                      1441246-CC
1429278-CC                      1436732-CC                      1441279-CC



ATTACHMENT A

1441322-CC                      1446761-CC                      1403578-CD
1441409-CC                      1446766-CC                      1404303-CD
1441451-CC                      1446800-CC                      1405259-CD
1441648-CC                      1446822-CC                      1405261-CD
1441918-CC                      1446882-CC                      1405577-CD
1442318-CC                      1447012-CC                      1406182-CD
1442454-CC                      1447173-CC                      1406185-CD
1442492-CC                      1447631-CC                      1406847-CD
1442649-CC                      1448479-CC                      1406849-CD
1442687-CC                      1449383-CC                      1407392-CD
1442795-CC                      1449453-CC                      1407619-CD
1442917-CC                      1449618-CC                      1409739-CD
1443075-CC                      1449832-CC                      1410389-CD
1443144-CC                      1450045-CC                      1410391-CD
1443179-CC                      1450467-CC                      1410400-CD
1443468-CC                      1450824-CC                      1410406-CD
1443540-CC                      1451005-CC                      1411647-CD
1443743-CC                      1451034-CC                      1411656-CD
1443848-CC                      1451356-CC                      1411658-CD
1443913-CC                      1451584-CC                      1411660-CD
1444006-CC                      1453109-CC                      1412401-CD
1444018-CC                      1453584-CC                      1413473-CD
1444027-CC                      1455067-CC                      1414783-CD
1444070-CC                      1455838-CC                      1415568-CD
1444344-CC                      1456201-CC                      1416348-CD
1444532-CC                      1456618-CC                      1417328-CD
1444545-CC                      1457188-CC                      1417934-CD
1444583-CC                      1315834-CD                      1418659-CD
1444717-CC                      1348475-CD                      1420220-CD
1444755-CC                      1360021-CD                      1421894-CD
1444951-CC                      1360757-CD                      1422886-CD
1444987-CC                      1386312-CD                      1423063-CD
1445056-CC                      1393097-CD                      1423226-CD
1445202-CC                      1393105-CD                      1423733-CD
1445265-CC                      1395032-CD                      1423817-CD
1445394-CC                      1398237-CD                      1425429-CD
1445689-CC                      1399488-CD                      1425889-CD
1445871-CC                      1400092-CD                      1428453-CD
1445878-CC                      1400095-CD                      1428579-CD
1445920-CC                      1401452-CD                      1429056-CD
1445954-CC                      1401453-CD                      1429278-CD
1446071-CC                      1401797-CD                      1429562-CD
1446100-CC                      1402096-CD                      1430808-CD
1446125-CC                      1402098-CD                      1431172-CD
1446287-CC                      1402751-CD                      1432058-CD
1446493-CC                      1403576-CD                      1432704-CD



ATTACHMENT A

1433449-CD                      1443743-CD                      1406182-CE
1435659-CD                      1443913-CD                      1409739-CE
1435980-CD                      1444755-CD                      1417328-CE
1436710-CD                      1445265-CD                      1425889-CE
1436732-CD                      1446287-CD                      1429056-CE
1436761-CD                      1446761-CD                      1429562-CE
1436831-CD                      1446822-CD                      1435659-CE
1437100-CD                      1448479-CD                      1436732-CE
1437589-CD                      1449832-CD                      1437100-CE
1438153-CD                      1450467-CD                      1439259-CE
1438519-CD                      1450824-CD                      1446287-CE
1439259-CD                      1451034-CD                      1448479-CE
1439455-CD                      1451356-CD                      1449832-CE
1439678-CD                      1455067-CD                      1455067-CE
1439705-CD                      1456618-CD                      1403576-CF
1440089-CD                      1315834-CE                      1406182-CF
1441147-CD                      1393105-CE                      1409739-CF
1441648-CD                      1399488-CE                      1436732-CF
1442649-CD                      1400092-CE                      1439259-CF
1442917-CD                      1400095-CE                      1455067-CF
1443075-CD                      1401453-CE                      1406182-CG
1443179-CD                      1403576-CE                      1436732-CG
1443468-CD                      1405261-CE                      1406182-CH



ATTACHMENT A

                                  ATTACHMENT B
                       MEDICARE COVERED ITEMS AND SERVICES


THE CODES LISTED BELOW ARE REPRESENTATIVE OF THE PRIMARY TYPES OF MEDICAL ITEMS AND SERVICES THAT A COVERED MEDICARE BENEFICIARY MAY REQUIRE IN CONNECTION WITH THE RECALL AND ARE COVERED UNDER THIS SETTLEMENT AGREEMENT. ADDITIONAL CODES NOT ON THIS LIST MAY BE CONSIDERED FOR PURPOSES OF ANY OFFSETS, CREDITS, OR REFUNDS UNDER ARTICLE IV.C PROVIDED SOUS FURNISHES CMS REASONABLE DOCUMENTATION FROM THE PROVIDER OR SUPPLIER OF ITEMS OR SERVICES DOCUMENTING THEIR RELATION TO THE RECALL.


                             PART A COVERED SERVICES
HOSPITAL

         DRG 209

REHABILITATION HOSPITAL

         DRG 462

SKILLED NURSING FACILITY

         Revenue Codes 0420-0429

HOME HEALTH AGENCY

         G0151, G0154-G0156

                             PART B COVERED SERVICES

PHYISICIAN'S SERVICES

         E & M
                  99024
                  99201-99569

         Surgery
                  10060-10061               27137
                  20610                     27250
                  26990-26992               27252
                  27000                     27254
                  27062                     27256-27259
                  27093                     27265-27266
                  27134

         Anesthesia
                  01200                     01996
                  01210                     99070
                  01212                     99140
                  01214-1215

         Radiology
                  71010                     73520
                  71020                     73525
                  72170                     74000
                  72190                     75710
                  73500                     76000
                  73510                     77431

         Pathology
                  G0001                     36535
                  36415                     36620
                  36430                     62311-62319
                  36489

CLINICAL LABORATORY & PATHOLOGY SERVICES

         80048-89399

PHYSICAL THERAPY SERVICES

         97001                              97032
         97010                              97035
         97012                              97110
         97014                              97112
         97016                              97113
         97018                              97116
         97020                              97140
         97022                              97150
         97024                              97530
         97026                              97535
         97028                              97750

DURABLE MEDICAL EQUIPMENT

         E0130                              E0261
         E0135                              E0265
         E0141-E0147                        E0266
         E0154                              K0001-K0004
         E0163-E0166                        K0021
         E0192                              K0028
         E0250                              K0195
         E0251                              L1600-L1686
         E0255                              L1690
         E0256                              L2624
         E0260

DRUGS AND SUPPLIES

         Any drug coverage for any Covered Medicare Beneficiary must meet Medicare coverage guidelines.

AMBULANCE

         A0300-A4305

         (Series discontinued as of 12/31/00. Contractor will cross-walk to new codes. See CR 2047)

MEDICINE

         89050
         93000
         93010
         93308
         93503

                                  ATTACHMENT D

                             INTERCREDITOR AGREEMENT

         This Intercreditor Agreement (the "Intercreditor Agreement") is dated as of May 2, 2002, by and among The United States of America, acting through the Civil Division of the United States Department of Justice and on behalf of the Department of Health and Human Services ("HHS") (collectively the "United States"), the interim Trustee named on the signature pages hereof (the "Trustee"), and Sulzer Orthopedics Inc. ("SOUS").

                             PRELIMINARY STATEMENTS

A. SOUS, a Delaware corporation has entered into a Class Action settlement agreement, dated as of August 15, 2001, as amended and restated as of August 23, 2001, September 12, 2001, October 12, 2001, March 13, 2002,
         and as may be further amended with class counsel on behalf of the class representatives, each as defined therein, relating to the claims consolidated in the United States District Court for the Northern District of Ohio, Eastern Division, and styled In re: Sulzer Hip Prosthesis and Knee Prosthesis Liability Litigation (MDL No. 1401) (the "Class Action Settlement Agreement"). Among other things, the Class Action Settlement Agreement provides a framework to resolve certain claims arising in connection with the voluntary recall of SOUS' Inter-Op Acetabular Shell (the "Recall") and requires, among other provisions, the establishment and funding of a Settlement Trust for the purposes of ensuring payments to the Class Members.

B. The Trustee has entered into a Trust Agreement dated as of August 30, 2001, with SOUS (and certain entities affiliated with SOUS) ("Trust Agreement") pursuant to which the Trustee has agreed, subject to certain terms and conditions, to receive, hold, and invest funds in accordance with, and subject to, the provisions of the Class Action Settlement Agreement, to issue payments and disburse funds as provided in the Class Action Settlement Agreement and to take all such other actions as contemplated by the Class Action Settlement Agreement for the benefit of the Class Members (the "Trust Agreement").

C. In furtherance of the obligations under the Trust Agreement and Class Action Settlement Agreement, the Trustee has entered into a security agreement dated August 30, 2001, with SOUS (and certain entities affiliated with SOUS) on behalf of the Class Members, as defined therein, securing the obligations therein (the "Class Action Security Agreement"). The Class Action Security Agreement grants to the Trustee a lien on and security interest in, all right, title and interest of SOUS, whether now owned or existing or hereafter created, acquired or arising, in and to certain assets of SOUS (the "Collateral").

D. The United States alleges that it has a claim under the Medicare Secondary Payer provisions (42 U.S.C. Section 1395y(b)(2)-(3), 42 C.F.R. Sections 411.20-411.37) and other applicable provisions of federal law for various items and services furnished to Medicare beneficiaries as a result of the Recall. The United States and SOUS have entered into a settlement agreement to fully resolve any alleged claims, dated as of May 2, 2002 (the "Medicare Settlement Agreement"), which requires an Initial Medicare Payment and Supplemental Medicare Payments by SOUS to the United States as more fully set forth therein.

E. In furtherance of the obligations set forth in the Medicare Settlement Agreement, the United States has entered into a Security Agreement, dated as of May 2, 2002, with SOUS which grants to the United States a lien on and security interest in the assets of SOUS (the "Medicare Security Agreement"). Pursuant to the terms and conditions thereof, the United States has agreed that such liens and security interests are junior and subordinate to the liens and security interests granted by SOUS to the Trustee pursuant to the Class Action Security Agreement.

F. As some of the Covered Medicare Beneficiaries for whom payment may be due to the United States under the Medicare Settlement Agreement also may be Class Members, the United States desires to ensure that any payment obligations due to the United States pursuant to the Medicare Settlement Agreement are secured and fully satisfied on or before distribution to any Class Member who is also a Covered Medicare Beneficiary to the extent that such payment has not been received by the United States.

G. The Trustee acknowledges and agrees that, notwithstanding any term or condition of the Class Action Security Agreement, the Medicare Security Agreement, or any other applicable agreement or law to the contrary, the United States has statutory priority over any distributions to Class Members who are Covered Medicare Beneficiaries and desires to ensure that the obligations secured under the Medicare Settlement Agreement are fully satisfied in accordance with the terms and conditions thereof.

H. The Trustee and the Class Members, for whose benefit the Class Action Security Agreement was granted, will substantially benefit from the execution and delivery of the Medicare Settlement Agreement by the United States.

         NOW, THEREFORE, for and in consideration of the execution and delivery by the United States of the Medicare Settlement Agreement and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereby agree as follows:

         Section 1. Defined Terms. All capitalized terms used herein, including the Preliminary Statements set forth above, without definition shall have the same meanings herein as such terms have in the Medicare Settlement Agreement or the Class Action Settlement Agreement, as applicable.

         Section 2. Payment Priority of United States. The parties acknowledge and agree that payment priority to Class Members who are also Covered Medicare Beneficiaries shall be governed by the Medicare Secondary Payer provisions (42 U.S.C. Section 1395y(b)(2)-(3), 42 C.F.R. Sections 411.20-411.37). If SOUS
defaults on any of its payment obligations to the United States under the Medicare Settlement Agreement, the Trustee shall execute such documents as reasonably necessary authorizing payment from the Settlement Trust to the United States. Payment shall be made to the United States for each Covered Medicare Beneficiary for whom payment has not been received by the United States at the Per-Beneficiary Cap, subject to the terms and conditions in the Medicare Settlement Agreement, including, but not limited to any credits, offsets or refunds to which SOUS may be entitled. In the event of default by SOUS, the United States shall notify Trustee in accordance with Section 5(e). If the Covered Medicare Beneficiary already has received a distribution from the Settlement Trust, the Trustee shall execute documents directing payment to the United States within thirty (30) days of receipt of written notice by the United States. If the Covered Medicare Beneficiary has not yet received a distribution from the Settlement Trust, the Trustee shall execute documents directing that payment must be made to the United States prior to the distribution of any payment to that Covered Medicare Beneficiary. The Trustee's obligation to make payment to the United States under this Section shall be limited to those Covered Medicare Beneficiaries who are Class Members under the Class Action Settlement Agreement.

         Section 3. Releases. The United States acknowledges and agrees that upon receipt of payment as set forth in Section 2 above, the releases set forth in the Medicare Settlement Agreement shall be in full force and effect and that the United States waives any rights or claims it has or may have against any Covered Medicare Beneficiary for Medicare Covered Items and Services related to the Recall. Upon receipt of such payment, the United States shall discontinue any efforts to recoup payment for Medicare Covered Items and Services from any Covered Medicare Beneficiary and shall take no further action to recover such funds from the Class Member, the Settlement Trust, or any other party.

         Section 4. Limitations on Payment. The Trustee is obligated to make payment under the Intercreditor Agreement from amounts in the Settlement Trust at the time the United States makes a request for payment or amounts received thereafter in accordance with the Class Action Settlement. The Trustee shall not have any personal liability under the Intercreditor Agreement. The obligations set forth in this Intercreditor Agreement shall end on June 5, 2004 provided, that this Intercreditor Agreement only shall cover those Affected Product Recipients that receive a Hip Revision Surgery on or before June 5, 2003.

         Section 5. Miscellaneous

                  (a) In the event that Judicial Approval is not obtained in accordance with the Medicare Settlement Agreement, this Intercreditor Agreement shall terminate and be of no force and effect.

                  (b) Trustee shall not contest the validity, perfection, or enforceability of any lien or security interest granted to the United States in the Collateral. The United States shall not contest the validity, perfection, or enforceability of any lien or security interest granted to Trustee in the Collateral.

                  (c) The terms of this Intercreditor Agreement shall be binding on any successor Trustee appointed in accordance with the terms of the Trust Agreement (as the same may be amended or modified from time to time).

                  (d) This Intercreditor Agreement cannot be changed or terminated orally. This Agreement shall create a continuing obligation on Trustee, its successors and assigns and shall inure, together with the rights and remedies of the United States hereunder, to the benefit of the United States and its successors and permitted assigns.

                  (e) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be deemed to have been given upon receipt. For purposes of this Intercreditor Agreement, notice shall be provided to the following address:

                  IF TO TRUSTEE:
                  Weisman, Goldberg & Weisman Co., L.P.A.
                  1600 Midland Building
                  Landmark Office Towers
                  Cleveland, Ohio 44115
                  Attention: R. Eric Kennedy, Esq.
                  Facsimile: 216.781.6747

                  with copies to:

                  Barry Alexander
                  Kilpatrick Stockton, LLP
                  3737 Glenwood Avenue
                  Raleigh, NC 27612
                  Facsimile: 919.510.6105

                  and

                  The Scruggs Law Firm, P.A.
                  Post Office Drawer 1425
                  Pascagoula, MS 39568-1425
                  Attention: Sid Backstrom, Esq.
                  Facsimile: 228.762.1207

                  IF TO THE UNITED STATES:
                  Department of Justice
                  Civil Division
                  1100  L Street, N.W., Room 10062
                  Washington, D.C. 20005
                  Attention:  Ruth Harvey
                  Fax:  202.514.9163

                  with a copy to:

                  Centers for Medicare & Medicaid Services
                  7500 Security Blvd.
                  Mail Stop:  C2-26-25
                  Baltimore, MD 21244-1850
                  Attention:  Leslie Stafford
                  Fax:  410.786.5187

In the event a successor Trustee is appointed, Trustee shall notify the parties of the name, address, contact person, and any applicable phone numbers of the successor Trustee.

                  (f) No Class Member shall have the right to institute any suit, action or proceeding to enforce the provisions of this Intercreditor Agreement.

                  (g) In the event that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Intercreditor Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

                  (h) This Intercreditor Agreement shall be construed in accordance with, the laws federal law. The headings in this Intercreditor Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

                  (i) The Trustee hereby submits to the exclusive jurisdiction of the United States District Court for the Northern District of Ohio, Eastern Division, for purposes of all legal proceedings arising out of or relating to this Intercreditor Agreement or the transactions contemplated hereby. The Trustee irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Trustee consents to be subject to the jurisdiction of the Court in any action relating to this Agreement. Each Party hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                  (j) Except as otherwise specifically provided herein, nothing in this Intercreditor Agreement, express or implied, confers on any person, other than the parties hereto and their successors and assigns hereunder, any benefit or any legal or equitable right, remedy, or claim under this Intercreditor Agreement.

                  (k) Each party represents and warrants that (a) the execution and delivery of this Intercreditor Agreement and the consummation of the transactions contemplated herein have each been duly authorized by all necessary action on the part of such each party and (b) this Intercreditor Agreement has been duly executed and delivered and constitutes a legal, valid and binding obligation, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

                  (l) This Intercreditor Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same agreement.

         IN WITNESS WHEREOF, each party has caused this Intercreditor Agreement to be duly executed and delivered as of the date first above written.


                              Accepted and agreed to as of the
                              date first above written.

                                    INTERIM TRUSTEE


DATED: 4-25-02                      /s/ R. ERIC KENNEDY
      ----------------------        ----------------------------------------
                                    R. Eric Kennedy, as interim Trustee on
                                    behalf of the Sulzer Settlement Trust




                                    UNITED STATES OF AMERICA
                                    ROBERT D. McCALLUM, JR.
                                    Assistant Attorney General

DATED: 5/2/02                       /s/ RUTH A. HARVEY
      ----------------------        ----------------------------------------
                                    J. CHRISTOPHER KOHN
                                    SANDRA P. SPOONER
                                    RUTH A. HARVEY
                                    Department of Justice
                                    Civil Division
                                    Ben Franklin Station
                                    P.O. Box 875
                                    Washington, DC  20044

                                    Attorneys for United States of America



                                    SULZER ORTHOPEDICS INC.


DATED: 4/25/02                      /s/ DAVID K. FLOYD
      ----------------------        ----------------------------------------
                                    DAVID K. FLOYD
                                    President

                                  ATTACHMENT C


                             SULZER ORTHOPEDICS INC.
                               SECURITY AGREEMENT

         This Security Agreement (the "Agreement") is dated as of May 2, 2002, by and among Sulzer Orthopedics Inc., a Delaware corporation ("Grantor") and The United States of America, acting through the Civil Division of the United States Department of Justice and on behalf of the Department of Health and Human Services ("HHS") (collectively the "United States") pursuant to that certain Medicare Settlement Agreement, dated as of May 2, 2002 between Grantor and the United States (the "Medicare Settlement Agreement").

                             PRELIMINARY STATEMENTS

         A. Grantor has entered into the Medicare Settlement Agreement with the United States to resolve alleged claims of subrogation for various items and services furnished to Medicare beneficiaries in connection with the voluntary recall of Grantor's Inter-Op Acetabular Shell. The Medicare Settlement Agreement requires an "Initial Medicare Payment" and "Supplemental Medicare Payments," as defined in the Medicare Settlement Agreement, by Grantor to the United States as more fully set forth therein. As a condition to entering into the Medicare Settlement Agreement, the United States has required, among other things, that Grantor grant to the United States a lien on and security interest in the assets of Grantor described herein subject to the terms and conditions hereof; and

         B. Grantor will benefit, directly or indirectly, from the resolution of claims effected by the Medicare Settlement Agreement.

         NOW, THEREFORE, for and in consideration of the execution and delivery by the United States of the Medicare Settlement Agreement and other good and valuable consideration, receipt whereof is hereby acknowledged, Grantor hereby agrees as follows:

         Section 1. Terms defined in the Medicare Settlement Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Medicare Settlement Agreement.

         Section 2. Grant of Security Interest in the Collateral; Obligations Secured.

                  (a) Grantor hereby grants to the United States a lien on and security interest in, and acknowledges and agrees that the United States has and shall continue to have a continuing lien on and security interest in, all right, title and interest of Grantor, whether now owned or existing or hereafter created, acquired or arising, in and to all assets of Grantor (the "Secured Assets"), including all of the following:

                           (1) accounts;

                           (2) chattel paper;

                           (3) instruments (including promissory notes);

                           (4) documents;

                           (5) general intangibles (including payment intangibles, software and intellectual property);

                           (6) letter-of-credit Rights;

                           (7) supporting obligations;

                           (8) deposit accounts;

                           (9) investment property (including certificated and uncertificated securities, securities accounts, security entitlements, commodity accounts, and commodity contracts);

                           (10) inventory;

                           (11) real property;

                           (12) equipment (including all software, whether or not the same constitutes embedded software, used in the operation thereof);

                           (13) fixtures;

                           (14) All rights to merchandise and other goods (including rights to returned or repossessed goods and rights of stoppage in transit) which is represented by, arises from, or relates to any of the foregoing;

                           (15) All personal property and interests in personal property of Grantor of any kind or description and all dividends and distributions on or other rights in connection with any such property;

                           (16) All supporting evidence and documents relating to any of the above-described property, including, without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of Grantor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes, and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers, and cabinets in which the same are reflected or maintained;

                           (17) All accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and

                           (18) All proceeds and products of the foregoing, and all insurance of the foregoing and proceeds thereof;

all of the foregoing being herein sometimes referred to as the "Collateral", provided that "Collateral" shall not include any general intangible, intellectual property or investment property to the extent the grant by Grantor of a security interest pursuant to this Agreement in its rights under such general intangible, investment property or intellectual property, as the case may be, is prohibited or restricted by such general intangible, investment property or intellectual property, as the case may be, and the consent of applicable persons has not been obtained, provided that the foregoing limitation shall not affect, limit, restrict or impair the grant by Grantor of a security interest pursuant to this Agreement in any receivable or any money or other amounts due or to become due under any such general intangible, investment property or intellectual property as the case may be, to the extent provided in Section 9-406 of the UCC on the date hereof. All terms which are used in this Agreement which are defined in the Uniform Commercial Code of the State of Delaware ("UCC") shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide. For purposes of this Agreement, the term "Receivables" means all rights to the payment of a monetary obligation, whether or not earned by performance, and whether evidenced by an account, chattel paper, instrument, general intangible, or otherwise.

                  (b) This Agreement is made and given to secure, and shall secure, the prompt payment and performance when due of any and all indebtedness, obligations and liabilities of Grantor to the United States as required under the Medicare Settlement Agreement, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired (all of the indebtedness, obligations, liabilities, expenses and charges described above being hereinafter referred to as the "Obligations").

         Section 3. Priority. The liens and security interest granted herein shall be senior to any other liens or liquidated or unliquidated interests or claims against Secured Assets (subject to any prior perfected liens against secured assets); provided, that:

                  (a) the liens and security interest granted herein shall be junior and subordinate to these liens and security interests granted by Grantor pursuant to a security agreement between the United States and the Trustee pursuant to that Class Action Settlement Agreement, dated as of August 15, 2001, as amended and restated as of August 23, 2001, September 12, 2001, October 12, 2001, March 13, 2002, and as may be further amended and restated relating to the claims consolidated in the United States District Court for the Northern District of Ohio, Eastern Division, and styled In re: Sulzer Hip Prosthesis and Knee Prosthesis Liability Litigation (MDL No. 1401) (the "Class Action Settlement Agreement") as more fully set forth in Exhibit A; and

                  (b) the liens and security interest granted herein shall be junior and subordinate to any lien or security interest that has been or shall be granted by Grantor to a financial or other lending institution or institutions (the "Credit Facility Liens") for the purposes of securing Grantor's obligations under the Credit Facility, provided that the terms of the Credit Facility shall be subject to the prior approval by the United States (such approval not to be unreasonably withheld). During definitive documentation of such Credit Facility, the United States shall enter into such agreements and documents as reasonably necessary, including without limitation an intercreditor agreement agreeing that the obligations under the Medicare Settlement Agreement and liens created by this Agreement shall be subordinated to the obligations and liens securing such obligations under the Credit Facility. Concurrently with or prior to the execution and delivery of this Agreement, Grantor shall execute and deliver pursuant to the terms of this Agreement (i) financing statements (on UCC-1 or such successor or other applicable form) necessary to perfect a security interest in the secured assets that constitute personal property under applicable law and (ii) mortgages and deeds of trust necessary to perfect a security interest in the secured assets that constitute real property or fixtures under applicable law, in each case to the extent necessary or permitted under the applicable jurisdiction governing such secured assets. Pursuant to the terms of this Agreement, Grantor shall file (or cause to be filed and/or recorded) such financing statements, mortgages and deeds of trust as are necessary to perfect the United States' security interest in the secured assets.

         Section 4. Event of Default.

                  (a) If Grantor fails to make or cause to be made (through a third party insurer) the Initial Medicare Payment or any Supplemental Medicare Payment to the United States as such terms are defined and set forth in the Medicare Settlement Agreement, such event shall constitute an Event of Default.

                  (b) Upon the occurrence and during the continuation of any Event of Default, the United States shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the United States may, without demand and, to the extent permitted by applicable law, without advertisement, notice, hearing or process of law, all of which Grantor hereby waives to the extent permitted by applicable law, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, at any securities exchange or broker's board, for cash, upon credit or otherwise, at such prices and upon such terms as the United States deems advisable, in its sole discretion. Upon the occurrence and during the continuation of any Event of Default, in addition to any other right or remedies set forth herein or by applicable law, the United States may by written demand direct any securities intermediary, commodities intermediary, or other financial intermediary at any time holding any Investment Property, or any issuer thereof, to deliver such Collateral, or any part thereof, to the United States and/or liquidate such Collateral, or any part thereof, and deliver the proceeds thereof to the United States. If any of the Collateral constitutes restricted securities within the meaning of any applicable securities laws, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable. In the exercise of any such remedies, the United States may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Obligations. Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to Grantor in accordance with Article X of the Medicare Settlement Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided, however, no notification need be given to Grantor if Grantor has signed, after an Event of Default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition. The United States may be the purchaser at any such sale and may pay through a credit bid against obligations outstanding under the Medicare Settlement Agreement. Grantor hereby waives all of its rights of redemption from any such sale. The United States may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the United States may further postpone such sale by announcement made at such time and place. In the event any of the Collateral shall constitute restricted securities within the meaning of any applicable securities laws, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable. The United States has no obligation to prepare the Collateral for sale. The United States may sell or otherwise dispose of the Collateral without giving any warranties as to the Collateral or any part thereof, including disclaimers of any warranties of title or the like, and Grantor acknowledges and agrees that the absence of such warranties shall not render the disposition commercially unreasonable.

                  (c) Without in any way limiting the foregoing, Grantor hereby grants to the United States a royalty-free non-exclusive irrevocable license and right to use all of Grantor's patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade names, trade styles, and similar intangibles in connection with any foreclosure or other realization by the United States on all or any part of the Collateral to the extent permitted by this Agreement, law or the applicable license or other intellectual property agreement. The license and right granted the United States hereby shall be without any royalty or fee or charge whatsoever.

         Section 5. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until the satisfaction of all of Grantor's Obligations under the Medicare Settlement Agreement. Upon such termination of this Agreement, the United States shall, upon the request and at the expense of Grantor, forthwith release its security interest hereunder in accordance with the terms of Section 7 hereof.

         Section 6. Primary Security; Obligations Absolute. The lien and security interest herein created and provided for stand as direct and primary security for the Obligations of Grantor arising under or otherwise relating to the Medicare Settlement Agreement. No application of any sums received by the United States in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any part thereof shall in any manner entitle Grantor to any right, title or interest in or to the obligations or any collateral or security therefor, whether by subrogation or otherwise, unless and until all Obligations have been fully paid and satisfied and the Medicare Settlement Agreement have expired or otherwise terminated. In order to realize hereon and to exercise the rights granted the United States hereunder and under applicable law, there shall be no obligation on the part of the United States at any time to first resort for payment to Grantor or to any guaranty of the obligations or any portion thereof or to resort to any other collateral, security, property, liens or any other rights or remedies whatsoever, and the United States shall have the right to enforce this Agreement against Grantor or any of its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

         Section 7. Release of Collateral.

                  (a) Upon the satisfaction of all of Grantor's obligations under the Medicare Settlement Agreement, this Agreement shall terminate and the Collateral shall be released. Upon the written request of Grantor, the United States shall execute such termination instruments (including without limitation, UCC-3s or other evidence of release of a lien or mortgage as applicable) as may be necessary to release all liens on Collateral hereunder.

                  (b) In the event that Judicial Approval is not obtained in accordance with the Medicare Settlement Agreement, the United States shall execute such termination instruments

(including without limitation, UCC-3s or other evidence of release of a lien or mortgage as applicable) as may be necessary to release all liens on Collateral hereunder, and this Agreement shall terminate and be of no force and effect.

                  (c) In the event that Grantor sells assets for business purposes, the United States shall execute and deliver such termination instruments and/or other documents (including, without limitation, UCC-3s or other evidence of release of a lien or mortgage as applicable) as may be reasonably requested by Grantor to release Liens on the Collateral hereunder subject to sale under such agreements, so long as a portion of the net proceeds of such sale are withheld and/or set-aside in a suitable escrow account in an amount equal to the then total projected liability due to the United States under the Medicare Settlement Agreement unless Grantor can demonstrate, to the reasonable satisfaction of the United States, that Grantor has the financial resources to meet any future payment obligations under the Medicare Settlement Agreement.

         Section 8. Miscellaneous.

                  (a) The rights and responsibilities of the United States under this Agreement shall be subject to the Medicare Settlement Agreement.

                  (b) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon Grantor, its successors and assigns and shall inure, together with the rights and remedies of the United States hereunder, to the benefit of the United States and permitted assigns; provided, however, that Grantor may assign its rights or delegate its duties hereunder without the United States' prior written consent.

                  (c) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be deemed to have been given or made, if to Grantor or the United States when given in accordance with Article X of the Medicare Settlement Agreement.

                  (d) No Covered Medicare Beneficiary shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Covered Medicare Beneficiaries shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the United States in the manner herein provided.

                  (e) In the event that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

                  (f) This Agreement shall be construed in accordance with, federal laws. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

                  (g) Grantor and, by accepting the benefits of this Agreement, the United States hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                  (h) Except as otherwise specifically provided herein, nothing in this Agreement, express or implied, confers on any person, other than the parties hereto and their successors and assigns hereunder, any benefit or any legal or equitable right, remedy, or claim under this Agreement.

                  (i) Copies of all documents, notices, statements, reports, projections, motions, or similar documents provided to the United States under this Agreement shall be provided on a confidential basis and shall be kept confidential in accordance with applicable statutes and regulations unless such information is otherwise publicly available or as otherwise required by law or judicial or administrative process. Such confidential information provided under this Agreement can be used in any proceeding in a court of competent jurisdiction provided the United States using such information takes reasonable steps to protect the confidential nature of the information.

                  (j) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same agreement.



                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed and delivered as of the date first above written.


                                        SULZER ORTHOPEDICS INC.





DATED: 4/25/02                          /s/ DAVID K. FLOYD
      -----------------------           --------------------------------------
                                        DAVID K. FLOYD
                                        President





                                        UNITED STATES OF AMERICA
                                        ROBERT D. McCALLUM, JR.
                                        Assistant Attorney General



DATED: 5/2/02                           /s/ RUTH A. HARVEY
      -----------------------           --------------------------------------
                                        J. CHRISTOPHER KOHN
                                        SANDRA P. SPOONER
                                        RUTH A. HARVEY
                                        Department of Justice
                                        Civil Division
                                        Ben Franklin Station
                                        P.O. Box 875
                                        Washington, DC  20044

                                        Attorneys for United States of America


                     (SIGNATURE PAGE TO SECURITY AGREEMENT)